FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

                                      AMONG

                               PARAGON GROUP L.P.
                         A DELAWARE LIMITED PARTNERSHIP,
                                   AS BORROWER


               WELLS FARGO REALTY ADVISORS FUNDING, INCORPORATED,
                           NATIONSBANK OF TEXAS, N.A.,
                    THE BOATMEN'S NATIONAL BANK OF ST. LOUIS,
                   TOGETHER WITH THOSE BANKS BECOMING PARTIES
                        HERETO PURSUANT TO SECTION 11.13,
                                   AS LENDERS


                                       AND


               WELLS FARGO REALTY ADVISORS FUNDING, INCORPORATED,
                              AS AGENT FOR LENDERS


                            DATED AS OF JULY 27,1996

                                TABLE OF CONTENTS


                                                                            Page
                                    ARTICLE 1
                                   DEFINITIONS
Section  1.1      Certain Defined Terms........................................1
Section  1.2      Computation of Time Periods.................................24
Section  1.3      Terms.......................................................24
                                    ARTICLE 2
                                      LOANS
Section  2.1      Loan Advances and Repayment.................................24
Section  2.3      Lenders' Accounting.........................................27
Section  2.4      Interest on the Loans.......................................28
Section  2.5      Fees........................................................33
Section  2.6      Payments....................................................34
Section  2.7      Increased Capital...........................................35
Section  2.8      Notice of Increased Costs...................................35
                                    ARTICLE 3
                            BORROWING BASE PROPERTIES
Section  3.1      Acceptance of Borrowing Base Properties.....................35
Section  3.2      Release of Borrowing Base Properties........................37
Section  3.3      Borrowing Base Determinations...............................38
Section  3.4      Covenants Relating to Borrowing Base Properties.............40
Section  3.5      Grant of Security Interest..................................41
                                    ARTICLE 4
                               CONDITIONS TO LOANS
Section  4.1      Conditions to Initial Loans.................................42
Section  4.2      Conditions Precedent to Subsequent Loans....................46
                                    ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES
Section  5.1      Representations and Warranties as to Borrower...............48
Section  5.2      Representations and Warranties as to the REIT...............53
Section  5.3      Representations and Warranties as to Paragon GP Holdings....56
Section  5.4      Representations and Warranties as to Paragon LP Holdings....59
                                    ARTICLE 6
                               REPORTING COVENANTS
Section  6.1      Financial Statements and Other Financial and Operating
                           Information........................................62
Section  6.2      Environmental Notices.......................................67
                                    ARTICLE 7
                              AFFIRMATIVE COVENANTS
Section  7.1      Borrower's Affirmative Covenants............................68
Section  7.2      With respect to the REIT....................................70
Section  7.3      With respect to Paragon GP Holdings.........................72

Section  7.4      With respect to Paragon LP Holdings.........................74
                                    ARTICLE 8
                               NEGATIVE COVENANTS
Section  8.1      With respect to Borrower....................................76
Section  8.2      With respect to the REIT....................................79
Section  8.3      With respect to Paragon GP Holdings.........................80
Section  8.4      With respect to Paragon LP Holdings.........................81
                                    ARTICLE 9
                               FINANCIAL COVENANTS
                                   ARTICLE 10
                     EVENTS OF DEFAULT; RIGHTS AND REMEDIES
Section  10.1     Events of Default...........................................83
Section  10.2     Rights and Remedies.........................................87
                                   ARTICLE 11
                                AGENCY PROVISIONS
Section  11.1     Appointment.................................................89
Section  11.2     Nature of Duties............................................89
Section  11.3     Loan Disbursements..........................................90
Section  11.4     Distribution and Apportionment of Payments..................91
Section  11.5     Rights, Exculpation, Etc....................................92
Section  11.6     Reliance....................................................93
Section  11.7     Indemnification.............................................93
Section  11.8     Agent and Lenders Individually..............................93
Section  11.9     Successor Agent; Resignation of Agent, Removal of Agent. ...93
Section  11.10    Consent and Approvals.......................................94
Section  11.11    Agency Provisions Relating to Collateral....................97
Section  11.12    Lender Actions Against Collateral...........................99
Section  11.13    Assignments and Participations..............................99
Section  11.14    Ratable Sharing............................................102
Section  11.15    Delivery of Documents......................................102
Section  11.16    Notice of Events of Default................................103
                                   ARTICLE 12
                                  MISCELLANEOUS
Section  12.1     Expenses...................................................103
Section  12.2     Indemnity..................................................104
Section  12.3     Change in Accounting Principles............................104
Section  12.4     Setoff.....................................................105
Section  12.5     Amendments and Waivers.....................................105
Section  12.6     Independence of Covenants..................................106
Section  12.7     Notices and Delivery.......................................107
Section  12.8     Survival of Warranties, Indemnities and Agreements.........107
Section  12.9     Failure or Indulgence Not Waiver; Remedies Cumulative......107
Section  12.10    Marshalling; Recourse to Security; Payments Set Aside......107
Section  12.11    Severability...............................................108
Section  12.12    Headings...................................................108

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Section  12.13    Governing Law..............................................108
Section  12.14    LIMITATION OF LIABILITY....................................109
Section  12.15    Successors and Assigns.....................................109
Section  12.16    Consent to Jurisdiction and Service of Process; Waiver of Jury
                           Trial.............................................109
Section  12.17    Counterparts; Effectiveness; Inconsistencies...............110
Section  12.18    Performance of Obligations.................................111
Section  12.19    Construction...............................................111
Section  12.20    Entire Agreement...........................................111
Section  12.21    Confidentiality............................................111
Section  12.22    Estoppel Certificates......................................111
Section  12.23    Limitation of Liability....................................112

                              LIST OF DEFINED TERMS


                                                                        Page No.

$..............................................................................8
Accommodation Obligation.......................................................1
Accountants....................................................................2
Affiliate......................................................................2
Agent    ......................................................................2
Agreement......................................................................1
Appraisal......................................................................2
Appraised Value................................................................2
Assignment and Assumption......................................................2
Assignment of Leases and Rents.................................................3
Base Rate......................................................................3
Base Rate Loan.................................................................3
Benefit Plan...................................................................3
Borrower ......................................................................3
Borrower's Affidavit...........................................................3
Borrower's Share...............................................................3
Borrowing......................................................................3
Borrowing Base.................................................................3
Borrowing Base Certificate.....................................................3
Borrowing Base Development Properties..........................................4
Borrowing Base Properties......................................................4
Borrowing Base Stabilized Properties...........................................4
Borrowing Base Stabilized Property Statements.................................63
Breakeven......................................................................4
Business Day...................................................................4
Capital Expenditures................................................Addendum - 1
Capital Lease..................................................................5
Cash Equivalents...............................................................5
Closing Checklist..............................................................5
Closing Date...................................................................5
Co-Agent ......................................................................5
Collateral.....................................................................6
Commission.....................................................................6
Commitment.....................................................................6
Completion Cost................................................................6
Compliance Certificate.........................................................6
Confidential Information.......................................................6
Construction Budget............................................................6
Construction Contracts.........................................................6
Construction Project..........................................................41

Construction Schedule..........................................................6
Contaminant....................................................................7
Contractual Obligation,........................................................7
Conversion Date................................................................7
Conversion Date Certificate....................................................7
Convertible Securities.........................................................7
Court Order....................................................................7
Debt Service........................................................Addendum - 1
Default Interest...............................................................7
Defaulting Lender..............................................................8
Development Loan Fee..........................................................33
Development Plans..............................................................8
Development Property...........................................................8
Development Property Status Report.............................................8
DOL      ......................................................................8
Dollars  ......................................................................8
EBITDA   ...........................................................Addendum - 1
Eligible Maximum Loan Amount...................................................8
Environmental Laws.............................................................8
Environmental Lien.............................................................8
ERISA    ......................................................................9
ERISA Affiliate................................................................9
Event of Default...............................................................9
Facility ......................................................................9
FDIC     ......................................................................9
Federal Funds Rate.............................................................9
Federal Reserve Board.........................................................10
Financial Statements..........................................................63
FIRREA   .....................................................................10
Fiscal Quarter................................................................10
Fiscal Year...................................................................10
Fixed Charges.................................................................10
Funding Date..................................................................10
Funding Lender................................................................90
Funds From Operations...............................................Addendum - 1
Funds Transfer Agreement......................................................10
GAAP     .....................................................................10
General Partner...............................................................10
Governmental Authority........................................................10
Gross Asset Value...................................................Addendum - 1
Improvements..................................................................10
Indebtedness.......................... .......................................11
Indemnified Matters..........................................................104
Indemnitees..................................................................104
Independent Inspecting Architect..............................................11

Interest Expense....................................................Addendum - 2
Interest Period...............................................................11
Interim Period................................................................12
Internal Revenue Code.........................................................12
Investment....................................................................12
Investment Affiliate..........................................................12
Investment Mortgage...........................................................12
IRS      .....................................................................12
Land     .....................................................................12
Lease-Up Projections..........................................................12
Lender   .....................................................................12
Lender Taxes..................................................................30
Liabilities and Costs.........................................................13
LIBOR    .....................................................................13
LIBOR Loan....................................................................13
LIBOR Office..................................................................13
LIBOR Reserve Percentage......................................................13
Lien     .....................................................................14
Loan     .....................................................................14
Loan Availability.............................................................14
Loan Availability Certificate.................................................14
Loan Documents................................................................14
Loan Note.....................................................................14
Major Agreement...............................................................14
Management Company............................................................15
March 31, 1996 Financials.....................................................49
Material Adverse Effect.......................................................15
Maturity Date.................................................................15
Maximum Loan Amount...........................................................15
Maximum Rate.................................................................108
Mortgage .....................................................................15
Mortgage Document.............................................................15
Multiemployer Plan............................................................16
Net Income....................................................................16
Net Operating Income..........................................................16
Non Pro Rata Loan.............................................................16
Non-Funding Lender............................................................90
Nonrecourse Indebtedness......................................................16
Notice of Borrowing...........................................................16
Obligations...................................................................16
Officer's Certificate.........................................................17
operatives...................................................................112
Other Indebtedness............................................................17
Owner's Policy................................................................35
Paragon GP Holdings...........................................................17

Paragon GP Holdings Affidavit.................................................17
Paragon LP Holdings...........................................................17
Paragon LP Holdings Affidavit.................................................17
Partnerships..................................................................17
PBGC     .....................................................................17
Permanent Loan Estimate.......................................................17
Permit   .....................................................................18
Permitted Investment..........................................................18
Permitted Lien................................................................18
Person   .....................................................................19
Plan     .....................................................................19
Pro Rata Share................................................................20
Proceedings...................................................................20
Project Budget................................................................20
Property .....................................................................20
Property Release..............................................................38
Protective Advance............................................................20
Regulation G..................................................................20
Regulation T..................................................................20
Regulation U..................................................................21
Regulation X..................................................................21
REIT     .....................................................................21
REIT Affidavit................................................................21
Release  .....................................................................21
Remedial Action...............................................................21
Reportable Event..............................................................21
Requirements of Law...........................................................21
Requisite Lenders.............................................................21
Restatement Date..............................................................22
Securities....................................................................22
Securities Act................................................................22
Securities Exchange Act.......................................................22
Senior Loans..................................................................91
Short Term Income.............................................................22
Solvent  .....................................................................22
Stabilized Property/Development Property Borrowing Base Ratio.................22
Subsidiary....................................................................22
substantial employer..........................................................23
Supermajority Lenders.........................................................22
Taxes    .....................................................................23
Termination Event.............................................................23
to the best of a Person's knowledge...........................................24
Total Liabilities...................................................Addendum - 2
Uniform Commercial Code.......................................................23
Units    .....................................................................23

Unmatured Event of Default....................................................23
Unused Amount.................................................................33
Unused Facility Fee...........................................................33
Wells Fargo....................................................................1
WFB      .....................................................................24
Work in Process.....................................................Addendum - 2
work-out ....................................................................104

                                FIFTH AMENDED AND
                            RESTATED CREDIT AGREEMENT

         This Fifth Amended and Restated Credit Agreement (as amended, supplemented or modified from time to time, the "Agreement") dated as of July 27, 1996, is made by and among PARAGON GROUP L.P., a Delaware limited partnership ("Borrower"), the Lenders, as hereinafter defined, and WELLS FARGO REALTY ADVISORS FUNDING, INCORPORATED, a Colorado corporation ("Wells Fargo"), as Agent, and supersedes and takes the place of the Fourth Amended and Restated Credit Agreement, dated as of February 29, 1996, made by and among the same parties.


                                    ARTICLE 1
                                   DEFINITIONS

         Section 1.1 Certain Defined Terms. The following terms shall have the following meanings in this Agreement (such meanings to be applicable, except to the extent otherwise indicated in a definition of a particular term, both to the singular and the plural forms of the terms defined):

     "Accommodation Obligation" as applied to any Person, means any contractual obligation, contingent or otherwise, of that Person in respect of which that person is liable for any Indebtedness or other obligation or liability of another Person, including, without limitation, any such Indebtedness, obligation or liability directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including, except as provided below, the recourse and nonrecourse obligations of partnerships in which that Person has an ownership interest, Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, a level of income, or other financial condition, or to make payment other than for value received. With respect to nonrecourse obligations of partnerships in which a Person has an ownership interest, if the financial results of a partnership in which a Person has an ownership interest are not consolidated under GAAP with the financial results of that Person on the consolidated financial statements of that Person, then only an amount equal to the product of (a) the nonrecourse obligations of such partnership, and (b) that Person's ownership interest in such partnership expressed as a percentage of one, shall constitute an Accommodation Obligation of that Person. With respect to recourse obligations of such partnerships, 100% of such obligations shall constitute Accommodation Obligations of a Person that has an ownership interest in such partnership.

          "Accountants" means Ernst & Young Kenneth Leventhal Real Estate Group, or any other firm of certified public accountants of national standing selected by Borrower and reasonably acceptable to Agent.

          "Affiliate" as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means (a) the possession, directly or indirectly, of the power to vote 25% or more of the Securities having voting power for the election of directors of such Person, or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting Securities or by contract or otherwise; (b) the ownership of a general partnership interest;
     (c) a limited partnership interest representing 25% or more of the outstanding partnership interests of a Person.

          "Agent" means Wells Fargo in its capacity as Agent for the Lenders under this Agreement, and shall include any successor to Wells Fargo in such capacity appointed pursuant hereto and shall be deemed to refer to Wells Fargo in its individual capacity as a Lender where the context so requires.

          "Agreement" means this Credit Agreement as amended, supplemented or modified from time to time.

          "Appraisal" means a written appraisal prepared (a) by an independent MAI appraiser acceptable to Agent in its reasonable business discretion;
     (b) in accordance with Agent's customary independent appraisal requirements; and (c) in compliance with all applicable regulatory requirements, including FIRREA.

          "Appraised Value" means (a) as to any Borrowing Base Stabilized Property or Land, as the case may be, the "as is" market value of such Borrowing Base Stabilized Property or Land, as the case may be, as reflected in the most recent Appraisal of such Borrowing Base Stabilized Property or Land, as the case may be, as the same may have been adjusted by Agent based upon its internal review of such Appraisal, which review shall be conducted prior to acceptance of such Appraisal by Agent and in any event within 21 days after receipt by Agent of such Appraisal; and (b) as to any Borrowing Base Development Property, the "as though stabilized" market value of such Borrowing Base Development Property, as reflected in the most recent Appraisal of such Borrowing Base Development Property, as the same may be adjusted by Agent based upon its internal review of such Appraisal, which review shall be conducted prior to acceptance of such Appraisal by Agent and in any event within 21 days after receipt by Agent of such Appraisal.

          "Assignment and Assumption" means an Assignment and Assumption in the form of Exhibit A hereto (with blanks appropriately filled in) delivered to Agent in connection with each assignment of a Lender's interest under this Agreement pursuant to Section 11.13.

          "Assignment of Leases and Rents" means an Assignment of Leases and Rents, in form acceptable to Agent, delivered to Agent in connection with a Borrowing Base Property and securing the Obligations.

          "Base Rate" means, on any day, the higher of (a) the Prime Rate in effect on such day, and (b) the Federal Funds Rate in effect on such day, plus 1/2% per annum.

         "Base Rate Loan" means a Loan bearing interest at the Base Rate.

          "Benefit Plan" means any employee  pension  benefit plan as defined in
     Section 3(2) of ERISA (other than a Multiemployer Plan) in respect of which a Person or an ERISA Affiliate is, or within the immediately preceding five years was, an "employer" as defined in Section 3(5) of ERISA.

         "Borrower" means Paragon Group L.P., a Delaware limited partnership.

          "Borrower's Affidavit" means an affidavit subscribed and sworn to by an authorized representative of the General Partner of Borrower as to the matters set forth therein. Such representative need not be an officer of the General Partner.

          "Borrower's Equity Investment" means, with respect to any Borrowing Base Development Property, the total project costs to be funded by Borrower prior to any Loan relating to such Property. Such funded costs shall aggregate not less than the greater of (a) the difference between (1) the sum of (A) the total original Project Budget for such Property and (B) 100% of any increases in the amount of the total Project Budget for such Property after the initial Loan relating to the Property is disbursed, and
     (2) the Maximum Loan Amount and (b) 30% of the amount described in (a)(1) of this definition.

          "Borrower's Share" means Borrower's share of the liabilities of an Investment Affiliate based upon Borrower's percentage ownership of such Investment Affiliate.

         "Borrowing" means a borrowing under the Facility.

          "Borrowing Base" means the sum from time to time of (a) the Borrowing Base Values of the Borrowing Base Stabilized Properties and (b) the lesser of (1) $50,000,000 or (2) the Borrowing Base Values of the Properties accepted by Agent as Borrowing Base Development Properties pursuant to
     Section 3.1 on or before September 30, 1996.

         "Borrowing Base Certificate" means a report in the form of Exhibit B.

          "Borrowing Base Development Properties" means the apartment Properties which are under development and listed on Schedule 2, as such Schedule 2 may be amended from time to time to reflect the addition and deletion of apartment Properties under development pursuant to Article 3 hereof.

          "Borrowing Base Properties" means the Borrowing Base Development Properties and the Borrowing Base Stabilized Properties.

          "Borrowing Base Property Statements" has the meaning ascribed to such term in Section 6.1(a).

          "Borrowing Base Stabilized Properties" means the apartment Properties listed on Schedule 1, as such Schedule 1 may be amended form time to time to reflect the addition and deletion of apartment Properties pursuant to
     Article 3 hereof.

          "Borrowing Base Value" means, (a) as to any Borrowing Base Stabilized Property at any time, the lower of:

          (1) 70% of the Appraised Value of such Borrowing Base Stabilized Property; and

          (2) the Permanent Loan Estimate of such Borrowing Base Stabilized Property; and

          (b) as to any Borrowing Base Development Property at any time, its Eligible Maximum Loan Amount.

          "Breakeven" means, with respect to any Borrowing Base Development Property, as calculated from time to time, when such Property generates Net Operating Income (on an annualized basis) equal to or greater than the sum of all payments of interest that would be required to annually service the accrued interest only on a loan in the Maximum Loan Amount for such Property with an interest rate equal to the sum of three month LIBOR on the date Breakeven is calculated plus 3.00%.

          "Business Day" means (a) with respect to any Borrowing, payment or rate determination for a LIBOR Loan, a day, other than a Saturday or Sunday, on which Agent is open for business in Dallas and San Francisco, on which Co-Agent is open for business in Dallas and on which dealings in Dollars are carried on in the London interbank market; and (b) for all other purposes, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of California and Texas or is a day on which banking institutions located in California and Texas are required or authorized by law or other governmental action to close.

          "Capital Expenditures" has the meaning ascribed to such term in Addendum I to this Agreement.

          "Capital Lease" as applied to any Person, means any lease of any Property (whether real, personal or mixed) by that Person, as lessee, which, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

          "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by an agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year after the date of acquisition thereof; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, maturing within 90 days after the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from any two of Standard & Poor's Corporation, Moody's Investors Services, Inc., Duff and Phelps, or Fitch Investors (or, if at any time no two of the foregoing shall be rating such obligations, then from such other nationally recognized rating services acceptable to Agent) and not listed for possible down-grade in Credit Watch published by Standard & Poor's Corporation; (c) commercial paper, other than commercial paper issued by Borrower or any of its Affiliates, maturing no more than 90 days after the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 or P-1 from either Standard & Poor's Corporation or Moody's Investor's Service, Inc. (or, if at any time neither Standard & Poor's Corporation nor Moody's Investor's Service, Inc. shall be rating such obligations, then the highest rating from such other nationally recognized rating services acceptable to Agent); and (d) domestic and Eurodollar certificates of deposit, time deposits and bankers' acceptances which mature within 90 days after the date of acquisition thereof; and (e) overnight securities repurchase agreements, or reverse repurchase agreements secured by any of the foregoing types of Securities or debt instruments issued, in each case, by (1) any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia or Canada having combined capital and surplus of not less than $250,000,000 or (2) any Lender.

          "Closing Checklist" means the Closing Checklist attached hereto as Exhibit C, as the same may be amended by the parties.

          "Closing Date" means the date upon which the initial public offering of the REIT Securities was closed and funded, such date being July 27, 1994.

          "Co-Agent" means NationsBank of Texas, N.A. in its capacity as co-Agent for the Lenders under this Agreement, and shall be deemed to refer to NationsBank of Texas, N.A. in its individual capacity as a Lender where the context so requires.

          "Collateral" means all Property and interests in Property now owned or hereafter acquired by Borrower or the REIT, in or upon which a security interest, pledge, Lien or Mortgage is granted or of which a collateral assignment is made under this Agreement, the Mortgage Documents, or any other Loan Documents.

     "Commission" means the Securities and Exchange Commission.

          "Commitment" means, with respect to any Lender, such Lender's Pro Rata Share of the Facility, which amount shall not exceed the principal amount set out under such Lender's name under the heading "Loan Commitment" on the counterpart signature pages attached to this Agreement or as set forth on an Agreement and Assumption executed by such Lender, as assignee, as such amount may be adjusted pursuant to the terms of this Agreement.

          "Completion Cost"means, with respect to any Borrowing Base Development Property, the remaining cost of completing the Improvements and achieving Breakeven, as determined monthly by Agent, in its sole discretion, with consideration given to reports prepared by the Independent Inspecting Architect.

          "Compliance Certificate" means a certificate in the form of Exhibit D hereto delivered to Agent by Borrower pursuant to Section 6.1(d) and covering Borrower's compliance with the covenants contained in Articles 6, 7, 8 and 9 of this Agreement.

          "Confidential Information" means all nonpublic information obtained by Agent or any Lender.

          "Construction Budget" means, with respect to any Development Property that is not a Borrowing Base Development Property, the budget for the construction and development of such Property.

          "Construction Contracts" means, with respect to any Borrowing Base Development Property, any and all material contracts and agreements, written or oral between the Borrower and any original contractor, including the architect for such Property, between any of the foregoing and any subcontractor and between any of the foregoing and any other Person relating in any way to the construction of the Improvements that are a part of such Property including the performance of labor or the furnishing of standards or specially fabricated materials.

          "Construction  Project"  has the  meaning  ascribed  to  such  term in
     Section 3.4(d).

          "Construction Schedule" means, with respect to any Borrowing Base Development Property, the schedule established for completion of the various stages of development of the Property.

          "Contaminant" means any pollutant (as that term is defined in 42 U.S.C. 9601(33) or toxic pollutant (as that term is defined in 33 U.S.C. 1362(13)), hazardous substance (as that term is defined in 42 U.S.C.
     9601(14)), hazardous chemical (as that term is defined by 29 CFR Section 1910.1200(c)), toxic substance, hazardous waste (as that term is defined in 42 U.S.C. 6903(5)), radioactive material, special waste, petroleum
     (including crude oil or any petroleum-derived substance, waste, or breakdown or decomposition product thereof, or any constituent of any such substance or waste, including, but no limited to polychlorinated biphenyls and asbestos).

          "Contractual Obligation," as applied to any Person, means any provision of any Securities issued by that Person or any indenture, mortgage, deed of trust, lease, contract, undertaking, document or instrument to which that Person is a party or by which it or any of its Properties is bound, or to which it or any of its Properties is subject (including, without limitation, any restrictive covenant affecting such Person or any of its Properties).

          "Conversion Date means, as to any Borrowing Base Development Property, the earlier of (a) the date that is 30 months after construction commences; or (b) the date on which Borrower delivers a Conversion Date Certificate to Agent pursuant to Section 6.1(y). Each Borrowing Base Development Property that achieves (1) 90% occupancy for the average of three consecutive months and (2) 90% for each of three consecutive months of appraised stabilized gross revenue (on an annualized basis) prior to the Conversion Date, may become a Borrowing Base Stabilized Property on or subsequent to the Conversion Date upon written notice from Borrower to Agent.

     "Conversion Date Certificate" means a report in the form of Exhibit I.

          "Convertible Securities" means evidences of indebtedness, shares of stock, limited or general partnership interests or other ownership interests, warrants, options, or other rights or securities which are convertible into or exchangeable for, with or without payment of additional consideration, Units of the Borrower, either immediately or upon the arrival of a specified date or the happening of a specified event.

          "Court Order" means any judgment,  writ,  injunction,  decree, rule or
     regulation  of  any  court  or  Governmental   Authority  binding  upon  or
     applicable to the Person in question.

          "Debt Service" has the meaning ascribed to such term in Addendum I to this Agreement.

     "Default Interest" has the meaning ascribed to such term in Section 2.4(d).

          "Defaulting Lender" means any Lender that fails to perform its obligations under this Agreement within the time period specified for performance of such obligations, upon written notice of such failure from Agent of such failure; provided, however, that any Lender that fails to fund its Pro Rata Share of any Borrowing by 10:00 A.M. California Time on the Funding Date for such Borrowing, shall, without written notice of such failure from Agent, be deemed to be a Defaulting Lender; and any Lender that fails to perform its obligations under this Agreement (if no time period is specified for the performance of such obligation), which failure continues for a period of two Business Days after written notice from Agent of such failure to such Lender.

          "Development Plans" means, with respect to any Borrowing Base Development Property, the material plans, specifications, shop drawings and other technical descriptions prepared for construction of the Improvements on the Property.

          "Development Property" means an income producing real estate project for which both of the following statements are true: (a) at least 30 months has not passed since construction was commenced and (b) (1) 90% occupancy for the average of three consecutive months and (2) 90% of stabilized gross revenues (on an annualized basis) for each of three consecutive months has not been achieved.

          "Development Property Status Report" means, with respect to any Borrowing Base Development Property, the report delivered to Lender by Borrower pursuant to Section 6.1(x) of this Agreement.

          "DOL" means the United States Department of Labor and any successor department of agency.

          "Dollars" and "$" each mean the lawful money of the United States of America.

          "EBITDA" has the meaning ascribed to such term in Addendum I to this Agreement.

          "Eligible Maximum Loan Amount" means, with respect to any Borrowing Base Development Property, an amount equal to (a) zero if Borrower's Equity Investment has not been fully funded; and otherwise, (b) the Maximum Loan Amount.

          "Environmental   Laws"  means  all  environment,   health  and  safety
     Requirements of Law.

          "Environmental Lien" means a Lien in favor of any Governmental Authority for (a) any liability under Environmental Laws or regulations, or

          (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

          "ERISA Affiliate" means any (a) corporation which is, becomes, or is deemed to be a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as a Person;
     (b) partnership, trade or business (whether or not incorporated) which is, becomes, or is deemed to be under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with a Person; (c) a Person which is, becomes, or is deemed to be a member of the same "affiliated service group" (as defined in Section 414(m) of the Internal Revenue Code) as a Person; or (d) any other organization or arrangement described in
     Section 414(o) of the Internal Revenue Code which is, becomes, or is deemed to be required to be aggregated pursuant to regulations issued under
     Section  414(o) of the  Internal  Revenue  Code with a Person  pursuant  to
     Section 414(o) of the Internal Revenue Code.

          "Event of Default" means any of the occurrences set forth in Article 10 after the expiration of any applicable grace period expressly provided therein.

          "Expended Project Costs" means, with respect to any Borrowing Base Development Property, all sums expended to date for the development of the Property, consistent with the Project Budget for such Property.

          "Facility" means the loan facility of up to $150,000,000.00 described in Section 2.1(a), which shall consist of (a) $85,000,000.00 of Commitments from Lenders on the Restatement Date and (b) $65,000,000.00 of additional Commitments, provided that (1) Borrower requests such additional
     Commitments, which requests shall be in increments of not less than $15,000,000.00, and (2) Agent receives additional Commitments from Lenders equal to at least the sum of all such requested additional Commitments, not to exceed $65,000,000.00.

          "FDIC"  means  the  Federal  Deposit  Insurance   Corporation  or  any
     successor thereof.

          "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal Funds brokers of recognized standing selected by Agent.

          "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any governmental authority succeeding to its functions.

          "Financial  Statements"  has the  meaning  ascribed  to  such  term in
     Section 6.1(b).

          "FIRREA"  means  the  Financial  Institutions  Recovery,   Reform  and
     Enforcement Act of 1989, as amended from time to time.

         "Fiscal Quarter" means a fiscal quarter of a Fiscal Year.

          "Fiscal Year" means the fiscal year of Borrower which shall be the 12 month period ending on the last day of December in each calendar year.

         "Fixed Charges" means the sum of Debt Service and Capital Expenditures.

          "Funding Date" means, with respect to any Loan made after the Closing Date, the date of the funding of such Loan.

          "Funds From Operations" has the meaning ascribed to such term in Addendum I to this Agreement.

          "Funds Transfer Agreement" means the Agent's funds transfer agreement in the form of Exhibit E hereto.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants, and the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

         "General Partner" means Paragon GP Holdings.

          "Governmental Authority" means any nation or government, any federal, state, local, municipal or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Gross Asset Value" has the meaning ascribed to such term in Addendum I to this Agreement.

          "Improvements" means the improvements described in the Development Plans for any Borrowing Base Development Property.

          "Indebtedness" as applied to any Person (and without duplication), means, in accordance with GAAP, (a) all indebtedness, obligations or other liabilities of such Person for borrowed money; (b) all indebtedness, obligations or other liabilities of such Person evidenced by Securities or other similar instruments; (c) all reimbursement obligations and other liabilities of such Person with respect to letters of credit or banker's acceptances issued for such Person's account; (d) all obligations of such Person to pay the deferred purchase price of Property or services; (e) all obligations in respect of Capital Leases of such Person, (f) all Accommodation Obligations of such Person; (g) all indebtedness, obligations or other liabilities of such Person or others secured by a Lien on any asset of such Person, whether or not such indebtedness, obligations or liabilities are assumed by, or are a personal liability of, such Person, all as of such time; (h) all indebtedness, obligations or other liabilities (other than interest expense liability) in respect of interest rate contracts and foreign currency exchange agreements; and (i) ERISA obligations currently due and payable. Indebtedness shall not include operating leases, and any liability specifically offset by cash or Cash Equivalents held for the sole purpose of liquidating such liability.

          "Independent Inspecting Architect" means, with respect to any Borrowing Base Development Property, the Person selected and retained by Agent, at Borrower's expense, to review construction of and inspect the Improvements on behalf of the Lenders.

          "Interest Expense" has the meaning ascribed to such term in Addendum I to this Agreement.

          "Interest Period" means, relative to any LIBOR Loans comprising part of the same Borrowing, the period beginning on (and including) the date on which such LIBOR Loans are made as, or converted into, LIBOR Loans, and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as Borrower may select in its relevant Notice of Borrowing pursuant to Section 2.1(b); provided, however, that:

          (a) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day);

          (b)  no Interest Period may end later than the Termination Date; and

          (c) pursuant to Section 11.10(d), any Interest Period of 12 months shall require the consent of all Lenders.

          "Interim Period" means the period commencing on March 31, 1996, and ending on the Closing Date.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

          "Investment" means, as applied to any Person, (a) any direct or indirect purchase or other acquisition by that Person of Securities, or of a beneficial interest in Securities of any other Person, and (b) any direct or indirect loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, advances to employees and similar items made or incurred in the ordinary course of business and extensions of credit in the ordinary course of business), or capital contribution by such Person to any other Person which is not a current asset or did not arise from a sale of goods or services to that Person in the ordinary course of business. The amount of any Investment shall be determined in conformity with GAAP.

          "Investment Affiliate" means any Person in which Borrower has an ownership interest, whose financial results are not consolidated under GAAP with the financial results of Borrower on the consolidated financial statements of the Borrower.

          "Investment Mortgage" means any mortgage directly or indirectly owned by Borrower which secures Indebtedness including certificates of interest in real estate mortgage investment conduits.

          "IRS" means the Internal Revenue Service and any Person succeeding to the functions thereof.

          "Land" means unimproved real estate purchased or to be purchased and owned in fee by Borrower for the purpose of future development of improvements.

          "Lease-Up Projections" means, with respect to any Borrowing Base Development Property, the projections prepared by Borrower for leasing absorption, tenant occupancy, projected rental rates, construction period discounts and any other rental concessions.

          "Lender Taxes" has the meaning ascribed to such term in Section 2.4(g)(2)(A).

          "Lender" means Wells Fargo or any other bank, finance company, insurance or other financial institution which is or becomes a party to this Agreement by execution of a counterpart signature page hereto or an Assignment and Assumption, as assignee. At all times that there are no Lenders other than Wells Fargo, the terms "Lender" and "Lenders" mean Wells Fargo in its individual capacity. With respect to matters requiring the consent or approval of Requisite Lenders, or all Lenders, any Defaulting
          Lender will be disregarded and excluded, and, for voting purposes only, "all Lenders" shall be deemed to mean "all Lenders other than Defaulting Lenders."

               "Liabilities and Costs" means all claims, judgments, liabilities, obligations, responsibilities, losses, damages (including lost profits), punitive or treble damages, costs, disbursements and expenses (including, without limitation, reasonable attorneys', experts' and consultants' fees, and costs of investigation and feasibility studies), fines, penalties and monetary sanctions, and interest, direct or indirect, known or unknown, absolute or contingent, past, present or future.

               "LIBOR" means, relative to any Interest Period for any LIBOR Loan included in any Borrowing, the rate of interest determined by Agent (whose determination shall be conclusive absent manifest error, which shall not include any lower determination by any other banks) equal to the rates (rounded upwards, if necessary, to the nearest 1/16 of 1%) per annum reported by WFB at which Dollar deposits in immediately available funds are offered by WFB to leading banks in the Eurodollar interbank market at or about 10:00 A.M. London time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period for a period approximately equal to such Interest Period and in an amount equal or comparable to the LIBOR Loan to which such Interest Period relates.

               "LIBOR Loan" means a Loan bearing interest, at all times during the Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to LIBOR.

               "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such on the counterpart signature pages hereto or such other office of a Lender as designated from time to time by notice from such Lender to Agent, whether or not outside the United States, which shall be making or maintaining LIBOR Loans of such Lender.

               "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBOR Loans made by any Lender, the reserve percentage (expressed as a decimal) equal to the actual aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transactional adjustments or other scheduled changes in reserve requirements) applicable to such Lender specified under regulations issued from time to time by the Federal Reserve Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities" as currently defined in Regulation D of the Federal Reserve Board.

               "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights-of-way, zoning restrictions and the like), lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement (other than a financing statement filed by a "true" lessor pursuant to 9-408 of the Uniform Commercial Code) naming the owner of the asset to which such Lien relates as debtor, under the Uniform Commercial Code or other comparable law of any jurisdiction.

         "Loan" means a loan made pursuant to the Facility.

         "Loan Account" has the meaning ascribed to such term in Section 2.3.

               "Loan Availability" means, as calculated monthly, an amount equal to (a) the Borrowing Base less (b) the sum of (1) the aggregate outstanding principal balance under the Loan Notes and (2) the aggregate Completion Costs relating to the Borrowing Base Development Properties.

         "Loan Availability Certificate"means a report in the form of Exhibit K.

         "Loan Availability Deficiency" has the meaning ascribed to such term in
          Section 2.1(a)(2).

               "Loan Documents" means this Agreement, the Mortgage Documents, and all other agreements, instruments and documents (together with amendments and supplements thereto and replacements thereof) now or hereafter executed by the Borrower, or any other Person which either
          (a) evidence, guaranty or secure the Obligations; or (b) relate directly or indirectly to this Agreement.

               "Loan Note" means a promissory note evidencing Loans executed by Borrower in favor of Lenders, substantially in the form of Exhibit F.

               "Major Agreement" means, at any time, any (a) material operating, cross-easement, restrictions or similar agreement (excluding Construction Contracts, residential leases, service contracts, maintenance agreements, agreements with vendors providing goods and services to a Borrowing Base Property and other similar agreements) encumbering or affecting a Borrowing Base Property; (b) management/leasing agreements or leasing agreements with respect to a Borrowing Base Property; and (c) nonresidential leases which grant a possessory interest in, or the right to use, any part of a Borrowing Base Property.

               "Management Company" means Paragon Residential Services, Inc., a Delaware corporation, and the subsidiary of the Borrower through which the Borrower will conduct its development, management, leasing, asset management, and other property services businesses.

               "March 31, 1996 Financials" has the meaning ascribed to such term in Section 5.1(g).

               "Material Adverse Effect" means, with respect to a Person, a material adverse effect upon the condition (financial or otherwise), operations, performance or properties of such Person. The phrase "has a Material Adverse Effect" or "will result in a Material Adverse Effect" or words substantially similar thereto shall, in all cases, be intended to mean "has or will or could reasonably be anticipated to result in a Material Adverse Effect," and the phrase "has no (or does not have a) Material Adverse Effect" or "will not result in a Material Adverse Effect," or words substantially similar thereto, shall, in all cases, be intended to mean "does not or will not or could not reasonably be anticipated to result in a Material Adverse Effect."

               "Maturity Date" means July 27, 1998, unless the Maturity Date is extended pursuant to Section 2.1(d), in which case the Maturity Date shall be the date to which this Agreement is so extended.

               "Maximum Loan Amount" means, with respect to any Borrowing Base Development Property, an amount equal to the least of:

                  (a)      65% of the Appraised Value;

                  (b)      70% of the total amount of the Project Budget; or

                  (c)      the Permanent Loan Estimate;

          on the date such Property is accepted as a Borrowing Base Development Property pursuant to Section 3.1.

               "Mortgage Document" means any Mortgage, Assignment of Leases and Rents, indemnity agreement, security agreement or other document executed by Borrower, evidencing or creating Agent's Liens against a Borrowing Base Property as security for the Obligations, as each of the foregoing may be amended, supplemented or modified from time to time.

               "Mortgage" means the fee or leasehold mortgage, deed of trust or trust deed relating to a Borrowing Base Property and securing the Obligations.

               "Multiemployer  Plan" means an employee  benefit  plan defined in
          Section 4001(a)(3) of ERISA which is, or within the immediately preceding six years was, contributed to by a Person or an ERISA Affiliate.

               "Net Income" means, for any period, the net earnings (or loss) of the Borrower, the REIT, and their respective Subsidiaries after (a) Taxes and (b) adjustment for net earnings (or loss) attributable to minority interests in Subsidiaries, for such period on a consolidated basis, calculated in conformity with GAAP.

               "Net Operating Income" means, with respect to a Borrowing Base Property, the net operating income of such Borrowing Base Property determined in accordance with sound accounting principles consistently applied. For purposes of determining Net Operating Income, (a) income shall not include security or other deposits, late fees, lease termination or other similar charges, delinquent rent recoveries, unless previously reflected in reserves, or any other items of a non-recurring nature, except that, Net Operating Income may include collected lease termination charges (amortized monthly over the remaining term of the lease) and delinquent rent recoveries so long as
          (1) any such charge or recovery does not relate to a date earlier than 12 months prior to the end of the period for which Net Operating Income is determined, and (2) no such recovery shall be made for any month during or after which the space to which such charge or recovery relates has been released to another Person and such person has an obligation to pay rent for such month(s); and (b) expenses shall include reasonable allocations or adjustments for taxes and insurance and maintenance and repairs made in the ordinary course, which are acceptable to Agent, and (c) reasonable adjustments, which are acceptable to Agent, shall be made for any casualty at such Borrowing Base Property that is not fully covered by insurance, the condemnation of any part of such Borrowing Base Property, and loss of tenants by reason of any such casualty or condemnation.

               "Net Worth" has the meaning ascribed to such term in Addendum I to this Agreement.

               "Non Pro Rata Loan" means a Loan with respect to which fewer than all Lenders have funded their respective Pro Rata Shares of such Loan.

               "Nonrecourse Indebtedness" means Indebtedness with respect to which recourse for payment is limited to specific Property encumbered by a Lien securing such Indebtedness.

               "Notice of Borrowing" means a notice substantially in the form of Exhibit G.

               "Obligations"  means,  from  time to time,  all  Indebtedness  of
          Borrower owing to Agent, any Lender, or any Person entitled to indemnification pursuant to Section 12.2, or any of their respective successors, transferees or assigns, of every type and description, whether or not evidenced by any note, guaranty or other instrument, arising under or in connection with this Agreement or any other Loan Document, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising, and however acquired. The term includes, without limitation, all Liabilities and Costs, interest, charges, expenses, fees, reasonable attorneys' fees and disbursements and any other sum now or hereinafter chargeable to Borrower under, or in connection with, this Agreement or any other Loan Document.

               "Officer's Certificate" means a certificate signed by a specified representative, officer or general partner of a Person certifying as to the matters set forth therein.

         "Other Indebtedness" means all Indebtedness other than the Obligations.

               "Paragon GP Holdings" means Paragon Group GP Holdings, Inc., a Delaware corporation, wholly owned by the REIT, the sole general partner of the Borrower, and which holds approximately 1% of the Units of the Borrower.

               "Paragon GP Holdings Affidavit" means the affidavit subscribed and sworn to by an authorized representative of Paragon GP Holdings as to the matters set forth therein.

               "Paragon LP Holdings" means Paragon Group LP Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the REIT, which holds approximately 72.9% of the Units of the Borrower.

               "Paragon LP Holdings Affidavit" means the affidavit subscribed and sworn to by an authorized representative of Paragon LP Holdings as to the matters set forth therein.

               "Partnerships"  means  partnerships or joint ventures  engaged in
          real  estate   development,   ownership,   management   or  investment
          subpartnerships.

               "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to the functions thereof.

               "Permanent  Loan  Estimate"  means,  (a) as to any Borrowing Base
          Stabilized Property, an amount equal to 80% of the Net Operating Income of such Property for the annualized six month period immediately preceding the date of determination, divided by the constant annual percentage which would be applicable to a loan payable in equal annual payments of principal and interest over 25 years bearing interest at a fixed rate equal to the greater of (1) 2.25% in excess of the yield on the date such Permanent Loan Estimate is calculated for seven year United States

          Treasury  Notes,  and  (2)  8.00%;  and (b) as to any  Borrowing  Base
          Development Property, an amount equal to 80% of the Net Operating Income of the Property, calculated using the first year of stabilized Net Operating Income as projected in the Appraisal of such Property (or as otherwise determined by the Supermajority Lenders), divided by the constant annual percentage which would be applicable to a loan payable in equal annual payments of principal and interest over 25 years at a fixed rate equal to the greater of (1) 2.25% in excess of the yield on the date such Permanent Loan Estimate is calculated for seven year United States Treasury Notes, and (2) 8.00%. Upon the earlier of (A) 24 months after construction commences at a Borrowing Base Development Property or (B) the Borrowing Base Development Property attains a 50% level of occupancy, if the Property has not achieved 90% of the stabilized gross revenues (before application of a vacancy factor) projected for the first year in the Appraisal
          (calculated on an annualized basis adjusted for a 50% level of occupancy and excluding any construction period discounts disclosed in the Lease-Up Projections), then the projected stabilized gross revenues (before application of a vacancy factor) used to calculate the Permanent Loan Estimate for the Property shall be adjusted downward, by an amount determined by Agent; provided, however, that the Maximum Loan Amount shall not be increased by application of this provision.

               "Permit" means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

               "Permitted Delays" shall mean strikes, lockouts, labor trouble, failure of power, riots, insurrection, war, acts of God, restrictive laws or regulations that did not exist when construction commenced, or other events beyond the control of Borrower which delay, hinder or prevent construction of the Improvements. Any extension of time for a Permitted Delay shall be conditioned upon Borrower delivering written notice of the Permitted Delay to Agent within fifteen (15) days after the event causing the Permitted Delay, and the period of time for completion of construction of the Improvements shall be extended by the period of time equivalent to the delay caused by the Permitted Delay.

               "Permitted   Investment"   means   each  of   Land,   Securities,
          Partnerships and Investment Mortgages, to the extent permitted in paragraph 7 of Addendum-I of this Agreement.

         "Permitted Lien" means:

          (a) a Lien (other than Environmental Liens and any Lien imposed under ERISA) for taxes, assessments or charges of any Governmental Authority or a claim which either is (1) not yet due or (b) being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP or other appropriate provisions approved by Agent have been taken.

          (b) a Lien (other than any Lien imposed under ERISA) incurred or a deposit made in the ordinary course of business (including, without limitation, any surety bond or appeal bond) in connection with workers' compensation, unemployment insurance and other types of social security benefits, or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations, or arising as a result of progress payments under government contracts;

          (c) an easement (including, without limitation, a reciprocal easement agreement or a utility agreement), right-of-way, covenant, consent, reservation, operating agreement, encroachment, variation or other restriction, charge or encumbrance (whether or not recorded) affecting the use of real property, which does not materially and adversely affect the value of such Property or impair the use thereof;

          (d) any law, ordinance, Lien, easement, right-of-way, restriction, exemption, reservation, condition, limitation, covenant, adverse right or interest described as an exception on Schedule B of any title insurance policy which is delivered to and accepted by Agent in satisfaction of Section 4.1(e)(1)(E); and

          (e) a Lien imposed by law, such as a carriers', warehousemen's or mechanics' lien or other similar Lien arising in the ordinary course of business, which secures payment of obligations not more than 30 days past due, or which is being contested in good faith by appropriate proceedings, diligently pursued, and for which adequate reserves shall have been established in accordance with GAAP.

               "Person" means any natural person, employee, corporation, limited partnership, general partnership, joint stock company, limited liability company, joint venture, association, company, trust, bank, trust company, land trust, business trust, Governmental Authority, or other organization, whether or not a legal entity.

               "Plan" means an employee benefit plan defined in Section 3(3) of ERISA (other than a Multiemployer Plan) in respect of which Borrower or an ERISA Affiliate, as applicable, is an "employer" as defined in
          Section 3(5) of ERISA.

               "Post-Foreclosure  Plan" has the meaning ascribed to such term in
          Section 11.11(e).

               "Prime   Rate"  means  the  base  rate  of  interest   per  annum
          established from time to time by WFB, and designated as its prime rate.

               "Pro Rata Share" means, with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's Commitment and the denominator of which shall be the aggregate amount of all of the Lenders' Commitments, as adjusted from time to time in accordance with the provisions of this Agreement.

               "Proceedings"  means,   collectively,   all  actions,  suits  and
          proceedings before, and investigations commenced or threatened by or before, any court or Governmental Authority with respect to a Person.

               "Project Budget" means, with respect to any Borrowing Base Development Property, the budget for the development of the Property approved by the Requisite Lenders which shall include a project budget overview, a detailed AIA package, and a breakout of any retainage required by applicable law or contract and be substantially in the form of Exhibit J to this Agreement, as amended from time to time.

               "Property"  means  any  real  or  personal  property,   building,
          facility, structure, equipment or unit, or other asset owned and operated by Borrower.

               "Property  Release"  has the  meaning  ascribed  to such  term in
          Section 3.2.

               "Protective Advance" means all sums expended as determined by Agent to be necessary or appropriate to: (a) protect the priority, validity and enforceability of the Liens on, and security interests in, any Collateral and the instruments evidencing the Obligations; or
          (b) (1) prevent the value of any Collateral from being materially diminished (assuming the lack of such a payment within the necessary time frame could potentially cause such Collateral to lose value), or
          (2) protect any of the Collateral from being materially damaged, impaired, mismanaged or taken, including, without limitation, any amounts expended in accordance with Section 12.1.

               "Regulation G" means Regulation G of the Federal Reserve Board as in effect from time to time.

               "Regulation T" means Regulation T of the Federal Reserve Board as in effect from time to time.

               "Regulation U" means Regulation U of the Federal Reserve Board as in effect from time to time.

               "Regulation X" means Regulation X of the Federal Reserve Board as in effect from time to time.

               "REIT" means Paragon Group, Inc., a Maryland corporation.

               "REIT Affidavit" means an affidavit subscribed and sworn to by an authorized representative of the REIT as to the matters set forth therein.

               "Release" means the release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any real Property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or real Property.

               "Remedial Action" means any action required by applicable Environmental Laws to (a) clean up, remove, treat or in any other way address Contaminants in the indoor or outdoor environment; (b) prevent the Release, threat of Release, or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

               "Reportable Event" means any of the events described in Section 4043(b) of ERISA, other than an event for which the 30 day notice requirement is waived by regulations.

               "Requirements of Law" means, as to any Person, the charter and by-laws, partnership agreements or other organizational or governing documents of such Person, and any law, rule or regulation, Permit, or determination of an arbitrator, court, or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject, including without limitation, the Securities Act, the Securities Exchange Act, Regulations G, T, U and X, FIRREA and any certification of occupancy, zoning ordinance, building, environmental or land use requirement or Permit or occupational safety or health law, rule or regulation.

               "Requisite Lenders" means, collectively, Lenders whose Pro Rata Shares, in the aggregate, are at least sixty-six and two-third percent (66 2/3%); provided, that in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Pro Rata Shares of Lenders shall be redetermined, for voting purposes only, to exclude the Pro Rata Shares of such Defaulting Lenders.

         "Restatement Date" means the date of this Agreement.

               "Securities" means any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of Indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities," or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing, but shall not include any evidence of the Obligations.

               "Securities Act" means the Securities Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute.

               "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended to the date hereof and from time to time hereafter, and any successor statute.

        "Senior Loans" has the meaning ascribed to such term in Section 11.4(b).

               "Short Term Income" means income received by Borrower from Cash Equivalents.

               "Solvent" means as to any Person, at the time of determination, that such Person (a) owns property the value of which (both at fair valuation and at present fair saleable value) is greater than the amount required to pay all of such Person's liabilities (including contingent liabilities and debts); (b) is able to pay all of its debts as such debts mature; and (c) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

               "Stabilized Property/Development Property Borrowing Base Ratio" means the ratio of the amount of the Borrowing Base derived from Borrowing Base Stabilized Properties to the amount of the Borrowing Base derived from Borrowing Base Development Properties.

               "Subsidiary" of a Person means any corporation, partnership (limited or general), trust or other entity of which a majority of the stock (or equivalent ownership or controlling interest) having voting power to elect a majority of the board of directors (if a corporation) or to select the trustee or equivalent controlling interest, shall, at the time such reference becomes operative, be directly or indirectly owned or controlled by such Person or one or more of the other subsidiaries of such Person or any combination thereof, and whose financial statements are prepared on a consolidated basis with such Person.

               "Supermajority Lenders" means, collectively, Lenders whose Pro Rata Shares, in the aggregate, are at least ninety percent (90%) of the existing

          Commitments, which total $85,000,000 on the Restatement Date; provided, that, in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Pro Rata Share of each Lender will be redetermined, for voting purposes only, to exclude the Pro Rata Shares of the Defaulting Lenders.

               "Taxes" means all federal, state, local and foreign income and gross receipts taxes.

               "Termination Date" means the earlier to occur of (a) the Maturity Date; and (b) the date on which the Loans are accelerated pursuant to
          Section 10.2(a).

               "Termination Event" means (a) any Reportable Event; (b) the withdrawal of a Person, or an ERISA Affiliate from a Benefit Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (c) the occurrence of an obligation of a Person or an ERISA Affiliate arising under Section 4041 of ERISA to provide affected parties with a written notice of an intent to terminate a Benefit Plan in a distress termination described in
          Section 4041(c) of ERISA; (d) the institution by the PBGC of proceedings to terminate any Benefit Plan under Section 4042 of ERISA;
          (e) any event or condition which constitutes grounds under Section 4042 of ERISA for the appointment of a trustee to administer a Benefit Plan; (f) the partial or complete withdrawal of a Person or any ERISA Affiliate from a Multiemployer Plan; or (g) the adoption of an amendment by any Person or any ERISA Affiliate to terminate any Benefit Plan.

               "Total Liabilities" has the meaning ascribed to such term in Addendum I to this Agreement.

               "Uniform Commercial Code" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas; provided; that, if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of any security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "Uniform Commercial Code" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection, or effect of perfection or non-perfection, or availability of such remedy.

         "Units" means units of partnership interest in the Borrower.

               "Unmatured Event of Default" means an event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

        "Unused Amount" has the meaning ascribed to such term in Section 2.5(a).

               "Unused  Facility  Fee" has the meaning  ascribed to such term in
          Section 2.5(a).

         "WFB" means Wells Fargo Bank, N.A.

               "Work in Process" has the meaning ascribed to such term in Addendum I to this Agreement.

                    Section 1.2 Computation of Time Periods.  In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to and including" (except with respect to the calculation of Interest, where the word "to" shall not mean "including"). Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed.

         Section 1.3       Terms.

               (a) Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with GAAP, provided that references to the financial results of the "Borrower on a consolidated basis" shall be deemed to mean, unless otherwise specifically indicated, the consolidated financial results of the REIT, Paragon GP Holdings, Paragon LP Holdings, the Borrower, and the Management Company.

               (b) Any time the phrase "to the best of a Person's knowledge" or a phrase similar thereto is used herein, it means to the actual knowledge of the executive officers or general partners of that Person, after reasonable inquiry of any Agents, employees or contractors of that Person, who could reasonably be anticipated to have knowledge with respect to the subject matter or circumstances in question and to be able to review any documents or instruments which could reasonably be anticipated to be relevant to the subject matter or circumstances in question.

               (c) In each case where the consent or approval of any of the Agent, all Lenders or the Requisite Lenders is required, or their non-obligatory action is requested by Borrower, such consent, approval or action shall be in the sole and absolute discretion of Agent and, as applicable, each Lender, unless otherwise specifically indicated.


                                    ARTICLE 2
                                      LOANS

         Section 2.1       Loan Advances and Repayment.

                  (a)      Loan Availability.

          (1) Subject to the terms and conditions set forth in this Agreement, Lenders agree to make Loans to Borrower from time to time during the period from the Closing Date to the Business Day next preceding the Termination Date, in an aggregate amount which shall not exceed Loan Availability. All Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any failure by any other Lender to perform its obligation to make a Loan hereunder and that the Commitment of any Lender shall not be increased or decreased as a result of the failure by any other Lender to perform its obligation to make a Loan.

                           (2)  Loans may be  voluntarily  prepaid  pursuant  to
         Section 2.6(a) and, subject to the provisions of this Agreement, any amounts so prepaid may be reborrowed, up to the amount available under
         Section 2.1(a)(1) at the time of such Borrowing, until the Business Day next preceding the Termination Date. The principal balance of the Loans shall be payable in full on the Termination Date. If during the term of this Agreement the aggregate outstanding principal balance of the Loans ever exceeds Loan Availability (a "Loan Availability Deficiency"), then Borrower shall have 30 days after the earlier of (A) demand by Agent; and (B) the date Borrower knew or with reasonable diligence should have known of such deficiency; to submit a plan to either (i) reduce the aggregate outstanding principal balance of the Loans to an amount that is less than, or equal to, Loan Availability; or (ii) increase Loan Availability by mortgaging additional Properties approved by the Requisite Lenders pursuant to Section 3.1 so as to increase the Borrowing Base. Borrower shall then have an additional 60 days following expiration of such 30-day period in which to correct the Loan Availability Deficiency, failing which, an Event of Default shall have occurred without further notice or action on the part of Agent or the Lenders. The existence of a Loan Availability Deficiency constitutes an Unmatured Event of Default. Accordingly, no Loans shall be made under this Agreement while a Loan Availability Deficiency exists.

               (b) Notice of Borrowing. Whenever Borrower desires to borrow under this Section 2.1, but in no event more than three times during any one calendar month or more than 36 times in the aggregate during any Fiscal Year, Borrower shall give Agent, at Wells Fargo Real Estate Group Disbursement Center, 2120 East Park Place, Suite 100, El
          Segundo, California 90245, with a copy to: Wells Fargo Real Estate Group, Inc., 12377 Merit Drive, Suite 300, Dallas, Texas 75251,
          Attention: Account Officer, or such other addresses as Agent shall designate, an original or facsimile Notice of Borrowing no later than 10:00 A.M. (California time), not fewer than three nor more than five Business Days prior to the proposed Funding Date of each Loan. Each Notice of Borrowing shall specify (1) the proposed Funding Date (which shall be a Business Day) for the Loan; (2) the amount of the proposed Loan; provided, that, the aggregate amount of such proposed Loan shall equal $1,000,000 or integral multiples of $100,000 in excess thereof;
          (3) whether the Loan will be a Base Rate Loan or a LIBOR Loan and, if a LIBOR Loan, the Interest Period; (4) to which account of Borrower the funds are to be directed; and (5) that the use of the proceeds of such Loan will be consistent with Section 7.1(h) of this Agreement. Any Notice of Borrowing pursuant to this Section 2.1(b) shall be irrevocable. Each such Notice of Borrowing shall be accompanied by all reports or documents required to be delivered by Borrower to Agent under this Agreement.

          Borrower may elect (A) to convert Base Rate Loans, or any portion thereof, into a LIBOR Loan; (B) to convert LIBOR Loans, or any portion thereof, into a Base Rate Loan; or (C) to continue any LIBOR Loan, or any portion thereof, for an additional Interest Period, provided, however, that the aggregate amount of the LIBOR Loans being converted shall, in the aggregate, equal $1,000,000, or an integral multiple of $100,000 in excess thereof. The applicable Interest Period for the continuation of any LIBOR Loan shall commence on the day on which the next preceding Interest Period expires. Each such election shall be made by giving Agent written notice thereof by 10:00 A.M. (California time) on the date of a conversion to a Base Rate Loan, or by 10:00 A.M. (California time), not fewer than three nor more than five Business Days prior to the date of a conversion to or continuation of a LIBOR Loan, specifying, in each case (i) whether a conversion or continuation is to occur; (ii) the amount of the conversion or continuation; (iii) the Interest Period therefor, in the case of a conversion to or continuation of a LIBOR Loan; and (iv) the date of the conversion or continuation (which date shall be a Business Day). Agent shall notify each Lender of each such Notice of Borrowing and its contents within one (1) Business Day after Agent's receipt thereof. Notwithstanding anything to the contrary contained herein and subject to the Default Interest provisions contained in Section 2.4(d), if an Event of Default occurs and as a result thereof the Commitments are terminated, all LIBOR Loans will convert to Base Rate Loans upon the expiration of the applicable Interest Periods therefor or the date all Loans become due, whichever occurs first. Except as provided above, the conversion of a LIBOR Loan to a Base Rate Loan shall occur only on the last Business Day of the Interest Period relating to such LIBOR Loan.

               (c) Making of Loans. Subject to Section 11.3, Agent shall make the proceeds of Loans available to Borrower in El Segundo, California on such Funding Date and shall disburse such funds in Dollars and in immediately available funds not later than 12:00 P.M., California Time, to Borrower's commercial demand account, which shall be specified in the Notice of Borrowing.

               (d) Terms; Principal Payment. The outstanding balance of the Loans shall be payable in full on the Termination Date; provided, however, that Borrower shall have the right to extend the Maturity Date for one one year period, provided:

                         (1) (A)  Borrower  gives  Agent  notice  of  Borrower's
                    election to extend the Maturity Date (which election may be made only for one extension period at a time) not later than 90 days prior to the then effective Maturity Date; and

                         (B) prior to the commencement of such extension period,
                    Agent receives current Appraisals with respect to each Borrowing Base Property other than Borrowing Base Properties for which Agent has received an Appraisal within twelve months of the then effective Maturity Date; and

          (2) each of the following conditions is satisfied when such extension period commences:

                    (A) Borrower has paid to Agent an extension fee (for the benefit of all Lenders) equal to .25% of the Facility;

                         (B) no  Unmatured  Event of Default or Event of Default
                    has occurred and is continuing;

                         (C) the aggregate principal  outstanding balance of the
                    Loans does not exceed Loan Availability;

                         (D) the ratio of Total Liabilities to Gross Asset Value
                    is no greater than .525:1;

                         (E) the ratio of EBITDA to Interest  Expense is no less
                    than 2.25:1;

                         (F) the  ratio of EBITDA  to Fixed  Charges  is no less
                    than 2:1; and

                         (G) distributions on account of Units shall constitute no more than 95% of Funds from Operations.


               Each of the performance measures described at (D) thru (G) above shall be calculated from the Borrower's Financial Statements for the Fiscal Quarter ending March 31, 1998.

               Section 2.2 Authorization to Obtain Loans. Borrower shall provide Agent with documentation satisfactory to Agent indicating the names of those representatives of its General Partner that are authorized by its General Partner to sign Borrowing Base Certificates and Notices of Borrowing. Agent and Lenders shall be entitled to rely on such documentation until notified in writing by Borrower of any change(s) of the persons so authorized. Agent shall be entitled to act on the instructions of anyone identifying himself as one of the Persons authorized to request Loans, and Borrower shall be bound thereby in the same manner as if such Person were actually so authorized. Borrower agrees to indemnify, defend and hold Agent and Lender harmless from and against any and all Liabilities and Costs which may arise or be created by the acceptance of Notices of Borrowing, unless caused by the gross negligence of the Person to be indemnified.

               Section 2.3  Lenders'  Accounting.  Agent  shall  maintain a loan account for the Borrower and each Lender on its books ("Loan Account"). The Loan Account maintained for each Lender shall disclose
          (a) such Lender's name, address and Commitment, and the principal amounts of any Loans owing to such Lender from time to time, and (b) all other appropriate debits and credits as provided in this Agreement, including, without limitation, fees incurred and disbursements made by Agent on behalf of such Lender. The Loan Account maintained for the Borrower shall disclose (1) the principal amount owing on any Loans; (2) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all interest, fees (including reasonable attorneys' fees and disbursements), expenses, charges and other Obligations; and (3) all payments of Obligations made by Borrower or for Borrower's own account. All entries in a Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. From time to time as is customary with Agent's practice, or as may be reasonably requested by Borrower or any Lender, Agent will render a statement of a Loan Account to Borrower, or such Lender, as the case may be. Upon reasonable request, Agent also shall furnish (i) to Borrower a copy of the Loan Account of each Lender; and (ii) to any Lender a copy of the Loan Account for

               Borrower. Each Loan Account for Borrower shall be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein (absent manifest error), unless Borrower delivers to Agent written notice of any objections which Borrower may have to any such statement, within 30 days after the date such statement is rendered, or within ten days after discovery by Borrower of an error with respect to which Borrower had no knowledge and which could not have been determined after reasonable inquiry during said 30 day period. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by Borrower. In the event that any such objection cannot be settled by Agent and Borrower within 30 Business Days after Agent receives notice thereof from Borrower, Agent shall notify all Lenders of such objection. Notwithstanding the foregoing, Agent's entries in the Loan Account evidencing Loans and other financial accommodations made from time to time shall be final, binding and conclusive upon Borrower (absent manifest error) as to the existence and amount of the Obligations recorded in its Loan Account.

         Section 2.4       Interest on the Loans.

          (a) Base Rate Loans. Subject to Section 2.4(d), all Base Rate Loans shall bear interest on the unpaid principal amount thereof from the date made until paid in full at a fluctuating rate per annum equal to the Base Rate.

          (b) LIBOR Loans. Subject to Sections 2.4(d) and 2.4(i), all LIBOR Loans shall bear interest on the unpaid principal amount thereof during the Interest Period applicable thereto as set forth below:

                    (1) If the ratio of Total Liabilities to Gross Asset Value is less than or equal to 0.55:1, then, irrespective of the ratio of EBITDA to Fixed Charges, the interest rate for LIBOR Loans shall be LIBOR plus 2.00%;

                    (2) If the ratio of Total Liabilities to Gross Asset Value is greater than 0.55:1 and the ratio of EBITDA to Fixed Charges is equal to or greater than 1.85:1, then the interest rate for LIBOR Loans shall be LIBOR plus 2.125%; and

                    (3) If the ratio of Total Liabilities to Gross Asset Value is greater than 0.55:1 and the ratio of EBITDA to Fixed Charges is less than 1.85:1, then the interest rate for LIBOR Loans shall be LIBOR plus 2.25%.

         Total Liabilities/
         Gross Asset Value                   EBITDA/Fixed Charges               Pricing

         Less than or equal    .55:1              --                            LIBOR + 2.00%
         Greater than or equal .55:1         Greater than or equal   1.85:1     LIBOR + 2.125%
         Greater than          .55:1         Less than               1.85:1     LIBOR + 2.25%

                                       28

               Total Liabilities, Gross Asset Value, EBITDA and Fixed Charges shall be calculated using information included in the most recent Financial Statements delivered to Agent by Borrower pursuant to Sections 6.1(b) and 6.1(c), if such Financial Statements were delivered to Agent more than five Business Days prior to the date such determination is made; otherwise, information from the Financial
          Statements for the Fiscal Quarter immediately preceding the Fiscal Quarter covered by the most recently delivered Financial Statements may be used by Agent to make such calculations.

               Upon  receipt of a Notice of  Borrowing  requesting  LIBOR Loans,
          Agent shall determine LIBOR applicable to the Interest Period for such LIBOR Loans, and shall give notice thereof to Borrower and Lenders; provided, however, that failure to give such notice shall not affect the validity of such rate. Subject to Section 2.4(i), each determination by Agent of LIBOR shall be conclusive and binding upon the parties hereto in the absence of demonstrable error. LIBOR Loans shall be in tranches of $1,000,000 or $100,000 increments in excess thereof. No more than six LIBOR Loan tranches shall be outstanding at any one time.

               (c) Interest Payments. Subject to Section 2.4(d), interest accrued on all Loans shall be payable by Borrower in arrears on the first Business Day of the first calendar month following the Closing Date, and the first Business Day of each succeeding calendar month thereafter, and on the Termination Date.

               (d) Default Interest. Notwithstanding the rates of interest specified in Sections 2.4(a) and 2.4(b) and the payment dates specified in Section 2.4(c), effective immediately upon the occurrence and during the continuance of any Event of Default, the principal balances of all Loans then outstanding and, to the extent permitted by applicable law, any interest payments on the Loans not paid when due shall bear interest payable upon demand at a rate which is 4% per annum in excess of the rate of interest otherwise payable under this Agreement. All other amounts due Agent or Lenders (whether directly or for reimbursement) under this Agreement or any of the other Loan Documents, if not paid when due, or if no time period is expressed, if not paid within 15 days after demand, shall bear interest from and after demand at the rate set forth in this Section 2.4(d).

               (e) Late Fee. Borrower acknowledges that late payment to Agent will cause Lenders to incur costs not contemplated by this Agreement. Such costs include, without limitation, processing and accounting charges. Therefore, if Borrower fails timely to pay any sum due and payable hereunder through the Termination Date, unless waived by the Agent or the Requisite Lenders pursuant to Section 11.10(a)(9), a late charge of $.04 for each dollar of any principal payment, interest or other charge due and which is not paid within 10 days after such payment is due, shall be paid by Borrower (for the benefit of Lenders) for the purpose of defraying the expense incident to handling such delinquent payment. Borrower and Agent agree that this late charge represents a reasonable sum considering all of the circumstances existing on the date hereof and represents a fair and reasonable estimate of the costs that Lenders will incur by reason of late payment. Borrower and Agent further agree that proof of actual damages would be costly and inconvenient. Acceptance of any late charge shall not constitute a waiver of the default with respect to the overdue installment, and shall not prevent Agent from exercising any of the other rights available hereunder or under any other Loan Document. Such late charge shall be paid without prejudice to any other rights of the Lenders.

               (f) Computation of Interest and Limitation on Rate. Interest and fees shall be computed on the basis of the actual number of days elapsed in the period during which interest or fees accrue and a year of 360 days. In computing interest on any Loan, the date of the making of the Loan shall be included and the date of payment shall be excluded; provided, however, that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan. Notwithstanding subsections (a), (b), (d), (e), and (i) of this
          Section 2.4, interest in respect of any Loan shall not exceed the maximum rate permitted by applicable law.

               (g) Changes; Legal Restrictions. In the event that after the Closing Date (1) the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a court or Governmental Authority, or any change in the interpretation or application thereof by a court or Governmental Authority; or (2) compliance by Agent or any Lender with any request or directive made or issued after the Closing Date (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) from any central bank or other Governmental Authority or quasi-governmental authority:

                    (A) subjects  Agent or any Lender to any tax,  duty or other charge of any kind with respect to the Facility, this Agreement or any of the other Loan Documents, including the Mortgages, or the Loans or changes the basis of taxation of payments to Agent or such Lender of principal, fees, interest or any other amount payable hereunder, except for net income, gross receipts, gross profits, franchise or other similar taxes imposed by any jurisdiction and not specifically based upon loan transactions (all such non-excepted taxes, duties and other charges being hereinafter referred to as "Lender Taxes");

                    (B) imposes, modifies or holds applicable, in the determination of Agent or any Lender, any reserve, special deposit, compulsory loan, FDIC insurance, capital allocation or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, Agent or any Lender or any applicable lending office (except to the extent that the reserve and FDIC insurance requirements are reflected in the "Base Rate" or separately dealt with in Section 2.4(i)); or

                    (C) imposes on Agent or any Lender any other condition materially more burdensome in nature, extent or consequence than those in existence as of the Closing Date;

               and the result of any of the foregoing is to materially increase the cost to Agent or any Lender of making, renewing, maintaining or participating in the Loans or to reduce any amount receivable thereunder; then, in any such case, Borrower shall promptly pay to Agent or the affected Lenders, as applicable, upon demand, such amount or amounts (based upon a reasonable allocation thereof by Agent or such Lenders to the financing transactions contemplated by this Agreement and affected by this Section 2.4(g) as may be necessary to compensate Agent or such Lenders for any such additional material cost incurred or reduced amounts received); provided, however, that if the payment of such compensation may not be legally made whether by modification of the applicable interest rate or otherwise, then Lenders shall have no further obligation to make Loans that cause Agent or any Lender to incur such increased cost, and all affected Loans shall become due and payable by Borrower 90 days after Borrower's receipt of written notice thereof from Agent. Agent or such Lender shall deliver to Borrower and in the case of a delivery by Lender, such Lender shall also deliver to Agent, a written statement of the claimed additional costs incurred or reduced amounts received and the basis therefor as soon as reasonably practicable after such Lender obtains knowledge thereof. If Agent or any Lender subsequently recovers any amount of Lender Taxes previously paid by Borrower pursuant to this
               Section 2.4(g), whether before or after termination of this Agreement, then, upon receipt of good funds with respect to such recovery, Agent or such Lender will refund such amount to Borrower if no Event of Default or monetary Unmatured Event of Default then exists or, if an Event of Default or monetary Unmatured Event of Default then exists, such amount will be credited to the Obligations in the manner determined by Agent or such Lender.

          (h)  Certain Provisions Regarding LIBOR Loans.

                           (1) LIBOR Loans Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to Borrower and Agent, be conclusive and binding on the parties hereto) that the introduction of or any change in, or in the interpretation of, any law makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Lender to make or maintain any Loan as a LIBOR Loan, (A) the obligations of such Lenders to make or maintain any Loans as LIBOR Loans shall, upon the determination, forthwith be suspended until such Lender shall notify Agent that the circumstances causing such suspension no longer exist; and (B) if required by such law or assertion, the LIBOR Loans of such Lender shall convert automatically into Base Rate Loans.

                           (2) Deposits Unavailable. If Agent shall have determined in good faith that adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBOR Loans, then, upon notice from Agent to Borrower, the obligations of all Lenders to make or maintain Loans as LIBOR Loans shall forthwith be suspended until Agent shall notify Borrower that the circumstances causing such suspension no longer exist. Agent will give such notice when it determines, in good faith, that such circumstances no longer exist; provided, however, that Agent shall not have any liability to any Person with respect to any delay in giving such notice.

                           (3) Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or maintain any portion of any Loan as a LIBOR Loan) as a result of:

                    (A) any continuance,  conversion, repayment or prepayment of the principal amount of any LIBOR Loans for any reason whatsoever on a date other than the scheduled last day of the Interest Period applicable thereto; or

                                    (B) any Loans not being made as LIBOR  Loans
                  in accordance with the Notices of Borrowing therefor, other than as a result of such Lender's breach of its obligation to fund such Loans in accordance with the terms hereof;

               then, upon the written notice of such Lender to Borrower with a copy to Agent, Borrower shall reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of demonstrable error, be conclusive and binding on the parties hereto.

               (i) Additional Interest on LIBOR Loans. Borrower shall pay to each Lender, so long as and to the extent such Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (as defined in the definition of LIBOR Reserve Percentage) and such Lender's performance under this Agreement shall have given rise to additional reserve requirements for such Lender thereunder, additional interest on the unpaid principal amount of each Loan constituting a LIBOR Loan of such Lender made to Borrower, from the date of such Loan until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (1) LIBOR for the applicable Interest Period for such Loan, from (2) the rate obtained by dividing LIBOR by a percentage equal to 100%, minus the LIBOR Reserve Percentage as in effect from time to time during such Interest Period, payable on each date on which interest is payable on such LIBOR Loan. Such Lender shall, as soon as practicable, but not later than the last day of the applicable Interest Period, provide notice to Agent and Borrower of any such additional interest arising in connection with such LIBOR Loan and the certification of such Lender that the additional amount is due and that the additional reserve requirement is applicable to such LIBOR Loans. Such additional interest shall be payable directly to such Lender on the dates specified for payment of interest for such LIBOR Loan in Section 2.4(c).

               (j) Withholding Tax Exemption. At least five Business Days prior to the first day on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to Agent and Borrower two duly completed copies of United States Internal Revenue Service Form 1001 or Form 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or Form 4224 further undertakes to deliver to Agent and Borrower two additional copies of such form (or any applicable successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Agent or Borrower, in each case certifying that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income taxes. If any Lender not incorporated under the laws of the United States of America or a state thereof cannot deliver such form, then Borrower may withhold from such payments such amounts as are required by the Internal Revenue Code.

         Section 2.5       Fees.

               (a) Unused Facility Fee. Until the Obligations are paid in full and this Agreement is terminated or, if sooner, the date the Commitments terminate, Borrower shall pay to Agent, for the account of each Lender, an "Unused Facility Fee", accruing at the rate set forth below from and after the Closing Date, upon the amount during each calendar quarter of (1) the average daily aggregate Commitments, regardless of Loan Availability at such time, minus (2) the average daily aggregate principal balance of all Loans then outstanding (the "Unused Amount"). The Unused Facility Fee will be calculated and accrue using the rates opposite the applicable Unused Amount set forth below:

                           For any quarter commencing no fewer than six months after the Closing Date, (i) .125% on a per annum basis of the average daily Unused Amount during the applicable quarter, provided, that, the average daily funded amount of the Facility during such quarter is at least 50% of the Facility; and (ii) .25% on a per annum basis of the average daily Unused Amount if the average daily funded amount of the Facility during such quarter is less than 50% of the Facility. Subject to Section 11.4(b), each Lender shall be entitled to receive a portion of such Unused Facility Fee equal to the applicable rate set forth above applied to the amount during each calendar quarter of the excess of such Lender's Commitment over such Lender's Pro Rata Share of the average daily amount of all Loans then outstanding. All such Unused Facility Fees payable under this Section 2.5(a) shall be payable in arrears on the first Business Day in each calendar quarter beginning with the first calendar quarter after the Closing Date.

          (b) Agency Fees. Borrower shall pay Agent such fees as are provided for in the separate fee agreement between Borrower and Agent, dated July 27, 1996, as amended, supplemented or modified from time to time.

          (c) Upfront Fee. Borrower shall pay to Agent an upfront fee of $340,000, of which $170,000 shall be due and payable contemporaneously with the execution of this Agreement and $170,000 shall be due and payable on July 27, 1997. Subject to Section 11.4(b), each Lender shall be entitled to receive its pro rata share of each payment of the upfront fee.

          (d) Development Loan Fees. With respect to each Borrowing Base Development Property, Borrower shall pay to Agent a "Development Loan Fee" equal to .25% of the Maximum Loan Amount for the Property on the date such Property is accepted as a Borrowing Base Property.

          (e) Payment of Fees.  The fees  described  in Section  2.1(d) and this
          Section 2.5 represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention or forbearance of money, and the obligation of Borrower to pay the fees described herein shall be in addition to, and not in lieu of, the obligation of Borrower to pay interest, other fees and expenses otherwise described in this Agreement. All fees shall be payable when due in California in immediately available funds and shall be non-refundable when paid. If Borrower fails to pay any fees or expenses specified or referred to in this Agreement that become due to Agent or Lenders, including, without limitation, those referred to in this Section 2.5, in Section 12.1, or otherwise under this Agreement or any separate fee agreement between Borrower and Agent or any Lender relating to this Agreement, the amount due shall bear interest until paid at the Base Rate and, after ten days, at the rate specified in
          Section 2.4(d) (but not to exceed the maximum rate permitted by applicable law), and shall constitute part of the Obligations, secured by all of the Collateral. All fees described in this Section 2.5 which are expressed as a per annum charge shall be calculated on the basis of the actual number of days elapsed in a 360 day year.

         Section 2.6       Payments.

               (a) Voluntary Prepayments. Borrower may, upon not fewer than three Business Days prior written notice, at any time and from time to time, prepay any Loans in whole or in part. Any notice of prepayment given to Agent under this Section 2.6(a) shall specify the date of prepayment and the aggregate principal amount of the prepayment.

               (b) Facility Reductions. Borrower may, by not fewer than two Business Days prior notice to Agent, permanently reduce the amount of the Facility, and by a percentage corresponding to the percentage reduction of the Facility, each Commitment. In no event shall the Facility or the Commitment be reduced below the outstanding amount of the Loans, after giving effect to any voluntary prepayments.

               (c) Manner and Time of Payment. All payments of principal, interest and fees hereunder payable to Agent or the Lenders shall be made without condition or reservation of right and free of set-off or counterclaim, in Dollars and by wire transfer (pursuant to Agent's written wire transfer instructions) of immediately available funds, delivered to Agent not later than 11:00 A.M. (California time) on the date due; and funds received by Agent after that time shall be deemed to have been paid on the next succeeding Business Day.

               (d) Payments on Non-Business Days. Whenever any payment to be made by Borrower hereunder shall be stated to be due on a day which is not a Business Day, payments shall be made on the next succeeding Business Day and such extension of time shall be included in the computation (1) of the payment of interest hereunder, and (2) of any of the fees specified in Section 2.5, as the case may be.

          Section 2.7 Increased Capital. If either (a) the introduction of or any change in or in the interpretation of any law or regulation; or (b) compliance by Agent or any Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) made or issued after the Closing Date affects or would affect the amount of capital required or expected to be maintained by Agent or such Lender or any corporation controlling Agent or such Lender, and Agent or such Lender determines that the amount of such capital is increased by or based upon the existence of Agent's obligations hereunder or such Lender's Commitment, then, upon demand by Agent or such Lender; Borrower shall immediately pay to Agent or such Lender, from time to time as specified by Agent or such Lender, additional amounts sufficient to compensate Agent or such Lender in light of such circumstances, to the extent that Agent or such Lender determines such increase in capital to be allocable to the existence of Agent's obligations hereunder or such Lender's Commitment. A certificate as to such amounts submitted to Borrower by Agent or such Lender shall, in the absence of indisputable and demonstrable error, be conclusive and binding for all purposes.

          Section 2.8 Notice of Increased Costs. Each Lender agrees that, as promptly as reasonably practicable after it becomes aware of the occurrence of an event or the existence of a condition which would cause it to be affected by any of the events or conditions described in Sections 2.4(g), 2.4(h), 2.4(i) or 2.7, it will notify Borrower, and provide a copy of such notice to Agent, of such event and the possible effects thereof, provided; that the failure to provide such notice shall not affect the Lender's right to reimbursement as provided for herein.


                                    ARTICLE 3
                            BORROWING BASE PROPERTIES

          Section 3.1 Acceptance of Borrowing Base Properties. (a) Subject to compliance with the terms and conditions of Section 4.1, Agent has accepted the Properties listed on Schedule 1 as Borrowing Base Stabilized Properties and the Properties listed on Schedule 2 as Borrowing Base Development Properties. Hereafter, if Borrower desires that Lenders accept a Property as a Borrowing Base Property, Borrower shall so notify Agent in writing and Agent shall deliver a copy of such notice to each Lender. No Property will be evaluated by Lenders as a potential Borrowing Base Property unless Borrower delivers to Agent the following in form and substance acceptable to Agent:

                  (1)     With respect to each proposed Borrowing Base Property:

                         (A) A copy of the most  recent ALTA  Owner's  Policy of
                    Title Insurance (or equivalent) ("Owner's Policy") and a commitment (not more than 90 days old) to issue an American Land Title Association extended coverage Lender's policy of title insurance (or equivalent) covering such Property and disclosing the identity of the fee titleholder thereto, and all matters of record;

                         (B) Copies of all documents of record reflected in Schedule B of the Owner's Policy and a copy of the most recent real estate tax bill and notice of assessment;

                         (C) A current  or  currently  certified  survey of such
                    Property certified by a surveyor licensed in the applicable jurisdiction to have been prepared in accordance with the then effective Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys (or equivalent);

                         (D) A "Phase I" environmental assessment of such Property not more than 12 months old;

                         (E) A  certificate  from a licensed  engineer  or other
                    professional satisfactory to Agent that such Property is not located in a Special Flood Hazard Area, as defined by the Federal Insurance Administration; and

                         (F) Such other  documents with respect to such Property
                    as Agent shall reasonably require.

                    (2) With respect to each proposed  Borrowing Base Stabilized
                    Property:

                    (A) An  operating  statement  for such  Property  audited or certified by a representative of Borrower as being true and correct in all material respects and prepared in accordance with sound accounting principles for the previous two Fiscal Years, provided, that, with respect to any period such Property was not owned by Borrower, such information shall only be required to be delivered to the extent reasonably available to Borrower and such certification may be based upon the best of Borrower's knowledge;

                    (B) An engineering report for such Property not more than 12 months old;

                    (C) Copies of (i) the form or forms of tenant leases used at such Property, and (ii) all Major Agreements affecting such Property; and

                    (D) A current  rent roll for such  Property,  certified by a representative of Borrower as being true and correct in all material respects and a three-year operating and occupancy history of such Property in form satisfactory to Agent, and certified by a representative of Borrower to be true and correct, provided, that, with respect to any period such Property was not owned by Borrower, such information shall only be required to be delivered to the extent reasonably available to Borrower and such certification may be based upon the best of Borrower's knowledge;

                    (3)  With  respect  to  each  Borrowing   Base   Development
                    Property:

                    (A)  the Lease-Up Projections;

                    (B)  the Construction Contracts;

                    (C)  the Construction Schedule;

                    (D)  the Project Budget;

                    (E) Pro forma income and expense projections for the first 12 months of stabilized occupancy;

                    (F)  Area, market and comparable property information;

                    (G)  the Development Plans;

                    (H)  background information about the architect; and

                    (I) background and financial information on the general contractor.

               (b) If, after receipt and review of the foregoing documents and information, Agent is prepared to proceed with acceptance of such Property as a Borrowing Base Property, Agent will so notify Borrower and each Lender within 5 Business Days after receipt of all of the information provided above, and Agent will obtain an Appraisal of such Property in order to determine the Appraised Value thereof. After obtaining such Appraisal, Agent will promptly submit the foregoing documents and information, including the Appraisal, and the Appraised Value to the Lenders, for approval by (1) the Supermajority Lenders if such Property, upon acceptance, would be a Borrowing Base Stabilized Property and (2) all Lenders if such Property, upon acceptance, would be a Borrowing Base Development Property, within 15 Business Days thereafter. Such Property shall become a Borrowing Base Property upon approval of the Supermajority Lenders or all Lenders, as the case may be, and upon execution and delivery to Agent of the documents and items described in Section 4.1(a) and 4.1(e), and such other items or documents as may be appropriate under the circumstances, including updates of the documents described in Sections 3.1(a)(1)(D), 3.1(a)(2)(A), 3.1(a)(2)(D), 3.1(a)(2)(B) (if then more than 12 months old), and 3.1(a)(2)(C), and satisfaction of all other closing requirements imposed by Agent.

               (c) No more than $50,000,000 of the Borrowing Base shall be provided by the Borrowing Base Development Properties. The minimum Stabilized Property/Development Property Borrowing Base Ratio shall be as set forth below:

                  Subsequent to December 31, 1996:           0.70:1.0
                  Subsequent to March 31, 1997:               1.0:1.0
                  Subsequent to June 30, 1997:               1.25:1.0

          No Development Properties will be accepted as Collateral after September 30, 1996, unless all Lenders otherwise consent, which consent shall be in their sole and absolute discretion.

          Section 3.2 Release of Borrowing Base Properties. Upon repayment and satisfaction in full of all Obligations and the termination of all Commitments and this Agreement, Agent will release the Mortgage Documents with respect to each of the Borrowing Base Properties.

          From time to time Borrower may request, upon not less than 30 days prior written notice, that a Borrowing Base Property or portion thereof be released from the Liens created by the Mortgage Documents applicable thereto, which release (the "Property Release") shall be delivered by Agent if all of the following conditions are satisfied as of the date of such Property Release:

          (a) no Unmatured Event of Default or Event of Default has occurred and is then continuing or will occur after giving effect to such Property Release;

          (b) the Termination Date has not occurred;

          (c)  Borrower   shall  have   delivered  to  Agent  a  Borrowing  Base
          Certificate reflecting the Borrowing Base after giving effect to such Property Release;

          (d) Agent shall have determined that the outstanding principal balance of the Loans will not exceed the Borrowing Base after giving effect to such Property Release and any prepayment to be made and/or the acceptance of any Property pursuant to Section 3.1 which is to be given concurrently with such Property Release as additional or replacement Borrowing Base Property;

          (e) unless the Supermajority Lenders otherwise consent (which consent shall not be withheld unreasonably), there will be at least three remaining Borrowing Base Stabilized Properties which contribute not less than $8,000,000 in value to the Borrowing Base; and

          (f) the average year of completion of the remaining Borrowing Base Properties shall not be prior to 1985 unless the Supermajority Lenders otherwise consent (which consent shall not be withheld unreasonably).

          If both (1) after giving effect to such Property Release the ratio of the aggregate Borrowing Base Value of the Borrowing Base Development Properties to the aggregate Borrowing Base Value of the Borrowing Base Stabilized Properties exceeds 1.00:1.00, and (2) Agent determines, in its sole and absolute discretion, that a material adverse change has occurred in the status of any Borrowing Base Development Property, then Agent may require that (A) such Property be reappraised, (B) the Maximum Loan Amount for such Property be recalculated based on the new Appraised Value, and (C) if the Maximum Loan Amount has decreased, that the Borrowing Base be recalculated. If such recalculation discloses that a Loan Availability Deficiency exists, then Borrower shall have 30 days from the date on which the Borrowing Base is recalculated, to reduce the outstanding aggregate principal balance of the Loans to an amount equal to or less than the Loan Availability.

         Section 3.3       Borrowing Base Determinations.

                    (a) Appraisals. The Appraised Value of a Borrowing Base Property or Properties shall be determined or redetermined, as applicable, under each of the following circumstances:

                    (1) Upon  initial  acceptance  of a Property  as a Borrowing
               Base Property the Agent will determine the Appraised Value thereof;

               (2) The Appraised Value of all Borrowing Base Properties (based upon preparation of current Appraisals) will be redetermined when and if required under Section 2.1(d)(1)(B);

               (3) From time to time a Borrowing Base Property may be reappraised, at Borrower's request, upon notice by Borrower to Agent to reappraise a Borrowing Base Property, in which event Agent shall cause an Appraisal thereof to be made; and

               (4) At any time and from time to time upon five Business Days' prior written notice to Borrower, Agent may (and shall at the direction of Requisite Lenders) redetermine the Appraised Value of a Borrowing Base Property in any of the following circumstances:

                                    (A) if a material adverse change occurs with
                  respect to a Borrowing Base Property, including, without limitation, a material deterioration in the Net Operating Income of such Borrowing Base Property, a major casualty at such Borrowing Base Property that is not fully covered by insurance, or a material condemnation of any part of such Borrowing Base Property or a material change in the market conditions affecting such Borrowing Base Property; or

                                    (B) if  necessary  in order to  comply  with
                  Requirements of Law applicable to any Lender.

               (b)  Borrowing  Base  Adjustments.  The  Borrowing  Base  will be adjusted downward as of the end of a Fiscal Quarter if (1) there has been any reduction in the Borrowing Base Value of a Borrowing Base Property during such Fiscal Quarter or (2) the Stabilized
          Property/Development Property Borrowing Base Ratio is below the minimum ratio set forth in Section 3.1(c). In the event there is any increase in the Borrowing Base Value of any Borrowing Base Property during a Fiscal Quarter for any reason other than the occurrence of the Conversion Date, then such increase shall become effective as of the first Business Day of the next succeeding Fiscal Quarter, provided that prior to such date (A) either (i) the Requisite Lenders approve the increase, if such increase is the result of an increase in the Appraised Value of such Borrowing Base Property, or (ii) if such increase is the result of an increase in the Permanent Loan Estimate for such Borrowing Base Property, Borrower delivers a Borrowing Base Certificate to Agent pursuant to Section 6.1(e) which substantiates such increase, and (B) Borrower delivers to Agent an endorsement, if available, to Agent's title insurance policy increasing the amount thereof as related to such Borrowing Base Property to not less than one hundred percent (100%) of the adjusted Borrowing Base Value for such Borrowing Base Property. An increase in the Borrowing Base Value of a Borrowing Base Property that results from the occurrence of the Conversion Date shall become effective on the Conversion Date. If, by the Conversion Date, a Borrowing Base Development Property does not achieve 90% of the stabilized gross revenues (on an annualized basis) projected for the first year in the Appraisal for each of three consecutive months, then the Property shall be removed from the Borrowing Base unless such Property is reappraised and the Supermajority Lenders consent to the conversion of such Property into a Borrowing Base Stabilized Property, in which case the Maximum Loan Amount for such Property shall be reduced to the lower of (A) 50% of its Appraised Value or (B) its Permanent Loan Estimate, both calculated based on the new Appraisal.

         Section 3.4       Covenants Relating to Borrowing Base Properties.

               (a) Insurance, Casualty. Borrower shall maintain or cause to be maintained insurance covering each Borrowing Base Property in such amounts and covering such risks as are set forth in the Mortgages.

               (b) Major Agreements. Unless otherwise consented to by Agent in writing (which consent will not be unreasonably withheld), all Major Agreements covering any portion of a Borrowing Base Property entered into after the date of this Agreement shall (1) be with third parties under market terms, (2) contain the provisions regarding insurance, waiver of claims, damage and destruction, condemnation, notice to mortgagee and subordination and attornment and other matters in form approved by Agent, and (3) not include self-help remedies or provide for Agent's or any subsequent mortgagee's non-disturbance of any tenant's occupancy unless the tenant and Agent have each executed a non-disturbance agreement in form satisfactory to Agent. Any termination (other than by reason of material default) or modification of any Major Agreement which does not comply with the requirements described in the preceding sentence will be subject to Agent's approval. Copies of all Major Agreements to be executed which are inconsistent with the matters addressed in clauses (1) through (3) above shall be furnished to Agent for approval no fewer than ten Business Days before the proposed execution thereof by Borrower. Any Major Agreement that has provisions which are inconsistent with clause
          (1) above must be approved by the Agent and Requisite Lenders. Agent and each of the Lenders will use reasonable efforts to respond within a reasonable time (but no more than ten Business Days) to a request by Borrower for approval of a Major Agreement that has provisions inconsistent with clause (1) above and Agent will use its reasonable efforts to respond within a reasonable time (but no more than ten Business Days) to a request by Borrower for approval of a Major Agreement that has provisions inconsistent with clauses (2) and (3) above. The failure by either the Agent or the Requisite Lenders to respond within said ten-day period shall be deemed to be Agent's consent and/or the Requisite Lenders' consent, as the case may be, to such modified provision.

               (c) Management Agreements. Borrower shall not amend, modify in any material manner, or terminate its management agreement with the Management Company with respect to any Borrowing Base Property, if such proposed amendment or modification limits or extinguishes Borrower's absolute right to terminate the management agreement without penalty upon 30 days notice, or might have a Material Adverse Effect upon Borrower or its ability to perform its obligations under the Loan Documents. Borrower shall not enter into a management agreement with a manager other than the Management Company subsequent to the Closing Date with respect to any Borrowing Base Property, without the prior written consent of Requisite Lenders (which consent shall not be unreasonably withheld).

               (d) Major Construction. If Borrower intends to engage in any construction, remodeling or demolition project or series of related projects, with respect to a Borrowing Base Stabilized Property (each, a "Construction Project"), other than in accordance with the casualty and condemnation provisions specified in the Loan Documents, the aggregate cost of which will exceed 20% of the "as is" market value of such Borrowing Base Property, then Borrower shall first notify and obtain approval, which approval shall not be unreasonably withheld, from Requisite Lenders, of such Construction Project.

               Section 3.5 Grant of Security Interest. As security for the payment of all Loans now or hereafter made by Lenders to Borrower hereunder, and as security for the payment or other satisfaction of all other Obligations, Borrower hereby grants to Agent (for the benefit of all Lenders) a security interest in and to the following property of Borrower, whether now owned or existing, or hereafter acquired or coming into existence, wherever now or hereafter located:

               (a) All Accounts (as such term is defined in the Uniform Commercial Code) solely relating to any Borrowing Base Property;

               (b) All Equipment (as such term is defined in the Uniform Commercial Code) solely relating to or used in connection with any Borrowing Base Property;

               (c) All Inventory (as such term is defined in the Uniform Commercial Code) solely relating to or used in connection with any Borrowing Base Property;

               (d) All General Intangibles (as such term is defined in the Uniform Commercial Code) solely relating to or used in connection with any Borrowing Base Property, except that General Intangibles shall not include the name "Paragon" and all derivatives, trademarks, trade names, service marks and logos associated with such name;

               (e) All plant fixtures, trade fixtures, business fixtures and other fixtures, wherever located, relating to or solely used by or used in connection with any Borrowing Base Property; and all additions and accessions thereto and replacements therefor;

               (f) All Documents (as defined in the Uniform Commercial Code) solely relating to any Borrowing Base Property;

               (g) All instruments, chattel paper, letters of credit and certificated and uncertificated securities (as such terms are defined in the Uniform Commercial Code) solely relating to any Borrowing Base Property;

               (h) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information solely relating to any of the Property described in subsections (a) through (g) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

               (i) Proceeds of any of the property described in subsections (a) through (h) above.

                                    ARTICLE 4
                               CONDITIONS TO LOANS

               Section 4.1 Conditions to Initial Loans. The obligation of Lenders to make the initial Loans shall be subject to satisfaction of each of the following conditions precedent on or before the Restatement Date:

               (a) Borrower Loan Documents. Borrower shall have executed and/or delivered to Agent each of the following, in form and substance acceptable to Agent:

          (1)      this Agreement;

          (2)      the Loan Notes;

          (3)      the Borrower's Affidavit;

          (4)      a signature authorization form;

          (5)      opinions of counsel for Borrower satisfactory to Agent;

          (6)      Agent's form of Funds Transfer Agreement; and

          (7) any other documents and information as Agent may reasonably require.

               (b) REIT Documents. The REIT shall have executed and/or delivered to Agent each of the following, in form and substance acceptable to
          Agent:

          (1)      the REIT Affidavit;

          (2)      opinions of counsel for the REIT satisfactory to Agent; and

          (3) any other documents and information as Agent may reasonably require.

               (c) Paragon GP Holdings Documents. Paragon GP Holdings shall have executed and/or delivered each of the following, in form and substance acceptable to Agent:

          (1)      the Paragon GP Holdings Affidavit;

          (2) opinions of counsel for Paragon GP Holdings satisfactory to Agent; and

          (3) any other documents and information as Agent may reasonably require.

               (d) Paragon LP Holdings Documents. Paragon LP Holdings shall have executed and/or delivered each of the following, in form and substance acceptable to Agent:

          (1)      the Paragon LP Holdings Affidavit;

          (2) opinions of counsel for Paragon LP Holdings satisfactory to Agent; and

          (3) any other documents and information as Agent may reasonably require.

               (e) Borrowing Base Property Documents. Agent shall have received the following documents in form and substance acceptable to Agent:

          (1)      with respect to each Borrowing Base Property:

                    (A)  a Mortgage;

                    (B)  an Assignment of Leases and Rents;

                    (C)  Uniform Commercial Code Financing Statements;

                    (D)  an Appraisal;

                    (E) an American Land Title Association extended coverage Lender's policy of title insurance or a commitment to issue such policy (or equivalent), from a title company acceptable to Agent in the amount of the Borrowing Base Value of such Borrowing Base Property, insuring the Mortgage against such Borrowing Base Property as a first mortgage subject only to Permitted Liens, with all endorsements specified by Agent;

                    (F) a "Phase I" environmental assessment not more than 12 months old;

                    (G) evidence satisfactory to Agent that the Borrowing Base Property is not located within the 100 year flood plain or identified as a special flood hazard area as defined by the Federal Insurance Administration;

                    (H) a survey in the form described in Section 3.1(a)(1)(C), certified to Agent;

                    (I) such opinions of local counsel pertaining to such Borrowing Base Property as Agent shall require;

                    (J) upon request by Agent, an ad valorem delinquency tax service contract acceptable to Agent;

                    (K) a copy of the form of tenant lease to be used in connection with the Leases;

                    (L) letters from local Governmental Authorities evidencing compliance with applicable zoning, land use, and other laws;

                    (M) the policies of insurance required by the Mortgage Documents; and

                    (N) such other documents with respect to such Borrowing Base Property as Agent shall reasonably require.

          (2)  With respect to each Borrowing Base Stabilized Property:

                    (A)  a certified rent roll;

                    (B)  an operating budget for the current Fiscal Year;

                    (C) upon request by Agent, a schedule of all personal property, including intangible personal property owned by Borrower, and used in connection with the maintenance or operation of such Borrowing Base Property; and

                    (D) an engineering report for the Borrowing Base Property not more than 12 months old;

          (3)  With respect to each Borrowing Base Development Property:

                    (A) evidence  satisfactory to Agent that Borrower has funded project costs reflected on the Project Budget of not less than the difference between the aggregate Project Budget and the Maximum Loan Amount; and

                    (B)  a third party analysis of the Development Plans.

          (f) Corporate and Partnership Documents. Agent shall have received the following corporate and partnership documents, together with all amendments and modifications thereto:

                    (1)  with   respect  to  Borrower:   a  certified   copy  of
                         Borrower's limited partnership agreement, a certified copy of Borrower's Certificate of Limited

          Partnership; and good standing certificates for Borrower from the State of Delaware and each state where it is qualified to do business;

                    (2) with respect to the REIT: certified copies of the REIT's articles or certificate of incorporation and by-laws; and good standing certificates from the State of Maryland and each state where it is qualified to do business;.

                    (3) with respect to Paragon GP Holdings: certified copies of Paragon GP Holdings' articles or certificate of incorporation and by-laws; and good standing certificates from the State of Delaware and each state where it is qualified to do business; and

                    (4) with respect to Paragon LP Holdings: certified copies of Paragon LP Holdings' articles or certificate of incorporation and by-laws; and good standing certificates from the State of Delaware and each state where it is qualified to do business.

               (g) Borrowing Base Certificate.  Borrower shall have delivered to
          Agent  a  Borrowing  Base  Certificate   evidencing   sufficient  Loan
          Availability to support the Loans being requested.

               (h) Notice of Borrowing and Disbursement Authorization. Borrower shall have delivered to Agent a Notice of Borrowing in compliance with
          Section 2.1(b).

               (i) Performance. Borrower, the REIT, Paragon GP Holdings and Paragon LP Holdings shall have performed in all material respects all agreements and covenants required by Agent to be performed by them as a condition to funding the Loans.

               (j) Solvency. Each of the Borrower, the REIT, Paragon GP Holdings and Paragon LP Holdings shall be Solvent.

               (k) Material Adverse Changes. No change, as determined by Agent shall have occurred during the Interim Period, which (1) has had or may have a Material Adverse Effect on the Borrower, the REIT, or any Borrowing Base Property, and (2) will materially and adversely affect the ability of Borrower or any other party to any of the Loan Documents to perform its obligations thereunder.

               (l) Litigation Proceedings. There shall not have been instituted or threatened, during the Interim Period, any litigation in any court or proceeding before any Governmental Authority (1) which has had or may have a Material Adverse Effect on the Borrower, the REIT, or any Borrowing Base Property, and (2) will materially and adversely affect the ability of Borrower or any other party to any of the Loan Documents to perform its obligations thereunder, as reasonably determined by Agent.

               (m) Perfection of Liens. All Mortgages and Financing Statements shall have been recorded or filed, as applicable, and Agent shall have a valid, perfected first priority lien on each Borrowing Base Property and any other Collateral.

               (n) Indefeasible Title. Borrower shall have good, indefeasible and merchantable title to the Collateral, free and clear of all Liens other than Permitted Liens.

               (o) No Event of Default; Satisfaction of Financial Covenants. On the Closing Date and after giving effect to the initial disbursements of the Loans, no Event of Default or Unmatured Event of Default shall exist and all of the covenants contained in Articles 6, 7, 8 and 9 shall be satisfied.

               (p) No Material Non-Ordinary Transaction. Borrower shall not have entered into any material commitment or material transaction during the Interim Period which is not in the ordinary course of Borrower's business, other than the sale of Paragon Group Property Services, Inc. stock to Insignia Commercial Group, Inc. and related transactions.

               (q) Consents and Approvals. All material licenses, permits, consents, regulatory approvals and corporate action necessary to enter into the financing transactions contemplated by this Agreement shall have been obtained by Borrower, the REIT, Paragon GP Holdings and Paragon LP Holdings.

               (r) Due Diligence. Agent shall have completed such due diligence investigations as Agent deems necessary, and such review and investigations shall provide Agent with results and information which, in Agent's determination, are satisfactory to permit Agent and the Lenders to enter into this Agreement and fund the Loans.

               (s) Representations and Warranties. All representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects.

               (t) Fees. Agent shall have received all fees then due, and Borrower shall have performed all of its other Obligations as set forth in the Loan Documents to make payments to Agent on or before the Closing Date and all expenses of Agent incurred prior to such Closing Date (including without limitation all reasonable attorneys' and appraisers' fees), shall have been paid by Borrower.

          Section 4.2 Conditions Precedent to Subsequent Loans. The obligation of each Lender to make any Loan requested to be made by it after the Restatement Date is subject to Agent's receipt of the following documents:

                    (a) with respect to each Borrowing Base Property, the documents described in Section 4.1(e), to the extent not previously delivered to Agent prior to the Funding Date;

                    (b) an original and duly executed Notice of Borrowing;

                    (c) no later than the date of delivery of the Notice of Borrowing, a current Borrowing Base Certificate and if any Loans have been made previously during the month such Borrowing Base Certificate is delivered, then a current Loan Availability Certificate, as well; and

                    (d) a Compliance Certificate confirming:

                    (1) All of the representations and warranties contained in this Agreement and in any other Loan Documents shall be true and correct in all material respects, as though made on and as of such Funding Date;

                    (2) No Event of Default or Unmatured  Event of Default shall have occurred and be continuing or would result from the making of the requested Loan and all of the covenants contained in Articles 6, 7, 8 and 9 shall be satisfied; and

                    (3) No  event  has  occurred  that has had or may have (i) a
               Material Adverse Effect on the Borrower, the REIT, or any Borrowing Base Property, and (ii) will materially and adversely affect the ability of Borrower or any other party to any of the Loan Documents to perform its obligations thereunder.

                    (4)  With  respect  to  each  Borrowing   Base   Development
               Property, all of the covenants contained in the Mortgage relating to such Property have been satisfied and Agent shall have received (A) an endorsement (if permitted or required by virtue of the form thereof) to the loan title policy relating to such Property increasing the coverage thereof to the full amount of the sum advanced and notwithstanding section (e) of the definition of Permitted Lien, reflecting no changes in the status of title or the title insurance since the previous Loan related to such Property, or, if such endorsement cannot be obtained, an abstractor's certificate or other evidence satisfactory to Agent from the title company reflecting that there have been no such changes in the status of title or the title insurance, (B)
               certification  from  the  architect  and,  if Agent  elects,  the
               Independent Supervising Architect that, in their opinion, the construction of the Improvements theretofore performed has been in substantial accordance with the Development Plans, (C) the survey called for in Section 3.1(a)(1)(c) hereinabove and as may be required by the title company to issue the endorsement, (D) at the request of Agent, lien waivers or releases (in recordable form) from all contractors, subcontractors, laborers and materialmen employed or furnishing materials in connection with the construction of the Improvements, and (E) such other certifications or evidence of cost and completion as Agent may request.

          Each submission by Borrower to Agent of a Notice of Borrowing with respect to a Loan and the acceptance by Borrower of the proceeds of each such Loan made hereunder shall constitute a representation and warranty by Borrower as of the Funding Date in respect of such Loans that all the conditions contained in this Section 4.2 have been satisfied.

                                    ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

          Section 5.1 Representations and Warranties as to Borrower. In order to induce Lenders to make the Loans, Borrower hereby represents and warrants to Lenders as follows:

               (a) Organization; Partnership Powers. Borrower (1) is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation; (2) is duly qualified to do business as a foreign limited partnership and in good standing under the laws of each jurisdiction in which it owns or leases real property, or in which the nature of its business requires it to be so qualified, except for those jurisdictions where failure to so quality and be in good standing would not have a Material Adverse Effect on Borrower; and (3) has all requisite partnership power and authority to own, operate and encumber its assets and to conduct its business as presently conducted and as proposed to be conducted in connection with, and following the consummation of, the Loans contemplated by the Loan Documents.

               (b) Authority. Borrower has the requisite partnership power and authority to execute, deliver and perform each of the Loan Documents to which it is or will be a party. The execution, delivery and performance thereof, and the consummation of the transactions contemplated thereby, have been duly approved by the General Partner of Borrower, and no other partnership proceedings or authorizations on the part of Borrower or its general or limited partners are necessary to consummate such transactions. Each of the Loan Documents to which Borrower is a party has been duly executed and delivered by Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights generally.

               (c) Ownership of Borrower. Except as set forth or referred to in the limited partnership agreement of Borrower, no partnership interest (or any Securities, instruments, warrants, option or purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for partnership interests) of Borrower is subject to issuance under any Security, instrument, warrant, option or purchase rights, conversion or exchange rights, call, commitment or claim of any right, title or interest therein or thereto. All of the partnership interests in Borrower have been issued in compliance with all applicable Requirements of Law.

               (d) No Conflict. The execution, delivery and performance by Borrower of the Loan Documents to which it is or will be a party, and each of the transactions contemplated thereby, do not and will not (1) conflict with or violate Borrower's limited partnership agreement or Certificate of Limited Partnership, or any other organization documents, as the case may be; or (2) conflict with, result in a breach of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law, Contractual Obligation or Court Order that is binding upon Borrower, or require termination of any Contractual Obligation, the consequences of which conflict, breach, default or termination would have a Material Adverse Effect on Borrower or the REIT, or otherwise result in or require the creation or imposition of any Lien (other than Permitted Liens) whatsoever upon any of the assets of Borrower that are subject to Agent's Liens.

               (e) Consents and Authorizations. Borrower has obtained all consents and authorizations required pursuant to its Contractual Obligations with any other Person, the failure of which to obtain would have a Material Adverse Effect on Borrower or the REIT, and shall have obtained all consents and authorizations of, and effected all notices to and filings with, any Governmental Authority, as may be necessary to allow Borrower to lawfully execute, deliver and perform its obligations under the Loan Documents to which Borrower is a party.

               (f) Governmental Regulation. Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 or any other federal or state statute or regulation, such that its ability to incur indebtedness is limited, or its ability to consummate the transactions contemplated by the Loan Documents is materially impaired.

               (g) Prior Financials. The financial statements dated March 31, 1996 for the Borrower (the "March 31, 1996 Financials"), which it delivered to Agent prior to the date hereof, were prepared in accordance with GAAP and fairly present the assets, liabilities and financial condition of the Borrower, on a consolidated basis, at such date and the results of its operations and its cash flow, on a consolidated basis, for the period then ended.

               (h) Financial Statements; Projections and Forecasts. Each of the Financial Statements to be delivered to Agent pursuant to Sections 6.1(a) and 6.1(b) (1) has been, or will be, as applicable, prepared in accordance with the books and records of Borrower on a consolidated basis; and (2) either fairly presents, or will fairly present, as applicable, the financial condition of Borrower on a consolidated basis, at the dates thereof (and, if applicable, subject to normal year-end adjustments) and the results of its operations and cash flows, on a consolidated basis, for the period then ended.

               (i)  No Material Adverse Change; Litigation and Other Events.

                           (1) There is no action, suit, proceeding, governmental investigation or arbitration, at law or in equity, or before or by any Governmental Authority pending or, to the best of Borrower's knowledge, threatened against Borrower, the REIT, or any Borrowing Base Property, which (A) will result in a Material Adverse Effect on Borrower, the REIT, or any Borrowing Base Property, and (B) will materially and adversely affect the ability of Borrower or any other party to any of the Loan Documents to perform its obligations thereunder; and

                           (2) Borrower is not (A) in violation of any applicable law, which violation has had or may have a Material Adverse Effect on Borrower, the REIT, or any Borrowing Base Property and which will materially and adversely affect the ability of Borrower or any other party to any of the Loan Documents to perform its obligations thereunder; or (B) subject to, or in default with respect to, any Court Order, which Court Order or a default thereunder has had or may have a Material Adverse Effect on Borrower, the REIT, or any Borrowing Base Property and which will materially and adversely affect the ability of Borrower or any other party to any of the Loan Documents to perform its obligations thereunder. There are no material Proceedings pending or, to the best of Borrower's knowledge, threatened against Borrower, the REIT, or any Borrowing Base Property, which if adversely decided, would have a Material Adverse Effect on Borrower, the REIT, or any Borrowing Base Property, which will materially and adversely affect the ability of Borrower or any other party to any of the Loan Documents to perform its obligations thereunder; and

                           (3) Since March 31, 1996 to the best of Borrower's knowledge, no event has occurred which has had or may have a Material Adverse Effect on Borrower, the REIT, or any Borrowing Base Property, and no material adverse change has occurred in Borrower's or the REIT's ability to perform its Obligations under the Loan Documents or the transactions contemplated thereby.

               (j) Payment of Taxes. All tax returns and reports to be filed by Borrower will be timely filed, and all taxes, assessments, fees and other governmental charges shown on such returns will be paid prior to delinquency and the assessment of any penalties or interest, except such taxes, if any, as are reserved against, in accordance with GAAP, such taxes as are being contested in good faith by appropriate proceedings or such taxes, the failure to make payment of which when due and payable will not have, in the aggregate, a Material Adverse Effect on Borrower or the REIT. Borrower has no knowledge of any proposed tax assessment against Borrower that will have a Material Adverse Effect on Borrower or the REIT, which is not being actively contested in good faith by Borrower.

               (k) Material Adverse Agreements. No Contractual Obligation contained in Borrower's limited partnership agreement, or similar governing documents has had or may have a Material Adverse Effect on Borrower or the REIT.

               (l) Performance. Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations which default may have or has had a Material Adverse Effect on Borrower on the REIT or the Borrower, and no condition exists which, with the giving of notice or the lapse of time, would constitute a default under any of its Contractual Obligations and have a Material Adverse Effect on Borrower or the REIT.

               (m) Federal Reserve Regulations. No part of the proceeds of the Loans hereunder will be used to purchase or carry any "margin security" as defined in Regulation G or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause this transaction to be a "purchase credit" within the meaning of Regulation G. Borrower is not engaged primarily in the business of extending credit for the purpose of purchasing or carrying any "margin stock", as defined in Regulation U. No part of the proceeds of the Loans hereunder will be used for any purpose that violates, or which is inconsistent with, the provisions of Regulation X or any other regulation of the Federal Reserve Board.

               (n) Disclosure. The representations and warranties of Borrower contained in the Loan Documents and all certificates, financial statements and other documents delivered to Agent in connection therewith, do not contain any untrue statement of a material fact or omit to state a material fact required to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. Borrower has not intentionally withheld any material fact from Agent in regard to any matter raised in the Loan Documents. Notwithstanding the foregoing, with respect to projections of Borrower's future performance such representations and warranties are made in good faith and Borrower's best judgment.

               (o) Requirements of Law. Borrower is in compliance with all Requirements of Law (including without limitation the Securities Act and the Securities Exchange Act, and the applicable rules and regulations thereunder, state securities law and "Blue Sky" laws) applicable to it and its respective businesses, in each case, where the failure to so comply would have a Material Adverse Effect on Borrower.

               (p) Patents, Trademarks, Permits, Etc. Borrower owns, is licensed or otherwise has the lawful right to use, or have all permits and other governmental approvals, patents, trademarks, trade names, copyrights, technology, know-how and processes used in or necessary for the conduct of Borrower's business as currently conducted, the absence of which would have a Material Adverse Effect upon Borrower or the REIT. The use of such permits and other governmental approvals, patents, trademarks, trade names, copyrights, technology, know-how and processes by Borrower does not infringe on the rights of any Person in any way that has given or may give rise to any liability on the part of Borrower which could have a Material Adverse Effect on Borrower or the REIT.

               (q) Environmental Matters. Except as set forth on Schedule 5.1(q), to the best of Borrower's knowledge, (1) the operations of Borrower comply in all material respects with all applicable Environmental Laws; (2) none of Borrower's present Property or operations are subject to any Remedial Action or other Liabilities and Costs arising from the Release or threatened Release of a Contaminant into the environment in violation of any Environmental Laws, which Remedial Action or other Liabilities and Costs could have a Material Adverse Effect on Borrower or the REIT; (3) Borrower has not filed any notice under applicable Environmental Laws reporting a Release of a Contaminant into the environment in violation of any Environmental Laws, except as the same may have been heretofore remedied; (4) there is not now on or in any Property of Borrower (except in compliance in all material respects with all applicable Environmental Laws): (A) any underground storage tanks; (B) any asbestos-containing material; or
          (C) any polychlorinated biphenyls used in hydraulic oils, electrical transformers or other equipment owned or operated by Borrower; and (5) Borrower has not received any notice or claim to the effect that it is or may be liable to any Person as a result of the Release or threatened Release of a Contaminant into the environment, which Release could have a Material Adverse Effect on Borrower or the REIT.

               (r) ERISA. Neither Borrower nor any ERISA Affiliate thereof has in the past five years maintained or contributed to or currently maintains or contributes to any Benefit Plan, other than the Internal Revenue Code ss. 401(k) plan maintained by Paragon Residential Services, Inc., a Delaware corporation, and to be continued by the Borrower (the "401(k) Plan"). No

          Investment Affiliate has or is likely to incur any liability with respect to any Benefit Plan maintained or contributed to by such Investment Affiliate or its ERISA Affiliates, which would have a Material Adverse Effect on Borrower. Neither Borrower nor any ERISA Affiliate thereof has in the past five years maintained or contributed to or currently maintains or contributes to, any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to retirees. Neither Borrower nor any ERISA Affiliate thereof is now contributing nor has it ever contributed to or been obligated to contribute to any Multiemployer Plan, no employees or former employees of Borrower nor any ERISA Affiliate thereof have been covered by any Multiemployer Plan in respect of their employment by Borrower or any such ERISA Affiliate, and no ERISA Affiliate of Borrower or Investment Affiliate has, or is likely to incur, any withdrawal liability with respect to any Multiemployer Plan which would have a Material Adverse Effect on Borrower or the REIT.

               (s) Solvency. Borrower is and will be Solvent after giving effect to the disbursements of the Loans and the payment and accrual of all fees directly or indirectly then payable under any of the Loan Documents.

               (t) Title to Assets; No Liens. To the best of Borrower's knowledge, Borrower has good, indefeasible and merchantable title to the Collateral owned by it, including without limitation, each Borrowing Base Property, and all of the Collateral is free and clear of Liens, except Permitted Liens.

               (u) Use of Proceeds. Borrower's uses of the proceeds of the Loans are, and will continue to be, legal and proper uses (and to the extent necessary, duly authorized by Borrower's General Partner) and such uses are consistent with all Requirements of Law and Section 7.1(h).

               (v) Operating Agreements; Management Agreements; Leases. With respect to each Borrowing Base Property, Agent has received true, complete and correct copies of each Major Agreement. Each Major Agreement is in full force and effect and has not been and will not be modified or terminated (except for modifications which comply with the requirements of clauses (1) through (3) of Section 3.3(a) and terminations by reason of a material default by another Person other than Borrower), and no default or event of default (or event or occurrence which, with the passage of time or the giving of notice, or both, will constitute a default or event of default) exists or will exist under such Major Agreement as a result of the consummation of the transactions contemplated by the Loan Documents. Agent has received the form Lease used for each Borrowing Base Property, and such Leases, taken as a whole, do not and will not vary materially from the requirements of Sections 3.4(b)(1) through 3.4(b)(3). Except as reflected on the most current rent rolls delivered to Agent, all of the Leases are in full force and effect and no default or event of default (or event or occurrence which upon with the passage of time or the giving of notice, or both, will constitute a default or event of default) exists or will exist thereunder as a result of the consummation of the transactions contemplated by the Loan Documents. Except as set forth on Schedule 5.2(v)-2, there are no material Contractual Obligations (other than Construction Contracts relating to Borrowing Base Development Properties) relating to the maintenance, occupancy, use or operation of any of the Borrowing Base Properties which are not terminable by Borrower or a mortgagee-in-possession upon 30 days or fewer days notice.

          Section 5.2 Representations and Warranties as to the REIT. In order to induce Lenders to make the Loans, the REIT hereby represents and warrants to Lenders as follows:

               (a) Organization; Corporate Powers. The REIT (1) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation; (2) is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction in which it owns or leases real property, or in which the nature of its business requires it to be so qualified, except for those jurisdictions where failure to so qualify and be in good standing will not have a Material Adverse Effect on the REIT or the Borrower; and (3) has all requisite corporate power and authority to own, operate and encumber its assets and to conduct its business as presently conducted and as proposed to be conducted in connection with, and following the consummation of the transactions contemplated by the Loan Documents.

               (b) Authority. The REIT has the requisite corporate power and authority to execute, deliver and perform each of the Loan Documents to which it is or will be a party. The execution, delivery and performance thereof, and the consummation of the transactions contemplated thereby, have been duly approved by the board of directors of the REIT, and no other corporate proceedings on the part of the REIT are necessary to consummate such transactions. Each of the Loan Documents to which the REIT is a party has been duly executed and delivered by the REIT and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights generally.

               (c) No Conflict. The execution, delivery and performance by the REIT of the Loan Documents to which it is party, and each of the transactions contemplated thereby, do not and will not (1) conflict with or violate its Articles or Certificate of Incorporation, by-laws, or other organizational documents, as the case may be; (2) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law, Contractual Obligation or Court Order that is binding upon the REIT, or require termination of any Contractual Obligation, the consequences of which conflict, breach, default or termination would have a Material Adverse Effect on the REIT or the Borrower, result in or require the creation or imposition of any Lien whatsoever upon any of the assets of the REIT (other than Liens in favor of Agent arising pursuant to the Loan Documents or Permitted Liens); or (3) require any approval of the stockholders of the REIT.

               (d) Consents and Authorizations. The REIT has obtained all consents and authorizations required pursuant to its Contractual Obligations with any other Person, the failure of which to obtain would have a Material Adverse Effect on the REIT or the Borrower, and shall have obtained all consents and authorizations of, and effected all notices to and filings with, any Governmental Authority, as may be necessary to allow the REIT to lawfully execute, deliver and perform its Obligations under the Loan Documents to which the REIT is a party.

               (e) Governmental Regulation. The REIT is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 or any other federal or state statute or regulation such that its ability to incur indebtedness is limited, or its ability to consummate the transactions contemplated by the Loan Documents is materially impaired.

               (f)  Capitalization.  All of the outstanding capital stock of the
               REIT  has  been  issued  in   compliance   with  all   applicable
               Requirements of Law.

               (g) No Material Adverse Change; Litigation and Other Events.

               (1) There is no action, suit, proceeding, governmental investigation or arbitration, at law or in equity, or before or by any Governmental Authority pending, or to best of the REIT's knowledge, threatened against the REIT or the Borrower, which will (A) result in a Material Adverse Effect on the REIT or the Borrower; or (B) materially and adversely affect the ability of the REIT or any other party to any of the Loan Documents to perform its obligations thereunder;

               (2) The REIT is not (A) in violation of any applicable law, which violation has had or may have a Material Adverse Effect on the REIT or the Borrower, or (B) subject to or in default with respect to any Court Order which Court Order or a Default thereunder has had or may have a Material Adverse Effect on the REIT or the Borrower. There are no material Proceedings pending or, to the best of the REIT's knowledge, threatened against the REIT or the Borrower, which, if adversely decided, would have a Material Adverse Effect on the REIT or the Borrower; and

               (3) Since March 31, 1996, to the best of the REIT's knowledge, no event has occurred which has had or may have a Material Adverse Effect on the REIT or the Borrower, and no material adverse change has occurred in the REIT's or the Borrower's ability to perform its obligations under the Loan Documents or the transactions contemplated thereby.

               (h) Payment of Taxes. All tax returns and reports to be filed by the REIT have been timely filed, and all taxes, assessments, fees and other governmental charges shown on such returns will be paid prior to delinquency and the assessment of any penalties or interest, except such taxes, if any, as are reserved against, in accordance with GAAP, such taxes as are being contested in good faith by appropriate proceedings or such taxes, the failure to make payment of which when due and payable will not have, in the aggregate, a Material Adverse Effect on the REIT or the Borrower. The REIT has no knowledge of any proposed tax assessment against the REIT that would have a Material Adverse Effect on the REIT or the Borrower, which is not being actively contested in good faith by the REIT.

               (i) Material Adverse Agreements. No Contractual Obligation contained in the REIT's charter, by-laws, or similar governing documents has had or may have a Material Adverse Effect on the REIT or the Borrower.

               (j) Performance. The REIT is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations which default may have or has had a Material Adverse Effect on the REIT or the Borrower, and no condition exists which, with the giving of notice or the lapse of time, would constitute a default under any of its Contractual Obligations and have a Material Adverse Effect on the REIT or the Borrower.

               (k) Securities Activities. The REIT is not engaged principally in the business of extending credit for the purpose of purchasing or carrying any "margin stock", as defined in Regulation U.

               (l) Disclosure. The representations and warranties of the REIT contained in the Loan Documents, and all certificates, financial statements and other documents delivered to Agent in connection therewith, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The REIT has not intentionally withheld any material fact from Agent in regard to any matter raised in the Loan Documents. Notwithstanding the foregoing, with respect to projections of the REIT's future performance such representations and warranties are made in good faith and the REIT's best judgment.

               (m) Requirements of Law. The REIT is in compliance with all Requirements of Law (including without limitation the Securities Act and the Securities Exchange Act, and the applicable rules and regulations thereunder, state securities law and "Blue Sky" laws) applicable to it and its respective businesses, in each case, where the failure to so comply would have a Material Adverse Effect on the REIT or the Borrower. The REIT has made all filings with and obtained all consents of the Commission required under the Securities Act and the Securities Exchange Act in connection with the execution, delivery and performance by the REIT of the Loan Documents to which it is a party.

               (n) ERISA. Neither the REIT nor any ERISA Affiliate thereof has in the past five years maintained or contributed to or currently maintains or contributes to any Benefit Plan, other than the 401(k) Plan. Neither the REIT nor any ERISA Affiliate thereof has during the past five years maintained or contributed to, or currently maintains or contributes to, any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to retirees. Neither the REIT nor any ERISA Affiliate thereof is now contributing nor has it ever contributed to or been obligated to contribute to any Multiemployer Plan, no employees or former employees of the REIT, or any ERISA Affiliate thereof have been covered by any Multiemployer Plan in respect of their employment by the REIT or any such ERISA Affiliation and no ERISA Affiliate of the REIT has, or is likely to incur, any withdrawal liability with respect to any Multiemployer Plan which would have a Material Adverse Effect on the REIT or the Borrower.

               (o) Solvency. The REIT is and will be Solvent, after giving effect to the disbursement of the Loans and the payment of all fees directly or indirectly payable under any of the Loan Documents.

               (p) Status as a REIT. The REIT (1) will make an election on its 1994 tax return to be taxed as a real estate investment trust as defined in Section 856 of the Internal Revenue Code (or any successor provision thereto); (2) will not revoke its election to be a real estate investment trust; (3) has not engaged in any "prohibited transactions" as defined in Section 856(b)(6)(iii) of the Internal revenue Code (or any successor provision thereto); and (4) for its current "tax year" (as defined in the Internal Revenue Code) is, and for all prior tax years subsequent to its election to be a real estate investment trust has been, entitled to a dividends paid deduction which meets the requirements of Section 857 of the Internal Revenue Code.

               (q) Ownership. The sole assets of the REIT are (1) all of the Securities of Paragon GP Holdings, and (2) all of the Securities of Paragon LP Holdings.

               (r) NYSE Listing. The common stock of the REIT is and will continue to be listed for trading and traded on either the New York Stock Exchange, the American Stock Exchange, or NASDAQ.

          Section 5.3 Representations and Warranties as to Paragon GP Holdings. In order to induce Lenders to make the Loans, Paragon GP Holdings hereby represents and warrants to Lenders as follows:

               (a) Organization; Corporate Powers. Paragon GP Holdings (1) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (2) is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction in which it owns or leases Property, or in which the nature of its business requires it to be so qualified, except for those jurisdictions where failure to so qualify and be in good standing will not have a Material Adverse Effect on Borrower or the REIT; and (3) has all requisite corporate power and authority to own, operate and encumber its assets and to conduct its business as presently conducted and as proposed to be conducted in connection with, and following the consummation of, the transactions contemplated by the Loan Documents.

               (b) Authority. Paragon GP Holdings has the requisite corporate power and authority to execute, deliver and perform each of the Loan Documents to which it is or will be a party. The execution, delivery and performance thereof, and the consummation of the transactions contemplated thereby, have been duly approved by the board of directors of Paragon GP Holdings, and no other corporate proceedings on the part of Paragon GP Holdings are necessary to consummate such transactions. Each of the Loan Documents to which Paragon GP Holdings is a party has been duly executed and delivered by Paragon GP Holdings and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights generally.

               (c) No Conflict. The execution, delivery and performance by Paragon GP Holdings of the Loan Documents to which it is party, and each of the transactions contemplated thereby, do not and will not (1) conflict with or violate its Articles or Certificate of Incorporation, by-laws, or any other organizational documents, as the case may be;
          (2) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any

          Requirement of Law, Contractual Obligation or Court Order that is binding upon Paragon GP Holdings, or require termination of any Contractual Obligation, the consequences of which conflict, breach, default or termination would have a Material Adverse Effect on Borrower or the REIT, result in or require the creation or imposition of any Lien whatsoever upon any of the assets of Paragon GP Holdings (other than Liens in favor of Agent arising pursuant to the Loan Documents or Permitted Liens); or (3) require any approval of the stockholders of Paragon GP Holdings.

               (d) Consents and Authorizations. Paragon GP Holdings has obtained all consents and authorizations required pursuant to its Contractual Obligations with any other Person, the failure of which to obtain would have a Material Adverse Effect on Borrower or the REIT, and shall have obtained all consents and authorizations of, and effected all notices to and filings with, any Governmental Authority, as may be necessary to allow Paragon GP Holdings to lawfully execute, deliver and perform its obligations under the Loan Documents to which Paragon GP Holdings is a party.

               (e) Governmental Regulation. Paragon GP Holdings is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 or any other federal or state statute or regulation such that its ability to incur indebtedness is limited, or its ability to consummate the transactions contemplated by the Loan Documents is materially impaired.

               (f) Capitalization. All of the outstanding capital stock of Paragon GP Holdings has been issued in compliance with all applicable Requirements of Law.

               (g) No Material Adverse Change; Litigation and Other Events.

               (1) There is no action, suit, proceeding, governmental investigation or arbitration, at law or in equity, or before or by any Governmental Authority pending, or to best of Paragon GP Holdings' knowledge, threatened against Paragon GP Holdings, which will (A) result in a Material Adverse Effect on either the Borrower or the REIT; or (B) materially and adversely affect the ability of Paragon GP Holdings, or any other party to any of the Loan Documents to perform its obligations thereunder;

               (2) Paragon GP Holdings is not (A) in violation of any applicable law, which violation has had or may have a Material Adverse Effect on either the Borrower or the REIT; or (B) subject to or in default with respect to any Court Order which Court Order or a Default thereunder has had or may have a Material Adverse Effect on the Borrower or the REIT. There are no material Proceedings pending or, to the best of Paragon GP Holdings' knowledge, threatened against the Paragon GP Holdings, which, if adversely decided, would have a Material Adverse Effect on the Borrower or the REIT; and

               (3) Since March 31, 1996, to the best of Paragon GP Holding's knowledge, no event has occurred which has had or may have a Material Adverse

         Effect on the Borrower or the REIT, and no material adverse change has occurred in the Borrower's or the REIT's ability to perform its obligations under the Loan Documents or the transactions contemplated thereby.

               (h) Payment of Taxes. All tax returns and reports to be filed by Paragon GP Holdings have been timely filed, and all taxes, assessments, fees and other governmental charges shown on such returns will be paid prior to delinquency and the assessment of any penalties or interest, except such taxes, if any, as are reserved against, in accordance with GAAP, such taxes as are being contested in good faith by appropriate proceedings or such taxes, the failure to make payment of which when due and payable will not have, in the aggregate, a Material Adverse Effect on Borrower or the REIT. Paragon GP Holdings has no knowledge of any proposed tax assessment against Paragon GP Holdings that would have a Material Adverse Effect on Borrower or the REIT, which is not being actively contested in good faith by Paragon GP Holdings.

               (i) Material Adverse Agreements. No Contractual Obligation contained in Paragon GP Holdings' charter, by-laws, or similar governing documents has had or may have a Material Adverse Effect on Borrower or the REIT.

               (j) Performance. Paragon GP Holdings is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligation which may have or has had a Material Adverse Effect on the Borrower or the REIT, and no condition exists which, with the giving of notice or the lapse of time, would constitute a default under any of its Contractual Obligations and have a Material Adverse Effect on Borrower or the REIT.

               (k) Securities Activities. Paragon GP Holdings is not engaged principally in the business of extending credit for the purpose of purchasing or carrying any "margin stock", as defined in Regulation U.

               (l) Disclosure. The representations and warranties of Paragon GP Holdings contained in the Loan Documents, and all certificates, financial statements and other documents delivered to Agent in connection therewith, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. Paragon GP Holdings has not intentionally withheld any material fact from Agent in regard to any matter raised in the Loan Documents. Notwithstanding the foregoing, with respect to projections of Paragon GP Holdings' future performance such representations and warranties are made in good faith and Paragon GP Holdings' best judgment.

               (m) Requirements of Law. Paragon GP Holdings is in compliance with all Requirements of Law (including without limitation the Securities Act and the Securities Exchange Act, and the applicable rules and regulations thereunder, state securities law and "Blue Sky"
          laws) applicable to it and its respective businesses, in each case, where the failure to so comply would have a Material Adverse Effect on Borrower or the REIT. Paragon GP Holdings has made all filings with and obtained all consents of the Commission required under the Securities Act and the Securities

          Exchange  Act  in  connection   with  the   execution,   delivery  and
          performance by Paragon GP Holdings of the Loan Documents to which it is a party.

                    (n) ERISA. Neither Paragon GP Holdings nor any ERISA Affiliate thereof has in the past five years maintained or contributed to or currently maintains or contributes to any Benefit Plan, other than the 401(k) Plan. Neither Paragon GP Holdings nor any ERISA Affiliate thereof has during the past five years maintained or contributed to, or currently maintains or contributes to, any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to retirees. Neither Paragon GP Holdings nor any ERISA Affiliate thereof is now contributing nor has it ever contributed to or been obligated to contribute to any Multiemployer Plan, no employees or former employees of Paragon GP Holdings, or any ERISA Affiliate thereof have been covered by any Multiemployer Plan in respect of their employment by Paragon GP Holdings or any such ERISA Affiliation and no ERISA Affiliate of Paragon GP Holdings has, or is likely to incur, any withdrawal liability with respect to any Multiemployer Plan which would have a Material Adverse Effect on Borrower or the REIT.

                    (o) Solvency. Paragon GP Holdings is and will be Solvent, after giving effect to the disbursement of the Loans and the payment of all fees directly or indirectly payable under any of the Loan Documents.

                    (p)  Ownership.  The sole  material  assets  of  Paragon  GP
               Holdings are (1) Units of Borrower, and (2) a one percent partnership interest in certain Subsidiaries of the Borrower. The current list of such interests is reflected on Schedule 5.3(p).

          Section 5.4 Representations and Warranties as to Paragon LP Holdings. In order to induce Lenders to make the Loans, Paragon LP Holdings hereby represents and warrants to Lenders as follows:

               (a) Organization; Corporate Powers. Paragon LP Holdings (1) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (2) is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction in which it owns or leases real property, or in which the nature of its business requires it to be so qualified, except for those jurisdictions where failure to so qualify and be in good standing will not have a Material Adverse Effect on Paragon GP Holdings; and (3) has all requisite corporate power and authority to own, operate and encumber its assets and to conduct its business as presently conducted and as proposed to be conducted in connection with, and following the consummation of, the transactions contemplated by the Loan Documents.

               (b) Authority. Paragon LP Holdings has the requisite corporate power and authority to execute, deliver and perform each of the Loan Documents to which it is or will be a party. The execution, delivery and performance thereof, and the consummation of the transactions contemplated thereby, have been duly approved by the board of directors of Paragon LP Holdings, and no other corporate proceedings on the part of Paragon LP Holdings are necessary to consummate such transactions. Each of the Loan Documents to which Paragon LP Holdings is a party has been duly executed and delivered by Paragon LP Holdings and constitutes its legal, valid and binding


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



          obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights generally.

               (c) No Conflict. The execution, delivery and performance by Paragon LP Holdings of the Loan Documents to which it is party, and each of the transactions contemplated thereby, do not and will not (1) conflict with or violate its Articles or Certificate of Incorporation, by-laws, or any other organizational documents, as the case may be;
          (2) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law, Contractual Obligation or Court Order that is binding upon Paragon LP Holdings, or require termination of any Contractual Obligation, the consequences of which conflict, breach, default or termination would have a Material Adverse Effect on Borrower or the REIT, result in or require the creation or imposition of any Lien whatsoever upon any of the assets of Paragon LP Holdings (other than Liens in favor of Agent arising pursuant to the Loan Documents or Permitted Liens); or (3) require any approval of the stockholders of Paragon LP Holdings.

               (d) Consents and Authorizations. Paragon LP Holdings has obtained all consents and authorizations required pursuant to its Contractual Obligations with any other Person, the failure of which to obtain would have a Material Adverse Effect on Borrower or the REIT, and shall have obtained all consents and authorizations of, and effected all notices to and filings with, any Governmental Authority, as may be necessary to allow Paragon LP Holdings to lawfully execute, deliver and perform its Obligations under the Loan Documents to which Paragon LP Holdings is a party.

               (e) Governmental Regulation. Paragon LP Holdings is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 or any other federal or state statute or regulation such that its ability to incur indebtedness is limited, or its ability to consummate the transactions contemplated by the Loan Documents is materially impaired.

               (f) Capitalization. All of the outstanding capital stock of Paragon LP Holdings has been issued in compliance with all applicable Requirements of Law.

               (g) No Material Adverse Change; Litigation and Other Events.

               (1) There is no action, suit, proceeding, governmental investigation or arbitration, at law or in equity, or before or by any Governmental Authority pending, or to best of Paragon LP Holdings' knowledge, threatened against Borrower or the REIT, which will (A) result in a Material Adverse Effect on Borrower or the REIT; or (B) materially and adversely affect the ability of Borrower or the REIT, or any other party to any of the Loan Documents to perform its obligations thereunder;

               (2) Paragon LP Holdings is not (A) in violation of any applicable law, which violation has had or may have a Material Adverse Effect on Borrower or the REIT; or (B) subject to or in default with respect to any Court Order which Court

         Order or a Default thereunder has had or may have a Material Adverse Effect on Borrower or the REIT. There are no material Proceedings pending or, to the best of Paragon LP Holdings' knowledge, threatened against Borrower or the REIT, which, if adversely decided, would have a Material Adverse Effect on Borrower or the REIT; and

                           (3) Since March 31, 1996, to the best of Paragon LP Holdings' knowledge, no event has occurred which has had or may have a Material Adverse Effect on Borrower or the REIT, and no material adverse change has occurred in the Borrower's or the REIT's ability to perform its obligations under the Loan Documents or the transactions contemplated thereby.

               (h) Payment of Taxes. All tax returns and reports to be filed by Paragon LP Holdings have been timely filed, and all taxes, assessments, fees and other governmental charges shown on such returns will be paid prior to delinquency and the assessment of penalties or interest, except such taxes, if any, as are reserved against, in accordance with GAAP, such taxes as are being contested in good faith by appropriate proceedings or such taxes, the failure to make payment of which when due and payable will not have, in the aggregate, a Material Adverse Effect on Borrower or the REIT. Paragon LP Holdings has no knowledge of any proposed tax assessment against Paragon LP Holdings that would have a Material Adverse Effect on Borrower or the REIT, which is not being actively contested in good faith by Paragon LP Holdings.

               (i) Material Adverse Agreements. No Contractual Obligation contained in Paragon LP Holdings' charter, by-laws, or similar governing documents has had or may have a Material Adverse Effect on Borrower or the REIT.

               (j) Performance. Paragon LP Holdings is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual
          Obligations which default may have or has had a Material Adverse Effect on the Borrower or the REIT, and no condition exists which, with the giving of notice or the lapse of time, would constitute a default under any of its Contractual Obligations and have a Material Adverse Effect on Borrower or the REIT.

               (k) Securities Activities. Paragon LP Holdings is not engaged principally in the business of extending credit for the purpose of purchasing or carrying any "margin stock", as defined in Regulation U.

               (l) Disclosure. The representations and warranties of Paragon LP Holdings contained in the Loan Documents, and all certificates, financial statements and other documents delivered to Agent in connection therewith, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. Paragon LP Holdings has not intentionally withheld any material fact from Agent in regard to any matter raised in the Loan Documents. Notwithstanding the foregoing, with respect to projections of Paragon LP Holdings' future performance such representations and warranties are made in good faith and Paragon LP Holdings' best judgment.

               (m) Requirements of Law. Paragon LP Holdings is in compliance with all Requirements of Law (including without limitation the Securities Act and the Securities Exchange Act, and the applicable rules and regulations thereunder, state securities law and "Blue Sky"
          laws) applicable to it and its respective businesses, in each case, where the failure to so comply would have a Material Adverse Effect on Borrower or the REIT. Paragon LP Holdings has made all filings with and obtained all consents of the Commission required under the Securities Act and the Securities Exchange Act in connection with the execution, delivery and performance by Paragon LP Holdings of the Loan Documents to which it is a party.

               (n) ERISA. Neither Paragon LP Holdings nor any ERISA Affiliate thereof has in the past five years maintained or contributed to or currently maintains or contributes to any Benefit Plan, other than the 401(k) Plan. Neither Paragon LP Holdings nor any ERISA Affiliate thereof has during the past five years maintained or contributed to, or currently maintains or contributes to, any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to retirees. Neither Paragon LP Holdings nor any ERISA Affiliate thereof is now contributing nor has it ever contributed to or been obligated to contribute to any Multiemployer Plan, no employees or former employees of Paragon LP Holdings, or any ERISA Affiliate thereof have been covered by any Multiemployer Plan in respect of their employment by Paragon LP Holdings or any such ERISA Affiliation and no ERISA Affiliate of Paragon LP Holdings has, or is likely to incur, any withdrawal liability with respect to any Multiemployer Plan which would have a Material Adverse Effect on Borrower or the REIT.

               (o) Solvency. Paragon LP Holdings is and will be Solvent, after giving effect to the disbursement of the Loans and the payment of all fees directly or indirectly payable under any of the Loan Documents.

               (p) Ownership. The sole asset of Paragon LP Holdings is Units of Borrower.

                                    ARTICLE 6
                               REPORTING COVENANTS

               Borrower covenants and agree that, on and after the date hereof, until payment in full of all of the Obligations, the expiration of the Commitments and termination of this Agreement:

               Section 6.1 Financial Statements and Other Financial and Operating Information. Borrower shall maintain or cause to be maintained a system of accounting established and administered in accordance with sound business practices to permit preparation of quarterly and annual financial statements in conformity with GAAP on a consolidated basis for the Borrower, the REIT, Paragon GP Holdings, Paragon LP Holdings, and their respective Subsidiaries. Borrower shall deliver or cause to be delivered to Agent:

               (a) Quarterly Borrowing Base Stabilized Property Statements and Operating Results. As soon as practicable, and in any event within 45 days after the end of each Fiscal Quarter hereafter, operating statements, and rent roll summaries (each in the form customarily generated by Borrower or the managing Agent of the Borrowing Base Stabilized Properties) for each Borrowing Base Stabilized Property, dated as of the last day of such Fiscal Quarter (the "Borrowing Base Stabilized Property Statements"), in form and substance satisfactory to Agent, and certified by an authorized representative of the Borrower's General Partner.

               (b) Quarterly Financial Statements. As soon as practicable, and in any event within 45 days after the end of each Fiscal Quarter, (except the last Fiscal Quarter of a Fiscal Year, or as is consistent with the reporting requirements of the Commission) consolidated balance sheets, and statements of income and retained earnings ("Financial Statements") for the Borrower, in the form provided to the Commission on the REIT's Form 10Q and certified by an authorized officer of the Borrower's General Partner.

               (c) Annual Financial Statements. Within 120 days after the close of each Fiscal Year, annual Financial Statements of the Borrower, on a consolidated basis (in the form provided to the Commission on the REIT's Form 10K), audited and certified without qualifications by the Accountants, or if qualified, in scope and substance satisfactory to Requisite Lenders, and accompanied by a statement that, in the course of its audit (conducted in accordance with generally accepted auditing standards), the Accountants obtained no knowledge that an Event of Default or Unmatured Event of Default had occurred. It is contemplated that the Form 10K filed with the Commission will contain a consolidated balance sheet, statement of operations, statement of cash flows and footnotes thereto for the Borrower, the REIT, Paragon GP Holdings, Paragon LP Holdings, and the Management Company. To the extent details or supporting information which Agent desires with respect to any of Borrower, the REIT, Paragon GP Holdings, Paragon LP Holdings, and the Management Company are not contained in the REIT's Form 10K, Borrower shall provide Agent with such details or supporting information as Agent requests which are reasonably available to Borrower.

               (d) General Partner's Certificate of Borrower. (1) Together with each delivery of any Borrowing Base Property Statement or Financial Statement pursuant to Sections 6.1(b) and 6.1(c), a General Partner's Certificate stating that the representative of the General Partner who is the signatory thereto, (i) is authorized to execute such General Partner's Certificate; (ii) has reviewed, or caused under his supervision to be reviewed, the terms of this Agreement and the other principal Loan Documents; (iii) has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and condition of Borrower and the REIT during the accounting period covered by such Borrowing Base Property Statement or Financial Statement, and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as of the date of the General Partner's Certificate, of any condition or event which constitutes an Event of Default or an Unmatured Event of Default, or if, any such condition or event existed or exists, specifying the nature and period of existence thereof and what action has been taken, is being taken and is proposed to be taken with respect thereto; and (2) together with each delivery pursuant to Sections 6.1(b) and 6.1(c), a Compliance Certificate demonstrating in reasonable detail (which detail shall include actual


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



          calculations) compliance during and at the end of such accounting periods with the financial covenants contained in Article 9.

               (e) Borrowing Base Certificates. As soon as practicable, and in any event within 15 days after the end of each Fiscal Quarter (and more often if required by Section 4.2(c) or so requested by Agent), a Borrowing Base Certificate, certified as being true and correct by an authorized representative of the General Partner of the Borrower; provided that, unless an Event of Default has occurred and is then continuing, Agent shall not request that a Borrowing Base Certificate be furnished more often than monthly and with each Borrowing. Each Borrowing Base Certificate shall set forth Borrowing Base calculations since the date of the last prior Borrowing Base Certificate, and shall reflect any material adverse changes in the Net Operating Income or other condition of a Borrowing Base Property of which such officer has knowledge and which is not reflected in the most recent Borrowing Base Property Statement.

               (f) Loan Availability Certificates. Not later than the last Business Day of each calendar month, a Loan Availability Certificate, certified as being true and correct by an authorized representative of the General Partner of the Borrower.

               (g) Budgets for Borrowing Base Properties. Not later than 15 days prior to the beginning of each Fiscal Year, annual operating budgets for each Borrowing Base Stabilized Property and each Borrowing Base Development Property for which the final certificate of occupancy has been issued for the immediately following Fiscal Year, prepared on an annual basis, together with all supporting details reasonably requested by Agent, and reported by an authorized representative of the General Partner of the Borrower as being based upon information available at the time and on the Borrower's reasonable good faith estimates, upon information and assumptions at the time.

               (h) Knowledge of Event of Default. Promptly upon Borrower obtaining knowledge (1) of any condition or event which constitutes an Event of Default or Unmatured Event of Default, or becoming aware that any Lender has given notice or taken any other action with respect to a claimed Event of Default or Unmatured Event of Default or (2) of any condition or event which has a Material Adverse Effect on Borrower, the REIT, or any Borrowing Base Property, a General Partner's Certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such Lender and the nature of such claimed Event of Default, Unmatured Event of Default, event or condition, and what action Borrower has taken, is taking and proposes to take with respect thereto.

               (i) Litigation, Arbitration or Government Investigation. Promptly upon Borrower obtaining knowledge of (1) the institution of, or threat of, any material action, suit, proceeding, governmental investigation or arbitration against or affecting, Borrower, the REIT, or any Borrowing Base Property, as the case may be, or any of their Property not previously disclosed in writing to Agent pursuant to this Section 6.1(i), including any eminent domain or other condemnation proceedings affecting any Borrowing Base Property, or (2) any material development in any action, suit, proceeding, governmental investigation or arbitration already disclosed, which, had or may have a Material Adverse Effect on Borrower, the REIT, or any Borrowing Base Property, a notice thereof to Agent and such other information as may be reasonably available to Borrower to enable Agent, Lenders and their counsel to evaluate such matters.

               (j) ERISA Termination Event. As soon as possible, and in any event within 30 days after Borrower or the REIT, or any ERISA
          Affiliate of either of them knows or has reason to know that a Termination Event has occurred, a written statement of an authorized financial officer of the General Partner of the Borrower describing such Termination Event and the action, if any, which Borrower, the REIT, or any ERISA Affiliate of either of them, has taken, is taking or proposes to take, with respect thereto, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto.

               (k) Prohibited ERISA Transaction. As soon as possible, and in any event within 30 days, after Borrower, the REIT, or any ERISA Affiliate of either of them, knows or has reason to know that a prohibited transaction (defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code) has occurred, a statement of the chief executive officer or chief financial officer of the Borrower describing such transaction.

               (l) Benefit Plan Annual Report. Within ten days after the filing thereof with the DOL, the IRS or the PGBC, copies of each annual report, including Schedule B thereto, filed with respect to any Benefit Plan of Borrower, the REIT, or any ERISA Affiliate of either of them.

               (m) Benefit Plan Funding Waiver Request. Within 30 days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan of Borrower, the REIT or any ERISA Affiliate of either of them and all communications received by Borrower, the REIT, or any ERISA Affiliate of either of them, with respect to such request.

               (n) Establishment of Benefit Plan and Increase in Contributions to the Benefit Plan. Not fewer than ten days prior to the effective date thereof, a notice to Agent of the establishment of a Benefit Plan by Borrower, the REIT, or any ERISA Affiliate of either of them. Within 30 days after the first to occur of (1) an amendment of any existing Benefit Plan of Borrower, the REIT, or any ERISA Affiliate of either of them, which will result in an increase in the benefits under such Benefit Plan; (2) a notification of any such increase; (3) the establishment of any new Benefit Plan by Borrower, the REIT, or any ERISA Affiliate of either of them; or (4) the commencement of contributions to any Benefit Plan to which Borrower, the REIT, or any ERISA Affiliate of either of them was not previously contributing; a copy of said amendment, notification or Benefit Plan.

               (o) Special Reporting With Respect to ESOPs. As soon as possible, and in any event within 30 days, after Borrower, the REIT, or either ERISA Affiliate of any of them, knows or has reason to know of a termination or partial termination of any employee stock ownership plan, or of any transaction or circumstance which would cause an employee stock ownership plan to cease to be a tax-qualified employee stock ownership plan within the meaning of Section 4975(e)(7) of the Internal Revenue Code.

               (p) Qualification of ERISA Plan. Promptly upon, and in any event within 30 days after, receipt by Borrower, the REIT, or any ERISA Affiliate of either of them, of an unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 402(a) of the Internal Revenue Code, a copy of said determination letter, if such disqualification would have a Material Adverse Effect on Borrower or the REIT.

               (q) Multiemployer Plan Withdrawal  Liability.  Promptly upon, and in any event within 30 days after receipt by Borrower, the REIT, or any ERISA Affiliate of either of them, of a notice from a Multiemployer Plan regarding the imposition of withdrawal liability, a copy of said notice.

               (r) Failure to Make Section 412 Payment. Promptly upon, and in any event within 30 days after, Borrower, the REIT, or any ERISA Affiliate of either of them, fails to make a required installment under subsection (m) of Section 412 of the Internal Revenue Code or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment, a notification of such failure, if such failure could result in either the imposition of a Lien under Section 412 of the Internal Revenue Code or otherwise have, or could reasonably by anticipated to have, a Material Adverse Effect on Borrower or the REIT.

               (s) Failure of the REIT to Qualify as Real Estate Investment Trust. Promptly after Borrower first has actual knowledge of (1) the REIT failing to qualify as a real estate investment trust, as defined in Section 856 of the Internal Revenue Code (or any successor provision thereof); (2) any act by the REIT causing its election to be taxed as a real estate investment trust to be terminated; (3) any act causing the REIT to be subject to the taxes imposed by Section 857(b)(6) of the Internal Revenue Code (or any successor provision thereto); or (4) the REIT failing to be entitled to a dividends paid deduction which meets the requirements of Section 857 of the Internal Revenue Code; a notice of any such occurrence or circumstance.

               (t) Revocation of the REIT Status. At least 30 days prior to the taking of any act by the REIT to revoke its election to be taxed as a real estate investment trust, a notice of such intended action.

               (u) Other Information. Such other information, reports, contracts, schedules, lists, documents, agreements and instruments in the possession of the Borrower with respect to (1) the Collateral; or
          (2) Borrower's or the REIT's business, condition (financial or otherwise), operations, performance, properties or prospects, as Agent may, from time to time, reasonably request, including, without limitation, any annual information with respect to cash flow projections, budgets, operating statements (current year and immediately preceding year), rent rolls, lease expiration reports, note payable summaries, bullet note summaries, equity funding requirements, contingent liability summaries, line of credit summaries, line of credit collateral summaries, wrap note or note receivable summaries, schedules of outstanding letters of credit, summaries of cash and Cash Equivalents, projections of management and leasing fees, and overhead budgets. Upon the occurrence and during the continuance of an Unmatured Event of Default or Event of Default, if Borrower fails to provide Agent with any such other information reasonably requested from Borrower within the time periods provided for herein, or if no time periods are provided for, within five Business Days after Agent requests such information, and provided that Agent gives Borrower reasonable prior notice and an opportunity to participate, Borrower hereby authorizes Agent to communicate with the Accountants and authorizes the Accountants to disclose to Agent any and all financial statements and other information of any kind, including copies of any management letter or the substance of any oral information, that the Accountants may have with respect to the Collateral or Borrower's, the REIT's, Paragon GP Holdings', Paragon LP Holdings', or the Management Company's condition (financial or otherwise), operations, properties, performance and prospects. Concurrently therewith, Agent will notify Borrower of any such communication. At Agent's request, Borrower shall deliver a letter addressed to the Accountants instructing them to disclose such information in compliance with this Section 6.1(u).

               (v) Press Releases; SEC Filings and Financial Statements. The REIT and Borrower shall deliver to Agent, all reports and notices, proxy statements, registration statements and prospectuses within ten days after such materials are filed with the Commission. All materials sent or made available generally by the REIT to the holders of its publicly-held Securities, the Borrower to the holders of its Units, or to a trustee under any indenture or filed with the Commission, including all periodic reports required to be filed with the Commission, shall be delivered to Agent within 10 days of when they become available.

               (w) Management Reports. Upon request of Agent, copies of any management reports prepared by the Accountants.

               (x) Development Property Status Reports. With respect to each Borrowing Base Development Property, Borrower shall deliver to Agent a Development Property Status Report, as soon as practicable, and in any event within 15 days after the end of each calendar month. Each Development Property Status Report shall include an updated Project Budget, AIA Form No. , set forth the status of construction of the Improvements, current information about occupancy and leasing activities, and disclose any material deviations from the Development Plans, the Construction Schedule, the terms of the Construction Contracts, and the Project Budget.

               (y) Conversion Date Certificates. With respect to each Borrowing Base Development Property, Borrower shall deliver to Agent a Conversion Date Certificate when the Property has achieved 90% average occupancy and 90% of appraised stabilized gross revenue (on an annualized basis) for each of three consecutive months.

          Section 6.2 Environmental Notices. Borrower shall notify Agent, in writing, as soon as practicable, and in any event within ten days after Borrower learns of any: (a) with respect to any Borrowing Base Property, (1) written notice or claim to the effect that Borrower is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant into the environment; (2) written notice that Borrower is subject to investigation by any Governmental Authority evaluating whether any Remedial Action is needed to respond to the Release or threatened Release of any Contaminant into the environment; (3) written notice that such Borrowing Base Property is subject to an Environmental Lien; or (4) written notice of violation to Borrower or awareness of a condition which might reasonably result in a notice of violation of any Environmental Laws by Borrower, which would have a Material Adverse Effect on Borrower or the REIT; and


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



               (b) (1) commencement or written threat of any judicial or administrative proceeding alleging a violation of any Environmental Laws which will be subject to disclosure in the REIT's Form 10Q or Form 10K; (2) written notice from a Governmental Authority of any changes to any existing Environmental Laws that will have a Material Adverse Effect on the operations of Borrower; or (3) any proposed action by Borrower that, to the best of Borrower's knowledge, could subject Borrower to environmental, health or safety Liabilities and Costs that could have a Material Adverse Effect on Borrower or the REIT.


                                    ARTICLE 7
                              AFFIRMATIVE COVENANTS

          On and after the date hereof, until payment in full of all of the Obligations, the expiration of the Commitments and termination of this
          Agreement:

          Section 7.1 Borrower's Affirmative Covenants. Borrower covenants and agrees that:

               (a) Existence. Borrower shall at all times maintain its existence as a limited partnership.

               (b) Qualification Name. Borrower shall qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified except for those jurisdictions where failure to so qualify will not have a Material Adverse Effect on Borrower. Except as set forth on Schedule 7.1(b), Borrower will transact business solely in its own name or the name of its Subsidiaries.

               (c) Compliance with Laws, Etc. Borrower shall (1) comply with all Requirements of Law, and all restrictive covenants in its Contractual Obligations affecting its Properties, performance, prospects, obligations, assets or operations, and (2) obtain, as needed, all Permits necessary for its operations and maintain such in good standing, except in each of the foregoing cases where the failure to do will not have a Material Adverse Effect on Borrower.

               (d) Payment of Taxes and Claims. Borrower shall pay (1) all taxes, assessments and other governmental charges imposed upon it or on any of its Properties or assets or in respect of any of its business, income or Property before any penalty or interest accrues thereon, the failure to make payment of which will have a Material Adverse Effect on Borrower, and (2) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums, material in the aggregate to Borrower, as the case may be, which have become due and payable and which by law have or may become a Lien other than a judgment Lien upon any of Borrower's Properties, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments, and governmental charges referred to in clause 1 above or claims referred to in clause 2 above need to be paid if same are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, and if adequate reserves shall have been set aside therefor in accordance with GAAP. Borrower also shall pay promptly all taxes, assessments and other governmental charges for which the Lenders are or become liable, including, without limitation, documentary and intangibles taxes levied by any Governmental Authority in connection with the Loans, and shall provide Agent with a receipt of payment from the appropriate Governmental Authority prior to the date on which such tax, assessment or charge will become past due.

               (e) Inspection of Property; Books and Records; Discussion. Borrower shall permit any authorized representative(s) designated by Agent upon reasonable notice to Borrower (1) to visit and inspect any of its Properties (provided that Borrower shall not reimburse Agent for expenses incurred in connection with inspecting Properties that are not, or proposed as Borrowing Base Properties), and (2) with respect to Borrowing Base Properties, to inspect financial and accounting records and leases, and to make copies and take extracts therefrom, all at such times during normal business hours and as often as Agent may reasonably request. In connection therewith, Borrower shall pay all expenses of the types described in Section 12.1. Borrower will keep proper books of record and account in which entries in conformity with GAAP, as modified and as otherwise required by this Agreement and applicable Requirements of Law, shall be made of all dealings and transactions in relation to its businesses and activities and as otherwise required under Section 6.1.

               (f) Maintenance of Licenses, Permits, Etc. Borrower shall (1) maintain in full force and effect all licenses, permits, governmental approvals, franchises, patents, trademarks, trade names, copyrights, authorizations or other rights necessary for the operation of its business, except where the failure to maintain any of the foregoing would not have a Material Adverse Effect on Borrower, and (2) shall notify Agent in writing, promptly after learning thereof, of the suspension, cancellation, revocation or discontinuance of and of any pending or threatened action or proceedings seeking to suspend, cancel, revoke or discontinue any material licenses, permit, patent, trademark, trade name, copyright, governmental approval, franchise authorization or right.

               (g) Conduct of Business. Except for Permitted Investments and Investments in cash and Cash Equivalents, Borrower shall engage only in the business of developing, owning, operating and managing apartment, retail and commercial properties, asset management and any business activities incidental thereto.

               (h) Use of Proceeds. Borrower shall use the proceeds of the Loans only for predevelopment costs, development costs, acquisitions, capital expenditures, working capital, equity Investments, repayment of Indebtedness or scheduled amortization payments thereon.

               (i) Project Budget Revisions. Borrower shall obtain the approval of Agent of any increase in any line item in the Project Budget (1) that involves more than the greater of (A) $50,000 or (B) 10% of such line item, or (2) which increase, when added to all increases in line items in the Project Budget shall cause the aggregate increase in the Project Budget to exceed $250,000. Borrower shall not (i) reallocate any part of any interest reserve or operating deficit that is a line item in the Project Budget; or (ii) increase any fees payable to Borrower or an Affiliate of Borrower.

               (j) Borrowing Base Development Properties.

          The construction of the Improvements will be prosecuted by Borrower with diligence and continuity to completion and will be completed by Borrower in a good and workmanlike manner in substantial accordance with the Development Plans and the other provisions of this Agreement, on or before the completion date disclosed in the Construction Schedule (subject to Permitted Delays) and free and clear from all liens, or claims for liens, other than Permitted Liens. No changes of a material nature will be made to the Development Plans by, or be permitted to be made to them by Borrower without the prior written approval therefor of all requisite Governmental Authorities, prior compliance with all requisite Requirements of Law and prior acceptance (if the Agent so elects) by the Agent and in instances where Agent does accept any changes to the Development Plans, such acceptance shall be deemed to be strictly limited to an acknowledgment of Agent's consent to the Improvements being constructed in accordance therewith and shall not, in any way, be deemed to imply any warranty, representation or approval by Agent or the Lenders that such Improvements, if so constructed, will be structurally sound, will comply with all Requirements of Law, will be fit for any particular purpose or will have a market value of any particular magnitude. At all times during construction of the Improvements, Borrower will (1) permit Agent, the Independent Supervising Architect and their representatives, to enter upon the Land and into the Improvements, to inspect the same and all materials to be used in the construction of the Improvements and to examine the Development Plans, (2) comply strictly with any and all Requirements of Law required to be complied with incidental to such construction, (3) deliver to Agent, or its representatives, immediately upon demand, counterparts and/or conditional assignments of any and all Construction Contracts, bills of sale, statements, conveyances, receipted vouchers or agreements of any nature under which Borrower claims title to any materials or supplies used or to be used in the construction of the Improvements,
          (4) either cause each Construction Contract to contain a provision specifically subordinating any lien right against such Borrowing Base Development Property to the liens and security interests created by the Loan Documents or cause the other party thereto to execute any and all instruments, acceptable in form and substance to Agent, to accomplish the same, (5) if requested by Agent, furnish to Agent, immediately after the pouring of each concrete slab, street and curbstone within the Land, the completion of each foundation of a structure forming part of the Improvements and the completion of the Improvements, a survey certified to by a licensed engineer acceptable to Agent showing all of same and that the location thereof is entirely within the property lines of the Land and does not encroach upon, breach or violate any building line, easement or similar restriction,
          (6) obtain and  maintain,  in full force and  effect,  an owner's  and contractor's liability insurance policy or policies (including worker's compensation insurance) and a hazard insurance policy or policies in builder's all risk form with loss payable endorsements acceptable to Agent insuring the Improvements and all materials and supplies purchased with advances hereunder against all risks and losses, all such insurance policies to be issued by companies, in amounts and on terms approved by Agent, (7) if Agent shall request, furnish Agent with a current list of material original contractors, subcontractors, materialmen, vendors, artisans and laborers performing work on the Improvements and (8) upon demand of Agent or the Independent Supervising Architect, correct any structural defect in the Improvements or any material departure from the Development Plans not accepted by Agent, it being understood and agreed that the advance of any loan proceeds shall not constitute a waiver of Agent's right to require compliance with this Section 7.1(j) with respect to any such defects or departures.

         Section 7.2       With respect to the REIT.


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



                    (a) Corporate Existence. The REIT shall at all times maintain its corporate existence.

                    (b) Qualification, Name. The REIT shall qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified except for those jurisdictions where failure to so qualify will not have a Material Adverse Effect on the REIT. The REIT will transact business solely in its own name.

                    (c) Securities Law Compliance.  The REIT shall comply in all material respects with all rules and regulations of the Commission and file all reports required by the Commission relating to the REIT's publicly-held Securities.

                    (d) Continued Status as a REIT; Prohibited Transactions. The
               REIT shall (1) make an election on its 1994 tax return to be taxed as, and shall thereafter, continue to be, a real estate investment trust as defined in Section 856 of the Internal Revenue Code (or any successor provision thereof), (2) not revoke its election to be a real estate investment trust, (3) not engage in any "prohibited transactions" as defined in Section 856(b)(6)(iii) of the Internal Revenue Code (or any successor provision thereto), and (4) continue to be entitled to a dividend paid deduction meeting the requirements of Section 857 of the Internal Revenue Code.

                    (e) NYSE Listed Company.  The common stock of the REIT shall at all times be listed for trading and be traded on the New York Stock Exchange, the American Stock Exchange, or NASDAQ.

                    (f) Compliance with Laws, Etc. The REIT shall (1) comply with all Requirements of Law, and all restrictive covenants affecting the REIT and (2) obtain, as needed, all Permits necessary for its operations and maintain such in good standing, except in each of the foregoing cases where the failure to do so will not have a Material Adverse Effect on the REIT.

                    (g) Payment of Taxes and Claims.  The REIT shall pay (1) all taxes, assessments and other governmental charges imposed upon it or on any of its assets or in respect of any of its businesses or, income before any penalty or interest accrues thereon, the failure to make payment of which will have a Material Adverse Effect on the REIT, and (2) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums, material in the aggregate to the REIT, as the case may be, which have become due and payable and which by law have or may become a Lien, other than a judgment Lien, upon any of the REIT's assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments, and governmental charges referred to in clause 1 above or claims referred to in clause 2 above need be paid if same are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if adequate reserves shall have been set aside therefor in accordance with GAAP.

                    (h) Conduct of Business.  The REIT's sole  business  purpose shall be to own 100% of each of Paragon GP Holdings and Paragon LP Holdings. The REIT shall use all net proceeds it receives from the sale of its Securities solely to purchase Securities of Paragon GP

          Holdings and Paragon LP Holdings and shall consummate such purchases within five Business Days of the date on which it receives such net proceeds.

                    (i) Subordination. The REIT subordinates all present and future Indebtedness owing by Borrower to the REIT (other than the reimbursement and indemnification obligations owing by Borrower to the REIT identified on Schedule 7.2(i)) to the Obligations at any time owing by Borrower to the Agent and the Lenders under the Loan Documents. The REIT agrees to make no claim for such Indebtedness until all Obligations of Borrower have been fully discharged. The REIT further agrees not to assign all or any part of such Indebtedness unless Agent is given prior written notice and such assignment is expressly made subject to the terms of this Section 7.2(i). If Agent so requests, (i) all instruments evidencing such Indebtedness shall be duly endorsed and delivered to Agent, (ii) all security for such Indebtedness shall be duly assigned and delivered to Agent, (iii) such Indebtedness shall be enforced, collected and held by the REIT as trustee for Agent and the Lenders and shall be paid over to Agent on account of the
               Obligations, and (iv) the REIT shall execute, file and record such documents and instruments and take such other action as Agent deems necessary or appropriate to perfect, preserve and enforce the Agent's and Lenders' rights in and to such Indebtedness and any security therefor. If the REIT fails to take any such action, within ten days after written notice from Agent, then Agent, as attorney-in-fact for the REIT, is hereby authorized to do so in the name of the REIT. The foregoing power of attorney is coupled with an interest and cannot be revoked.

                    (j) Bankruptcy of Borrower. In any bankruptcy or other proceeding in which the filing of claims is required by law, the REIT shall file all claims which the REIT may have against Borrower relating to any Indebtedness of Borrower to the REIT and shall assign to Agent all rights of the REIT thereunder. If the REIT does not file any such claim, within ten days after written notice from Agent, then Agent, as attorney-in-fact for the REIT, is hereby authorized to do so in the name of the REIT or, in Agent's discretion, to assign the claim to a nominee and to cause a proof of claim to be filed in the name of Agent's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Agent or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the Person or Persons authorized to pay such claim shall pay to Agent the amount payable on such claim and, to the full extent necessary for that purpose, the REIT hereby assigns to Agent all of the REIT's rights to any such payments or distributions; provided, however, the REIT's obligations hereunder shall not be satisfied except to the extent that Agent receives cash by reason of any such payment or distribution. The rights of Agent shall continue, with respect to any amount at any time paid by Borrower on account of any of the Obligations which Agent or any of the Lenders shall be required to restore or return upon the bankruptcy, insolvency or reorganization of Borrower or for any other reasons, all as though such amount had not been paid. Section 7.3 With respect to Paragon GP Holdings.

                    (a) Corporate  Existence.  Paragon GP Holdings  shall at all times maintain its corporate existence.

               (b) Qualification, Name. Paragon GP Holdings shall qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified except for those jurisdictions where failure to so qualify will not have a Material Adverse Effect on the Borrower or the REIT. Paragon GP Holdings will transact business solely in its own name.

               (c) Compliance with Laws, Etc. Paragon GP Holdings shall (1) comply with all Requirements of Law, and all restrictive covenants affecting Paragon GP Holdings, and (2) obtain, as needed, all Permits necessary for its operations and maintain such in good standing, except in each of the foregoing cases where the failure to do so will not have a Material Adverse Effect on the Borrower or the REIT.

               (d)  Payment of Taxes and Claims.  Paragon GP Holdings  shall pay
          (1) all taxes, assessments and other governmental charges imposed upon it or on any of its assets or in respect of any of its businesses or, income before any penalty or interest accrues thereon, the failure to make payment of which will have a Material Adverse Effect on the Borrower or the REIT, and (2) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums, material in the aggregate to Paragon GP Holdings, as the case may be, which have become due and payable and which by law have or may become a Lien, other than a judgment Lien, upon any of Paragon GP Holdings' assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments, and governmental charges referred to in clause 1 above or claims referred to in clause 2 above need be paid if same are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if adequate reserves shall have been set aside therefor in accordance with GAAP.

               (e) Material Contracts. Paragon GP Holdings shall perform all of its obligations under any leases or agreements, except where the failure to perform such obligations will not have a Material Adverse Effect on the Borrower or the REIT.

               (f) Conduct of Business. Paragon GP Holdings' sole business purposes shall be to own Units of the Borrower, to function as the General Partner of Borrower, and to own a one percent partnership interest in certain Subsidiaries of the Borrower. Paragon GP Holdings shall use all net proceeds it receives from the sale of its Securities solely to purchase either Units of the Borrower or one percent partnership interests in certain partnerships that will become Subsidiaries of Borrower and shall consummate such purchases within five Business Days of the date it receives such net proceeds.

               (g) Subordination. Paragon GP Holdings subordinates all present and future Indebtedness owing by Borrower to Paragon GP Holdings (other than reimbursement and indemnification obligations owing by Borrower to Paragon GP Holdings) to the Obligations at any time owing by Borrower to the Agent and the Lenders under the Loan Documents. Paragon GP Holdings agrees to make no claim for such Indebtedness until all Obligations of Borrower have been fully discharged. Paragon GP Holdings further agrees not to assign all or any part of such Indebtedness unless Agent is given prior written notice and such assignment is expressly made subject to the terms of this Section 7.3(g). If Agent so requests, (i) all instruments evidencing such

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          Indebtedness  shall be duly endorsed and delivered to Agent,  (ii) all security for such Indebtedness shall be duly assigned and delivered to Agent, (iii) such Indebtedness shall be enforced, collected and held by Paragon GP Holdings as trustee for Agent and the Lenders and shall be paid over to Agent on account of the Obligations, and (iv) Paragon GP Holdings shall execute, file and record such documents and instruments and take such other action as Agent deems necessary or appropriate to perfect, preserve and enforce the Agent's and Lenders' rights in and to such Indebtedness and any security therefor. If Paragon GP Holdings fails to take any such action within ten days after written notice from Agent, then Agent, as attorney-in-fact for Paragon GP Holdings, is hereby authorized to do so in the name of Paragon GP Holdings. The foregoing power of attorney is coupled with an interest and cannot be revoked.

               (h) Bankruptcy of Borrower. In any bankruptcy or other proceeding in which the filing of claims is required by law, Paragon GP Holdings shall file all claims which Paragon GP Holdings may have against Borrower relating to any Indebtedness of Borrower to Paragon GP Holdings and shall assign to Agent all rights of Paragon GP Holdings thereunder. If Paragon GP Holdings does not file any such claim within ten days after written notice from Agent, then Agent, as attorney-in-fact for Paragon GP Holdings, is hereby authorized to do so in the name of Paragon GP Holdings or, in Agent's discretion, to assign the claim to a nominee and to cause a proof of claim to be filed in the name of Agent's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Agent or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the Person or Persons authorized to pay such claim shall pay to Agent the amount payable on such claim and, to the full extent necessary for that purpose, Paragon GP Holdings hereby assigns to Agent all of Paragon GP Holdings' rights to any such payments or distributions; provided, however, Paragon GP Holdings' obligations hereunder shall not be satisfied except to the extent that Agent receives cash by reason of any such payment or distribution. The rights of Agent shall continue, with respect to any amount at any time paid by Borrower on account of any of the Obligations which Agent or any of the Lenders shall be required to restore or return upon the bankruptcy, insolvency or reorganization of Borrower or for any other reasons, all as though such amount had not been paid.

         Section 7.4 With respect to Paragon LP Holdings.

               (a) Corporate Existence. Paragon LP Holdings shall at all times maintain its corporate existence.

               (b) Qualification, Name. Paragon LP Holdings shall qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified except for those jurisdictions where failure to so qualify will not have a Material Adverse Effect on the Borrower or the REIT. Paragon LP Holdings will transact business solely in its own name.

               (c) Compliance with Laws, Etc. Paragon LP Holdings shall (1) comply with all Requirements of Law, and all restrictive covenants affecting Paragon LP Holdings, and


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          (2) obtain,  as needed,  all Permits  necessary for its operations and maintain such in good standing, except in each of the foregoing cases where the failure to do so will not have a Material Adverse Effect on the Borrower or the REIT.

               (d)  Payment of Taxes and Claims.  Paragon LP Holdings  shall pay
          (1) all taxes, assessments and other governmental charges imposed upon it or on any of its assets or in respect of any of its businesses or, income before any penalty or interest accrues thereon, the failure to make payment of which will have a Material Adverse Effect on the Borrower or the REIT; and (2) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums, material in the aggregate to Paragon LP Holdings, as the case may be, which have become due and payable and which by law have or may become a Lien, other than a judgment Lien, upon any of Paragon LP Holdings' assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments, and governmental charges referred to in clause 1 above or claims referred to in clause 2 above need be paid if same are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if adequate reserves shall have been set aside therefor in accordance with GAAP.

               (e) Material Contracts. Paragon LP Holdings shall perform all of its obligations under any leases or agreements, except where the failure to perform such obligations will not have a Material Adverse Effect on the Borrower or the REIT.

               (f) Conduct of Business. Paragon LP Holdings' sole business purpose shall be to own Units of the Borrower and to function as a limited partner of the Borrower. Paragon LP Holdings shall use all net proceeds it receives from the sale of its Securities solely to purchase Units of the Borrower and shall consummate such purchases within five Business Days of the date it receives such net proceeds.

               (g) Subordination. Paragon LP Holdings subordinates all present and future Indebtedness owing by Borrower to Paragon LP Holdings (other than reimbursement and indemnification obligations owing by Borrower to Paragon LP Holdings) to the Obligations at any time owing by Borrower to the Agent and the Lenders under the Loan Documents. Paragon LP Holdings agrees to make no claim for such Indebtedness until all Obligations of Borrower have been fully discharged. Paragon LP Holdings further agrees not to assign all or any part of such Indebtedness unless Agent is given prior written notice and such assignment is expressly made subject to the terms of this Section 7.4(g). If Agent so requests, (i) all instruments evidencing such Indebtedness shall be duly endorsed and delivered to Agent, (ii) all security for such Indebtedness shall be duly assigned and delivered to Agent, (iii) such Indebtedness shall be enforced, collected and held by Paragon LP Holdings as trustee for Agent and the Lenders and shall be paid over to Agent on account of the Obligations, and (iv) Paragon LP Holdings shall execute, file and record such documents and instruments and take such other action as Agent deems necessary or appropriate to perfect, preserve and enforce the Agent's and Lenders' rights in and to such Indebtedness and any security therefor. If Paragon LP Holdings fails to take any such action, within ten days after written notice from Agent, then Agent, as attorney-in-fact for Paragon LP Holdings, is hereby authorized to do so in the name of Paragon LP Holdings. The foregoing power of attorney is coupled with an interest and cannot be revoked.


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



               (h) Bankruptcy of Borrower. In any bankruptcy or other proceeding in which the filing of claims is required by law, Paragon LP Holdings shall file all claims which Paragon LP Holdings may have against Borrower relating to any indebtedness of Borrower to Paragon LP Holdings and shall assign to Agent all rights of Paragon LP Holdings thereunder. If Paragon LP Holdings does not file any such claim within ten days after written notice from Agent, then Agent, as attorney-in-fact for Paragon LP Holdings, is hereby authorized to do so in the name of Paragon LP Holdings or, in Agent's discretion, to assign the claim to a nominee and to cause a proof of claim to be filed in the name of Agent's nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Agent or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the Person or Persons authorized to pay such claim shall pay to Agent the amount payable on such claim and, to the full extent necessary for that purpose, Paragon LP Holdings hereby assigns to Agent all of Paragon LP Holdings' rights to any such payments or distributions; provided, however, Paragon LP Holdings' obligations hereunder shall not be satisfied except to the extent that Agent receives cash by reason of any such payment or distribution. The rights of Agent shall continue, with respect to any amount at any time paid by Borrower on account of any of the Obligations which Agent or any of the Lenders shall be required to restore or return upon the bankruptcy, insolvency or reorganization of Borrower or for any other reasons, all as though such amount had not been paid.


                                    ARTICLE 8
                               NEGATIVE COVENANTS

          Borrower covenants and agrees that, on and after the date hereof, until payment in full of all of the Obligations, the expiration of the Commitments and termination of this Agreement:

         Section 8.1       With respect to Borrower:

                    (a) Indebtedness.  Borrower shall not directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, if, after giving effect thereto, there would be a breach of any of the financial covenants contained in Article 9.

                    (b) Liens. Borrower shall not directly or indirectly create, incur, assume or permit to exist any Lien on, or with respect to, any Property subject to Agent's Liens, except:

                           (1)      Permitted Liens; and

                           (2) Liens arising  under  Section  302(f) of ERISA or
         Section 412(n) of the Internal Revenue Code where the delinquent contribution which gave rise to the Lien is paid within 30 days of its original due date.



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          Additionally,  Borrower  shall not encumber real Property owned solely by Borrower with Liens that will secure more than one non-prepayable Indebtedness if, after giving effect to such Liens, the aggregate number of real Properties so encumbered exceeds 75% of the aggregate number of all real Properties owned solely by Borrower.

               (c) Investments. Borrower shall not directly or indirectly make or own any Investment except:

               (1) Investments in cash and Cash Equivalents; and

               (2) Permitted Investments described in paragraph 7 of Addendum- I to this Agreement.

               (d) Restrictions on Fundamental Changes.

               (1) Borrower shall not enter into any merger or consolidation in which Borrower is not the surviving entity or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution).

               (2) Borrower shall remain a limited partnership with Paragon GP Holdings as its sole general partner.

               (3) Borrower shall not change its Fiscal Year.

               (4) Except for Permitted Investments, Borrower shall not engage in any line of business other than development, ownership, operation and management of apartment, retail and commercial properties, asset management and business activities incidental thereto.

               (e) ERISA. Borrower shall not, and shall not permit any ERISA Affiliates to, do any of the following to the extent that such act or failure to act would result in the aggregate, after taking into account any other such acts or failure to act, in a Material Adverse Effect on Borrower or the REIT:

                           (1) Engage, or knowingly permit an ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Internal Revenue Code which is not exempt under Section 407 or 408 of ERISA or Section 4975(d) of the Internal Revenue Code for which a class exemption is not available or a private exemption has not been previously obtained from the DOL;

          (2) Permit to exist any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code), whether or not waived;


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



               (3) Fail, or permit an ERISA Affiliate to fail to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Plan if such failure could result in the imposition of a Lien or otherwise have a Material Adverse Effect on Borrower or the REIT;

               (4) Terminate, or permit an ERISA Affiliate to terminate, any Benefit Plan which would result in any liability of Borrower, the REIT, or an ERISA Affiliate under Title IV of ERISA; or

               (5) Fail, or permit any ERISA Affiliate to fail, to pay any required installment under Section (m) of Section 412 of the Internal Revenue Code or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment, if such failure could result in the imposition of a Lien or otherwise have a Material Adverse Effect on Borrower or the REIT.

               (f) Environmental Liabilities. Borrower shall not become subject to any Liabilities and Costs which Agent reasonably deems to have a Material Adverse Effect on any Borrowing Base Property arising out of or related to (1) the Release or threatened Release of any Contaminant into the environment, or any Remedial Action in response thereto; or
          (2) any violation of any Environmental Laws; provided, however, that this covenant shall not be violated so long as (A) Borrower shall have notified Agent of the assertion of such liability or required expenditures within ten days after receiving written notice of such assertion; (B) Borrower shall have continued to furnish Agent with such information concerning such asserted liability or required expenditure as Agent shall have reasonably requested, or is otherwise provided herein; and (C) Borrower shall be diligently pursuing indemnification, contribution or other reimbursement for such liability or required expenditures from any Person which has an obligation to provide indemnification or may otherwise be obligated to reimburse Borrower for such liability or required expenditures.

               (g) Amendment of Constituent Documents.  Borrower shall not amend its limited partnership agreement, or certificate of limited partnership, if such amendment will have a Material Adverse Effect upon Borrower, or upon Borrower's ability to perform its Obligations under the Loan Documents.

               (h) Margin Regulations. No portion of the proceeds of any Borrowings shall be used in any manner which might cause the extension of credit or the application of such proceeds to violate Regulation G, Regulation U or Regulation X or any other regulation of the Federal Reserve Board or to violate the Securities Exchange Act or the Securities Act, in each case as in effect on the date or dates of Borrowings and such use of proceeds.

               (i) Management of Borrower. During the original term of this Agreement, as well as the extension period provided for in Section 2.1(d) of this Agreement, William R. Cooper shall remain active in the executive and operational management of Borrower and the REIT. If, however, William Cooper is not so active in the management of the Borrower or the REIT during the initial term of this Agreement, or if exercised, during the extension period provided for in Section



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



          2.1(d),  then, either (1) no fewer than any two of Brian Lavin,  James
          T. Cobb, Lewis A. Levey, and Robert H. Gidel must be active in the management of Borrower and the REIT or serve on the board of directors of the REIT, or (2) within 180 days thereof, the Borrower and the REIT shall propose and appoint a management replacement for Mr. Cooper who is acceptable to Agent and Requisite Lenders.

         Section 8.2       With respect to the REIT:

                  (a)      Restriction on Fundamental Changes.

          (1) The REIT shall not enter into any merger or consolidation in which the REIT is not the surviving entity or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution).

          (2) The REIT shall not change its legal structure or Fiscal Year.

          (3) The REIT shall not engage in any line of business other than owning 100% of each of Paragon GP Holdings and Paragon LP Holdings.

          (4) The REIT shall not have an Investment in any Person other than Paragon GP Holdings and Paragon LP Holdings and its Investment in each of Paragon GP Holdings and Paragon LP Holdings shall be limited solely to the Securities of each of Paragon GP Holdings and Paragon LP Holdings.

                  (b) ERISA. The REIT shall not, and shall not permit any ERISA Affiliates to, do any of the following to the extent that such act or failure to act would result in the aggregate, after taking into account any other such acts or failure to act, in a Material Adverse Effect on the Borrower or the REIT;

                    (1) engage, or knowingly permit an ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code which is not exempt under Section 407 or 408 of ERISA or Section 4975(d) of the Internal Revenue Code for which a class exemption is not available or a private exemption has not been previously obtained from the DOL;

                    (2) Permit to exist any accumulated  funding  deficiency (as defined in Section 302 of ERISA and Section 412 of the internal Revenue Code), whether or not waived;

                    (3) Fail, or permit an ERISA Affiliate to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Plan if such failure could result in the imposition of a Lien or otherwise have a Material Adverse Effect on the Borrower or the REIT;



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



                           (4) Terminate, or permit an ERISA Affiliate to terminate, any Benefit Plan which would result in any liability of the REIT or an ERISA Affiliate under Title IV of ERISA; or

                           (5) Fail, or permit any ERISA Affiliate to fail, to pay any required installment under section (m) of Section 412 of the Internal Revenue Code or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment, if such failure could result in the imposition of a Lien or otherwise have a Material Adverse Effect on the Borrower or the REIT.

               (c) Amendment of Charter or By-Laws. The REIT shall not amend its charter documents or by-laws, if such amendment will have a Material Adverse Effect upon the Borrower or the REIT or the REIT's ability to perform its obligations under the Loan Documents.

               (d) Disposal of Ownership Interests. The REIT will not directly or indirectly convey, sell, transfer, assign, pledge or otherwise encumber or dispose of any of its 100% ownership interest in each of Paragon GP Holdings and Paragon LP Holdings.

         Section 8.3 With respect to Paragon GP Holdings:

          (a) Restriction on Fundamental Changes.

          (1) Paragon GP Holdings shall not enter into any merger or consolidation in which the REIT or the Borrower is not the surviving entity or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution).

          (2) Paragon GP Holdings shall not change its legal structure or Fiscal Year.

          (3) Paragon GP Holdings shall not engage in any line of business inconsistent with Section 7.3(f).

          (4) Paragon GP Holdings shall not have an Investment in any Person other than the Borrower and Subsidiaries of Borrower and any such Investment shall be limited solely to an equity interest of no more than 1%.

          (b) ERISA. Paragon GP Holdings shall not, and shall not permit any ERISA Affiliates to, do any of the following to the extent that such act or failure to act would result in the aggregate, after taking into account any other such acts or failure to act, in a Material Adverse Effect on the Borrower or the REIT;

                           (1) engage, or knowingly permit an ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code which is not exempt under
         Section 407 or 408 of ERISA


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



         or Section 4975(d) of the Internal Revenue Code for which a class exemption is not available or a private exemption has not been previously obtained from the DOL;

          (2) Permit to exist any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code), whether or not waived;

          (3) Fail, or permit an ERISA Affiliate to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Plan if such failure could result in the imposition of a Lien or otherwise have a Material Adverse Effect on the Borrower or the REIT;

          (4) Terminate, or permit an ERISA Affiliate to terminate, any Benefit Plan which would result in any liability of the REIT or an ERISA Affiliate under Title IV of ERISA; or

          (5) Fail, or permit any ERISA Affiliate to fail, to pay any required installment under section (m) of Section 412 of the Internal Revenue Code or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment, if such failure could result in the imposition of a Lien or otherwise have a Material Adverse Effect on the Borrower or the REIT.

          (c) Amendment of Charter or By-Laws. Paragon GP Holdings shall not amend its charter documents or by-laws, if such amendment will have a Material Adverse Effect upon the Borrower or the REIT or Paragon GP Holdings' ability to perform its obligations under the Loan Documents.

          (d) Disposal of Units. Paragon GP Holdings shall not directly or indirectly convey, sell, transfer, assign, pledge or otherwise encumber or dispose of any Units of the Borrower, except that Paragon GP Holdings may sell, transfer or dispose of Units in connection with any cancellation or repurchase of REIT Securities by the REIT.

         Section 8.4 With respect to Paragon LP Holdings:

                  (a)      Restriction on Fundamental Changes.

          (1) Paragon LP Holdings shall not enter into any merger or consolidation in which the REIT or the Borrower is not the surviving entity or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution).

          (2) Paragon LP Holdings shall not change its legal structure or Fiscal Year.


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



          (3) Paragon LP Holdings shall not engage in any line of business other than owning Units in the Borrower.

          (4) Paragon LP Holdings shall not have an Investment in any Person other than the Borrower and such Investment shall be limited solely to Units.

          (b) ERISA. Paragon LP Holdings shall not, and shall not permit any ERISA Affiliates to, do any of the following to the extent that such act or failure to act would result in the aggregate, after taking into account any other such acts or failure to act, in a Material Adverse Effect on the Borrower or the REIT;

               (1) engage, or knowingly permit an ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or
          Section  4975 of the  Internal  Revenue Code which is not exempt under
          Section 407 or 408 of ERISA or Section 4975(d) of the Internal Revenue Code for which a class exemption is not available or a private exemption has not been previously obtained from the DOL;

               (2) Permit to exist any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code), whether or not waived;

               (3) Fail, or permit an ERISA Affiliate to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Plan if such failure could result in the imposition of a Lien or otherwise have a Material Adverse Effect on the Borrower or the REIT;

               (4) Terminate, or permit an ERISA Affiliate to terminate, any Benefit Plan which would result in any liability of the REIT or an ERISA Affiliate under Title IV of ERISA; or

               (5) Fail, or permit any ERISA Affiliate to fail, to pay any required installment under section (m) of Section 412 of the Internal Revenue Code or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment, if such failure could result in the imposition of a Lien or otherwise have a Material Adverse Effect on the Borrower or the REIT.

          (c) Amendment of Charter or By-Laws. Paragon LP Holdings shall not amend its charter documents or by-laws, if such amendment will have a Material Adverse Effect upon the Borrower or the REIT or Paragon LP Holdings' ability to perform its obligations under the Loan Documents.

          (d)  Disposal  of Units.  Paragon LP  Holdings  shall not  directly or
          indirectly  convey,  sell,  transfer,   assign,  pledge  or  otherwise
          encumber or dispose of any Units of the Borrower,


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



          except that Paragon LP Holdings may sell, transfer or dispose of Units in connection with any cancellation or repurchase of REIT Securities by the REIT.


                                    ARTICLE 9
                               FINANCIAL COVENANTS

          Borrower covenants and agrees to honor the financial covenants set forth in Addendum I to this Agreement (as amended from time to time with the consent of Borrower and all Lenders) on and after Restatement Date until payment in full of all the Obligations, the expiration of all Commitments and the termination of this Agreement.


                                   ARTICLE 10
                     EVENTS OF DEFAULT; RIGHTS AND REMEDIES

          Section10.1 Events of Default. Each of the following occurrences shall constitute an Event of Default under this Agreement:

                    (a) Failure to Make Payments When Due.  Borrower  shall fail to pay (1) any amount due on the Termination Date under the Loan Documents; (2) any principal when due; (3) any interest on any Loan within 15 days after the same becomes due; or (4) any fee or other amount payable under any Loan Documents within 15 days after written notice from Agent that the same has become due.

                    (b) Breach of Financial  Covenants.  Borrower  shall fail to satisfy any financial covenant set forth in Addendum I to this Agreement and such failure shall continue for 60 days after the earlier of the date of (1) Agent's receipt of notice thereof from Borrower, and (2) notice thereof from Agent to Borrower.

                    (c) Other Defaults. Borrower, the REIT, Paragon GP Holdings,
               or Paragon LP Holdings shall fail duly and punctually to perform or observe any agreement, covenant or obligation binding on Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings under this Agreement or under any of the other Loan Documents (other than as described in Sections 10.1(a), 10.1(b), 10.1(c) or 10.1(e)), and with respect to agreements, covenants or obligations for which no time period for performance is otherwise provided, such failure shall continue for 15 days after Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings, knew of such failure (or such lesser period of time as is mandated by applicable Requirements of Law); provided, however, if such failure is not capable of cure within such 15 day period, then if Borrower promptly undertakes action to cure such failure and thereafter diligently prosecutes such cure to completion within 45 days after Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings knew of such failure, then Borrower shall not be in default hereunder.

                    (d) Breach of Representation or Warranty. Any representation or warranty made or deemed made by Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings to


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          Agent or any Lender herein or in any of the other Loan  Documents,  or in any statement, certificate or financial statements at any time given by Borrower pursuant to any of the Loan Documents, shall be false or misleading in any material respect on the date such representation or warranty was made.

               (e) Default as to Other Indebtedness. Borrower or the REIT shall have (A) defaulted under any Other Indebtedness of such party (other than Nonrecourse Indebtedness) and as a result thereof the holder(s)
          of  such  Other   Indebtedness   shall  have  accelerated  such  Other
          Indebtedness, if the aggregate amount of such accelerated Other Indebtedness (other than Nonrecourse Indebtedness), together with the aggregate amount of any Other Indebtedness (other than Nonrecourse Indebtedness) of such party which has theretofore been accelerated, is $5,000,000 or more; or (B) defaulted under Nonrecourse Indebtedness of such party and as a result thereof the holder or holders of such Nonrecourse Indebtedness shall have accelerated such Nonrecourse Indebtedness, if the aggregate amount of such accelerated Nonrecourse Indebtedness, together with the aggregate amount of any Nonrecourse Indebtedness of such party which has been theretofore accelerated, is $25,000,000.00 or more.

                  (f)      Involuntary Bankruptcy; Appointment of Receiver, etc.

                           (1) An involuntary case shall be commenced against Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings and the petition shall not be dismissed within 60 days after commencement of the case, or a court having jurisdiction shall enter a decree or order for relief in respect of the Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings as the case may be, in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or any other similar relief shall be granted under any applicable federal, state or foreign law, or

                           (2) A decree or order of a court having jurisdiction shall be entered for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings, or over all or a substantial part of the Property of the Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings, or an interim receiver, trustee or other custodian shall be appointed for the Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings, or of all or a substantial part of the Property of the Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings, or a warrant of attachment, execution or similar process against any substantial part of the Property of the Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings, shall be issued and any such event shall not be stayed, vacated, dismissed, bonded or discharged within 60 days of entry, appointment or issuance.

               (g) Voluntary Bankruptcy; Appointment of Receiver, Etc. (1) The Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings, shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking of possession by a receiver, trustee or other custodian for all or a substantial part of its Property; (2) the Borrower, the REIT, Paragon GP



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          Holdings,  or Paragon LP Holdings,  shall make any  assignment for the benefit of creditors or shall be unable or fail, or admit in writing its inability, to pay its debts as such debts become due; or, (3) the General Partner of Borrower, or the board of directors (or any committee thereof) of any of the REIT, Paragon GP Holdings, or Paragon LP Holdings, adopts any resolution or otherwise authorizes any action to approve any of the foregoing.

               (h) Judgments and Attachments. (1) Any money judgment (other than a money judgment covered by insurance, but only if the insurer has admitted liability with respect to such money judgment), writ or warrant of attachment, or similar process involving in any case an amount in excess of $1,000,000.00 shall be entered or filed against the Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings, or their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 30 days; or (2) any judgment or order of any court or administrative agency awarding material damages shall be entered against the Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings, in any action under the Federal securities laws seeking rescission of the purchase or sale of, or for damages arising from the purchase or sale of, any Securities, such judgment or order shall have become final after exhaustion of all available appellate remedies and, in Agent's judgment, the payment of such judgment or order will have a Material Adverse Effect on the Borrower or the REIT, as the case may be.

               (i) Dissolution. Any order, judgment or decree shall be entered against the Borrower, the REIT, Paragon GP Holdings or Paragon LP Holdings, decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of 30 days; or the Borrower, the REIT, Paragon GP Holdings or Paragon LP Holdings shall otherwise dissolve or cease to exist.

               (j) Loan Documents; Failure of Security or Subordination. Except as provided in Section 3.2, if for any reason (1) any material provision of a Loan Document shall cease to be in full force and effect, or any Lien intended to be created by any Loan Document shall cease to be or is not valid or perfected; (2) any Lien in favor of Agent contemplated by this Agreement or any Loan Document shall, at any time, be invalidated or otherwise cease to be in full force and effect; or (3) any such Lien or any Obligation shall be subordinated or shall not have the priority contemplated by this Agreement or the Loan Documents for any reason; and such failure shall continue for more than 15 days after Agent provides written notice thereof to Borrower.

               (k) ERISA Liabilities. Any Termination Event occurs which will or is reasonably likely to subject Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings, or any ERISA Affiliate of any of them, to a liability which Agent reasonably determines will have a Material Adverse Effect on Borrower or the REIT, or any ERISA Affiliate of any of them, the plan administrator of any Benefit Plan applies for approval under Section 412(d) of the Internal Revenue Code for a waiver of the minimum funding standards of Section 412(a) of the Internal Revenue Code and Agent reasonably determines that the business hardship upon which the Section 412(d) waiver was based will or could reasonably be anticipated to subject Borrower, the REIT, or any ERISA Affiliate of any of them, to a liability which Agent determines will have a Material Adverse Effect on Borrower or the REIT.




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               (l) Solvency. Borrower, the REIT, Paragon GP Holdings, or Paragon
          LP Holdings shall cease to be Solvent.

               (m) Management. William R. Cooper shall cease to be active in the executive and operational management of Borrower and the REIT for any reason whatsoever during the initial term of this Agreement, and if exercised, during the extension period provided for in Section 2.1(d), and either (1) Borrower and the REIT fail to propose and appoint a management replacement for Mr. Cooper who is acceptable to Agent and Requisite Lenders within 180 days of his death, incapacity, resignation or termination, or (2) at least two of Brian Lavin, James
          T. Cobb, Lewis A. Levey and Robert H. Gidel, fail to remain active in the management, or serve on the Board of Directors of the REIT.

               (n) Loss of Public Services. The curtailment in availability to any Borrowing Base Property of utilities or other public services necessary for the full occupancy and use of such Borrowing Base Property, or the prohibition, enjoining or interruption of Borrower's right to occupy, use or lease such Borrowing Base Property for a continuous period of more than 30 days.

               (o) Unauthorized Dispositions. The sale, conveyance, transfer, assignment, mortgage, hypothecation, encumbrance (other than Permitted Liens) or pledge, whether voluntary, involuntary or by operation of law (herein collectively called "Disposition"), of (1) any Borrowing Base Property or any interest therein, (2) ownership of the general partnership interest in Borrower, or (3) the ownership of any stock in the general partner of Borrower, as the case may be (unless the corporation is a corporation required to file reports under Sections 13 or 15(d) of the Securities Exchange Act of 1934), without the prior written consent of Agent. It is expressly agreed that in connection with determining whether to grant or withhold such consent, Agent may (but is not obligated to), among other things, (A) consider the creditworthiness of the party to whom such Disposition will be made and its management ability with respect to such Borrowing Base Property, (B) consider whether or not the security for the payment and performance of the Obligations, or Agent's ability to enforce its rights, remedies and recourses with respect to such security, will be impaired in any way by the proposed Disposition, (C) require, as a condition to granting such consent, an increase in the rate of interest payable under the Loan Notes or any other change in the terms and provisions of the Loan Notes, or any of the other Loan Documents,
          (D) require that Agent be reimbursed for all costs and expenses incurred by Agent in investigating the creditworthiness and management ability of the party to whom such Disposition will be made and in determining whether Agent's security will be impaired by the proposed Disposition, (E) require the payment to Agent of a transfer fee to cover the cost of documenting the Disposition in its records, (F) require the payment of its reasonable attorneys' fees in connection with Disposition, (G) require the express assumption of the payment and performance of the Obligations by the party to whom such
          Disposition will be made (with or without release of Borrower from liability for such Obligations), (H) require the execution of assumption agreements, modification agreements, supplemental security documents, financing statements and such other documents or instruments as Agent shall reasonably require, satisfactory in form and substance to Agent, (I) require endorsements (to the extent available under applicable law) to any existing mortgagee title insurance policies insuring Agent's liens and security interests covering such Borrowing Base Property, and (J) require additional security for the payment and performance of the Obligations; or



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               (p) Lien  Priority.  Any Mortgage shall at any time cease to be a valid first lien upon a Borrowing Base Property for any reason.

               (q) Unauthorized Distributions. For any Fiscal Quarter, distributions by Borrower on account of Units exceeds the sum of (1) the product of (A) the aggregate amount of any dividends declared during such Fiscal Quarter and (B) the sum of (i) the number of outstanding shares of common stock of the REIT and (ii) the number of Units owned by Persons other than Paragon GP Holdings and Paragon LP Holdings and (2) the aggregate amount of expenses allocable to and payable by each of Paragon GP Holdings, Paragon LP Holdings and the REIT during such Fiscal Quarter, as substantiated in supporting documentation provided to Agent.

          An Event of Default shall be deemed "continuing" until cured or waived in writing in accordance with Section 12.5.

         Section10.2       Rights and Remedies.

                  (a)      Acceleration and Other Remedies.

                    (1) Upon the occurrence of any Event of Default described in the foregoing Sections 10.1(f) or 10.1(g) with respect to the Borrower, or the REIT, the Commitments shall automatically and immediately terminate and the unpaid principal amount of and any and all accrued interest on the Loans shall automatically become immediately due and payable, together with all additional interest from time to time accrued thereon, and without presentment, demand or protest or other requirements of any kind (including without limitation valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate, or notice of acceleration), all of which are hereby expressly waived by Borrower, and the obligations of Lenders to make any Loans hereunder shall thereupon terminate.

                    (2) Upon the  occurrence  and during the  continuance of any other Event of Default, Agent shall, at the request, or may, with the consent, of Requisite Lenders, by written notice to Borrower,
               (A) declare that the Commitments are terminated, whereupon the Commitments and the obligation of Lenders to make any Loan hereunder shall immediately terminate, and/or (B) declare the unpaid principal amount of and any and all accrued and unpaid interest on the Loans, and all of the other Obligations to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon, and without presentment, demand, or protest or other requirements of any kind (including without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate, or notice of acceleration), all of which are hereby expressly waived by Borrower.

                    (3) After acceleration, upon the request of, or if consented to by, the Requisite Lenders, Agent shall foreclose on the Collateral.




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                    (4)  Notwithstanding  Section  10.2(a)(2)  above, if 90 days after the date of the written notice delivered by Agent to all Lenders of the occurrence of an Event of Default under Section 10.1(a), fewer than the Requisite Lenders have requested, or have been deemed to have consented to, (A) termination of the Commitments, as provided in Section 10.2(a)(2)(A), and/or (B) acceleration of the Loans and all other Obligations, as provided in Section 10.2(a)(2)(B), and/or (C) any other course of action recommended by Agent, then, provided that such Event of Default is continuing and Lenders whose Pro Rata Shares represent at least fifty-one percent (51%) of the aggregate Commitments, have requested, or have been deemed to have consented to, termination of the Commitment, as provided in Section 10.2(a)(2)(A), and/or acceleration of the Loans and all other Obligations, as provided in Section 10.2(a)(2)(B), and/or any other course of action recommended by Agent, as the case may be, Agent shall take such action, as shall have been requested or consented to.

                    (5) Notwithstanding Section 10.2(a)(3) above, if 90 days after the acceleration of the Loans and all other Obligations, as provided in Section 10.2(a)(2)(B) or Section 10.2(a)(4), fewer than the Requisite Lenders but Lenders whose Pro Rata Shares represent at least fifty-one percent (51%) of the aggregate Commitments, have requested, or have been deemed to have consented to, the foreclosure of the Collateral, as provided in
               Section 10.2(a)(3), then Agent shall foreclose on the Collateral.

               (b) Access to Information. If an Event of Default then exists, Agent shall have, in addition to and not by way of a limitation of any other rights and remedies contained in this Agreement or in the other Loan Documents, the right within 48 hours after notice to Borrower to obtain access to Borrower's data processing equipment, computer hardware and software relating to the Borrowing Base Properties and the other Collateral, and its accounting information relating to the Borrowing Base Properties and the other Collateral, and to use all of the foregoing and the information contained therein in any manner Agent deems appropriate which is related to the preservation or disposition of the Borrowing Base Properties and the other Collateral or to the collection of the Obligations. Borrower hereby authorizes any accountant or management Agent employed by Borrower to deliver such items and information to Agent. Notwithstanding anything to the contrary contained in the Loan Documents, upon the occurrence of and during the continuance of an Event of Default, Agent shall be entitled to request and receive, by or through Borrower or appropriate legal process, any and all information concerning the Borrower, the REIT, Paragon GP Holdings, Paragon LP Holdings, the Management Company, or any Property of any of them, which is reasonably available or obtainable.

               (c) Use of Intangibles. To the extent Borrower has the power, without violating the terms of any agreement existing as of the Closing Date, to grant such a license, Agent (on behalf of all Lenders) is hereby granted a license or other right to use, without charge, Borrower's copyrights, rights of use of any name (other than the name "Paragon," derivatives thereof and any trademarks, trade names, service marks or logos, associated with the name Paragon), trade secrets, trade names, tradestyles, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, advertising for sale and selling any Collateral.




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               (d) IWaiver of Demand. Demand, presentment, protest and notice of nonpayment are hereby waived by Borrower and the REIT. Borrower and the REIT also waive, to the extent permitted by law, the benefit of all valuation, appraisal and exemption laws.

               (e) Waivers, Amendments and Remedies. No delay or omission of Agent or Lenders to exercise any right under any Loan Document shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein, and any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in a writing signed by Agent after obtaining written approval thereof or the signature thereon of those Lenders required to approve such waiver, amendment or other variation, and then only to the extent specifically set forth in such writing. All remedies contained in the Loan Documents or by law afforded shall be cumulative and available to Agent and Lenders until the Obligations have been paid in full, the Commitments have expired or terminated and this Agreement has been terminated.


                                   ARTICLE 11
                                AGENCY PROVISIONS

         Section11.1       Appointment.

               (a) Each Lender hereby (i) designates and appoints Wells Fargo as Agent of such Lender under this Agreement and the Loan Documents, (ii) authorizes and directs Agent to enter into the Loan Documents other than this Agreement for the benefit of Lenders, and (iii) each Lender hereby authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto, subject to the limitations referred to in Sections 11.10(a), 11.10(b), 11.10(c) and
          12.5. Agent agrees to act as Agent for the Lenders on the express conditions contained in this Article 11.

               (b) The provisions of this Article 11 are solely for the benefit of Agent and Lenders, and Borrower shall not have any rights to rely on or enforce any of the provisions hereof (other than as expressly set forth in Sections 11.3, 11.9, or 11.13). In performing its functions and duties under this Agreement, Agent shall act solely as Agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward, or relationship of agency or trusts with or for, Borrower or any other Person.

          Section11.2 Nature of Duties. Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in the Loan Documents. The duties of Agent shall be administrative in nature, consistent with its obligations hereunder. Subject to the provisions of Sections 11.5 and 11.7, Agent shall administer the Loans in the same manner as it administers its own loans. Agent shall not have by reason of this Agreement or its designation as Agent a fiduciary relationship in respect of any Lender. Promptly upon execution by Borrower, Agent shall deliver to each Lender an original, executed Loan Note in the original principal amount of such Lender's



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          Commitment payable to the order of such Lender. All original, executed
          Loan Documents other than the Loan Notes shall be retained by Agent. Agent will deliver, however, to each Lender a true, complete and correct copy of each Loan Document listed on the Closing Checklist. Nothing in this Agreement or any of the Loan Documents, expressed or implied, is intended or shall be construed to impose upon Agent any obligation in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Agent shall not have by reason of this Agreement a fiduciary relationship with any Lender. Each Lender shall make its own independent investigation of the financial condition and affairs of the Borrower, the REIT, Paragon GP Holdings, Paragon LP Holdings and each Borrowing Base Property in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Borrower, and, except as specifically provided herein, Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter.

         Section11.3       Loan Disbursements.

               (a) Not later than the next Business Day following receipt of a Notice of Borrowing, Agent shall send a copy thereof by facsimile to each other Lender and shall otherwise notify each Lender of the proposed Borrowing and the Funding Date. Each Lender shall make available to Agent the amount of such Lender's Pro Rata Share of such Borrowing in immediately available funds not later than the time designated in Section 11.3(b). Unless Agent shall have been notified by any Lender prior to such time for funding in respect of any Borrowing that such Lender does not intend to make available to Agent such Lender's Pro Rata Share of such Borrowing, Agent may assume that such Lender has made such amount available to Agent. If a Lender (a "Non-Funding Lender") does not make available to Agent such Lender's Pro Rata Share of such Borrowing, any other Lender (a "Funding Lender") in its sole discretion may, but shall not be obligated to, fund to Borrower, all or any part of such Non-Funding Lender's Pro Rata Share of such Borrowing. Such Non-Funding Lender shall pay to such Funding Lender on demand the amount so funded by such Funding Lender, together with interest thereon at the Federal Funds Rate. If such Non-Funding Lender pays such Funding Lender the amount so funded by such Funding Lender, then such amount shall constitute all or part of such Non-Funding Lender's Pro Rata Share of such Borrowing. If, however, the amount so funded by such Funding Lender is not made available to such Funding Lender by the Non-Funding Lender, then Borrower agrees to repay such Funding Lender such amount, together with interest thereon at the Base Rate for each day from the date such amount is made available to Borrower until the date such amount is repaid to such Funding Lender. If both such Non-Funding Lender and Borrower shall have paid and repaid, respectively, such corresponding amount, such Funding Lender shall promptly return to Borrower the refunded amount in same day funds, together with the interest thereon that Borrower paid to such Funding Lender. Nothing in this Section 11.3(a) shall alter the respective rights and obligations of the parties hereunder in respect of a Defaulting Lender or a Non-Pro Rata Loan.

               (b) Requests by Agent for funding by Lenders of Loans will be made by telecopy. Each Lender shall make the amount of its Loan available to Agent in Dollars and in immediately available funds, to such bank and account, in El Segundo, California as Agent may designate, not


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          later than 10:00 A.M.  California time, on the Funding Date designated in the Notice of Borrowing with respect to such Loan, but in no event earlier than two (2) Business Days following Lender's receipt of the applicable Notice of Borrowing.

               (c) Nothing in Section 11.3(a) shall be deemed to relieve any Lender of its obligation hereunder to make its Pro Rata Share of Loans on any Funding Date, nor shall any Lender be responsible for the failure of any other Lender to perform its obligation to make any Loan hereunder, and the Commitment of any Lender shall not be increased or decreased as a result of the failure by any other Lender to perform its obligation to make a Loan.

         Section11.4       Distribution and Apportionment of Payments.

               (a) Subject to Section 11.4(b), payments actually received by Agent for the account of Lenders shall be paid to them promptly after receipt thereof by Agent, but in any event within one Business Day. Agent shall pay to such Lenders interest thereon, at the lesser of (1) the Federal Funds Rate and (2) the rate of interest applicable to such Loans, from the Business Day following receipt of such funds by Agent until such funds are paid in immediately available funds to such Lenders. Subject to Section 11.4(b), all payments of principal and interest in respect of outstanding Loans, all payments of the fees described in this Agreement, and all payments in respect of any other Obligations shall be allocated among such of Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein. Agent shall promptly distribute, but in any event within one Business Day, to each Lender by wire transfer as set forth on the appropriate counterpart signature page hereof, or on the Assignment and Assumption, or as a Lender may request in writing, such funds as it may be entitled to receive. Agent shall not be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Lender and may suspend all payments and seek appropriate relief (including, without limitation, instructions from Requisite Lenders or all Lenders, as applicable, or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby. The order of priority herein is set forth solely to determine the rights and priorities of Lenders as amongst themselves and may at any time or from time to time be changed by Lenders as they may elect, in writing in accordance with Section 12.5, without necessity of notice to, or consent of or approval by, Borrower or any other Person. All payments or other sums received by Agent for the account of Lenders (including, without limitation, principal and interest payments, the proceeds of any and all insurance maintained with respect to any collateral, and all proceeds from the condemnation of any Collateral) shall be held by Agent, solely for the benefit of Lenders, consistent with the Loan Documents, and shall not constitute assets of Agent.

               (b) Notwithstanding any provision hereof to the contrary, until such time as a Defaulting Lender has funded its Pro Rata Share which was previously a Non Pro Rata Loan, or all other Lenders have received payment in full (whether by repayment or prepayment) of the principal and interest due in respect of such Non Pro Rata Loan, all of the Obligations owing to such Defaulting Lender hereunder shall be subordinated in right of payment, as provided in the following sentence, to the prior payment in full of all principal, interest and fees in respect of all Non Pro Rata Loans in which the Defaulting Lender has not funded its Pro Rata Share (such principal, interest and fees being referred to as "Senior Loans"). All amounts paid by Borrower and otherwise due to be



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          applied to the Obligations  owing to the Defaulting Lender pursuant to the terms hereof shall be distributed by Agent to the other Lenders in accordance with their respective Pro Rata Shares (recalculated for purposes hereof to exclude the Defaulting Lender's Commitment), until all Senior Loans have been paid in full. This provision governs only the relationship among Agent, each Defaulting Lender, and the other Lenders. Nothing herein shall limit the obligation of Borrower to repay all Loans in accordance with the terms of this Agreement. The provisions of this Section 11.4(b) shall apply and be effective regardless of whether an Event of Default occurs and is then continuing, and notwithstanding (1) any other provision of this Agreement to the contrary; (2) any instruction of Borrower as to its desired application of payments; or (3) the suspension of such Defaulting Lender's right to vote on matters which are subject to the consent or approval of Requisite Lenders or all Lenders. No Unused Facility Fee or any other fee shall accrue in favor of, or be payable to, such Defaulting Lender from the date of any failure to fund Loans or reimburse Agent for any Liabilities and Costs as herein provided until such failure has been cured, and Agent shall be entitled to (A) collect interest from such Defaulting Lender for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Rate for each day during such period; (B) withhold or setoff, and apply to the payment of the defaulted amount and any related interest, any amounts to be paid to such Defaulting Lender under this Agreement; and (C) bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. In addition, the Defaulting Lender shall indemnify, defend and hold Agent and each of the other Lenders harmless from and against any and all Liabilities and Costs, plus interest thereon, at a rate which is 4% per annum above the Base Rate, which they may sustain or incur by reason or as a direct consequence of the Defaulting Lender's failure or refusal to abide by its obligations under this Agreement.

          Section11.5 Rights, Exculpation, Etc. None of Agent, any Affiliate of Agent, nor any of their respective officers, directors, employees, Agents, attorneys or consultants, shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be liable for its gross negligence or willful misconduct (which shall include fraud and bad faith) in the performance or nonperformance of its express obligations hereunder. In the absence of gross negligence or willful misconduct (which shall include fraud and bad faith), Agent shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to Section 11.4, and if any such apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Person to whom payment was due, but not made, shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled. Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement, any of the Mortgage Documents or any of the other Loan Documents, or any of the transactions contemplated hereby and thereby; or for the financial condition of the Borrower, or the REIT, or any of their respective Subsidiaries or Affiliates. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of the Borrower or the REIT, or any of their Subsidiaries or Affiliates, or the existence or possible existence of any Unmatured Event of Default or Event of Default.



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               Section11.6 Reliance.  Agent and each Lender shall be entitled to rely upon any written notices, statements, certificates, orders or other documents, telecopies or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of legal counsel (including counsel for Borrower), independent public accountants and other experts selected by it.

               Section11.7 Indemnification. To the extent that Agent is not reimbursed and indemnified by Borrower, Lenders will reimburse, within ten Business Days after notice from Agent, and indemnify and defend Agent for and against any and all Liabilities and Costs which may be imposed on, incurred by, or asserted against, it in any way relating to or arising out of this Agreement, the Mortgage Documents or any of the other Loan Documents or any action taken or omitted by Agent or under this Agreement, the Mortgage Documents or any of the other Loan Documents, in proportion to each Lender's Pro Rata Share. No Lender, however, shall be liable for any portion of such Liabilities and Costs resulting from Agent's gross negligence or willful misconduct (which shall include fraud and bad faith). The obligations of Lenders under this Section 11.7 shall survive the payment in full of all obligations and the termination of this Agreement. In the event that after payment and distribution of any amount by Agent to Lenders, any Lender or third party, including Borrower, any creditor of Borrower, or a trustee in bankruptcy, recovers from Agent any amount found to have been wrongfully paid to Agent or disbursed by Agent to Lenders, then Lenders, in proportion to their respective Pro Rata Shares, or otherwise as may have been distributed to Lenders, shall reimburse Agent for all such amounts. Notwithstanding the foregoing, Agent shall not be obligated to advance Liabilities and Costs and may require the deposit by each Lender of its Pro Rata Share of any material Liabilities and Costs anticipated by Agent before they are incurred or made payable.

               Section11.8 Agent and Lenders Individually. With respect to its Pro Rata Share of the Commitments hereunder and the Loans made by it, Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as, and to the extent set forth herein for, any other Lender. The terms "Lenders," "Requisite Lenders," "Supermajority Lenders" or any similar terms may include Agent in its individual capacity as a Lender or one of the Requisite Lenders or one of the Supermajority Lenders, but neither the term "Requisite Lenders" nor the term "Supermajority Lenders" shall include Agent solely in its capacity as Agent and need not necessarily include Agent in its capacity as a Lender. Each Lender and the Agent and their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Borrower or any of its Subsidiaries or Affiliates.

          Section11.9 Successor Agent; Resignation of Agent, Removal of Agent.

               (a) Agent may resign from the performance of all of its functions and duties hereunder at any time by giving at least 30 Business Days prior written notice to Lenders and Borrower. Agent shall automatically cease to be Agent hereunder in the event the Federal Deposit Insurance Corporation or any other Governmental Authority shall assume control of Agent. For good cause, Requisite Lenders may remove Agent at any time by giving at least 30 Business Days prior written notice to Agent, Borrower and all other Lenders. Such resignation or removal shall



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          take effect upon the  acceptance by a successor  Agent of  appointment pursuant to clauses (b) and (c) below or as otherwise provided below. Concurrently with the effectiveness of such appointment, (1) Borrower shall pay to the retiring or removed Agent any accrued and unpaid Agency Fee, or (2) Agent shall refund to Borrower any prepaid agency fee; in each case prorated to the effective date of the appointment of a successor Agent.

               (b) Upon any such notice of resignation by or removal of Agent, Requisite Lenders shall appoint a successor Agent with the consent of Borrower and with the consent of the proposed successor Agent, which shall not be unreasonably withheld or delayed. Any successor Agent must be a bank (1) the senior debt obligations of which (or such Bank's parent's unsecured senior debt obligations) are rated not less than Baa-2 by Moody's Investors Services, Inc. or a comparable rating by a rating agency acceptable to Requisite Lenders; and (2) which has total assets in excess of $10,000,000,000. Such successor Agent shall separately confirm in writing with Borrower the fee to be paid to such successor Agent.

               (c) If a successor Agent shall not have been so appointed within said 30 Business Day period, the retiring or removed Agent, with the consent of Borrower (which may not be unreasonably withheld or delayed), shall then appoint a successor Agent who shall meet the requirements described in subsection (b) above and who shall serve as Agent until such time, if any, as Requisite Lenders, with the consent of Borrower, appoint a successor Agent as provided above.

         Section11.10      Consent and Approvals.

          (a) Each of the following shall require the approval or consent of Requisite Lenders:

                    (1) Approval of an increase in the Borrowing Base Value of any Borrowing Base Property if such increase is the result of an increase in the Appraised Value of such Borrowing Base Property (Section 3.3(b));

                    (2) Approval of a Construction Project on any Borrowing Base Property (Section 3.4(d));

                    (3) Approval of changes in management of the Borrower and the REIT pursuant to Section 8.1(i);

                    (4) Except as  otherwise  provided  in Section  10.2(a)(4)),
                    acceleration   following   an  Event  of  Default   (Section
                    10.2(a));

                    (5) Except as otherwise provided in Section 10.2(a)(5), approval of the exercise of rights and remedies under the Loan Documents following an Event of Default (Section 10.2(a));

                    (6) Removal of Agent and appointment of a successor to Agent (Section 11.9);



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                    (7)  Approval  of  certain   Protective   Advances  (Section
                    11.11(a));

                    (8) Except as otherwise provided in Section 11.11(e), approval of a Post-Foreclosure Plan and related matters (Section 11.11(e));

                    (9) Except as referred to in Section 11.10(b), 11.10(c) below, approval of any amendment, modification or termination of this Agreement or waiver of any provision herein;

                    (10) Approval of any Major Agreement that has provisions which are inconsistent with Section 3.4(b)(1); and

                    (11) Any material amendment to a Project Budget; provided, however, that Agent may consent without the approval of the Requisite Lenders to changes in the Development Plans and increases in or reallocations of actual or projected costs of the Improvements so long as such changes or increases (A) do not involve a cost of more than the greater of $75,000 for any line item in the Project Budget or 15% of such line item or (B) do not involve an aggregate increase in the Project Budget of more than $400,000.

               (b) Each of the following shall require the approval or consent of Supermajority Lenders: (1) acceptance of each new Borrowing Base Stabilized Property (Section 3.1); and(2) the conversion of a Borrowing Base Development Property that does not achieve 90% of the stabilized gross revenues (on an annualized basis) projected for the first year in the Appraisal for each of three months by the Conversion Date to a Borrowing Base Stabilized Property pursuant to (Section 3.3(b)); and (3) release of any Borrowing base Property if (a) there will be only three or fewer Borrowing Base Stabilized Properties which contribute less than $8,000,000 in value to the Borrowing Base or (b) the average year of completion of the remaining Borrowing Base Properties is prior to 1985; and (4) the encumbrance of more than 75% of Borrower's wholly owned assets on a non-repayable, cross-collateralized basis.

               (c)  Each   amendment,   modification   or  waiver   specifically
               enumerated in Section 12.5 shall require the consent of all Lenders.

               (d) Any Interest Period of 12 months shall require the consent of all Lenders.

               (e) In addition to the required consents or approvals referred to in Sections 11.10(a) and (b) above, Agent may at any time request instructions from Requisite Lenders with respect to any actions or approvals which, by the terms of this Agreement or of any of the Loan Documents, Agent is permitted or required to take or to grant without instructions from any Lenders, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Requisite Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent



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          acting or refraining  from acting under this  Agreement,  the Mortgage
          Documents or any of the other Loan  Documents in  accordance  with the
          instructions  of  Requisite  Lenders  or,  where  applicable,   either
          Supermajority Lenders or all Lenders. Agent shall promptly notify each Lender at any time that the Requisite Lenders have instructed Agent to act or refrain from acting pursuant hereto.

               (f) Each Lender agrees that any action taken by Agent at the direction or with the consent of (1) either the Requisite Lenders or Supermajority Lenders in accordance with the provisions of this Agreement or any Loan Document, or (2) Lenders whose Pro Rata Shares represent at least fifty-one (51%) of the aggregate Commitments, in accordance with Sections 10.2(a)(4), 10.2(a)(5), and 11.11(e), and the exercise by Agent at the request or with the consent of (A) either the Requisite Lenders or Supermajority Lenders of the powers set forth herein or therein, or (B) Lenders whose Pro Rata Shares represent at least fifty-one (51%) of the aggregate Commitments, in accordance with Sections 10.2(a)(4), 10.2(a)(5), and 11.11(e), and together with such other powers as are reasonably incidental thereto, shall be authorized by and binding upon all Lenders, except for actions specifically requiring the approval of all Lenders. All communications from Agent to Lenders requesting Lenders' determination, consent, approval or disapproval (i) shall be given in the form of a written notice to each Lender; (ii) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent or disapproval is requested, or shall advise each Lender where such matter or thing may be inspected, or shall otherwise describe the matter or issue to be resolved; (iii) shall include, if reasonably requested by a Lender and to the extent not previously provided to such Lender, written materials and a summary of all oral information provided to Agent by Borrower in respect of the matter or issue to be resolved; and (iv) shall include Agent's recommended course of action or determination in respect thereof. Each Lender shall reply promptly, but in any event within 15 Business Days (the "Lender Reply Period"). Unless a Lender shall give written notice to Agent that it objects to the recommendation or determination of Agent (together with a written explanation of the reasons behind such objection) within the Lender Reply Period, such Lender shall be deemed to have approved of or consented to such recommendation or determination. With respect to decisions requiring the approval of Requisite Lenders, Supermajority Lenders, all Lenders, or Lenders whose Pro Rata Shares represent at least fifty one percent (51%) of the aggregate Commitments, as provided in Sections 10.2(a)(4), 10.2(a)(5), and 11.11(e), Agent shall submit its recommendation or determination for approval of or consent to such recommendation or determination to all Lenders, and upon receiving the required approval or consent shall follow the course of action or determination recommended to Lenders by Agent or such other course of action recommended by Requisite Lenders, Supermajority Lenders, all Lenders, or Lenders whose Pro Rata Shares represent at least fifty-one percent (51%) of the aggregate Commitments, as provided in Sections 10.2(a)(4), 10.2(a)(5), and 11.11(e), and each nonresponding Lender shall be deemed to have concurred with such recommended course of action.

          (g) Acceptance of each new Borrowing Base Development Property shall require the consent of all Lenders.



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         Section11.11      Agency Provisions Relating to Collateral.

               (a) Agent is hereby authorized, without the necessity of any notice to or further consent from any Lender, prior to an Event of Default, to take any action with respect to any Collateral or Loan
          Document which may be necessary to perfect and maintain perfected Liens upon the Collateral granted pursuant to the Loan Documents. Agent may make, and shall be reimbursed by Lenders (in accordance with their Pro Rata Shares) to the extent not reimbursed by Borrower for, Protective Advance(s) during any one calendar year with respect to each Borrowing Base Property up to the sum of (1) amounts expended to pay real estate taxes, assessments and governmental charges or levies imposed upon such Borrowing Base Property; (2) amounts expended to pay insurance premiums for policies of insurance related to such Borrowing Base Property; and (3) One Hundred Thousand Dollars ($100,000). Protective Advances during any calendar year (A) for any Borrowing Base Property in excess of said sum or (B) that will cause the aggregate Protective Advances for all Borrowing Base Properties to exceed Five Hundred Thousand Dollars ($500,000), shall require the consent of Requisite Lenders. In addition, Agent is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, to waive the imposition of the late fees provided for in Section 2.4(e) up to a maximum of four times during the term of this Agreement.

               (b) Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any Collateral (1) upon termination of the Commitments and repayment and satisfaction of all Obligations, and termination of this Agreement, or (2) constituting property being released in compliance with Section 3.2, or (3) if approved, authorized or ratified in writing by Agent at the direction of all Lenders. Without limiting Agent's authority to act without any specific or further authorization or consent, upon request by Agent at any time, Requisite Lenders shall confirm in writing Agent's authority to release the Mortgage Documents with respect to any Borrowing Base Property pursuant to Section 3.2. Agent shall not be required to execute any document to evidence the release of the Liens granted to Agent for the benefit of Lenders herein or pursuant hereto upon any Collateral if, in Agent's opinion, such document would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon any property which shall continue to constitute part of the Collateral.

               (c) Except as provided in this Agreement, Agent shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent herein or in any of the other Loan Documents or pursuant hereto or thereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority.

               (d) If Agent (1) employs counsel for advice or other representation (whether or not any suit has been or shall be filed) with respect to any Collateral or any part thereof, or any of the Loan Documents, or the attempt to enforce any security interest or Lien on any of the Collateral, or (2) commences any proceeding or in any way seeks to enforce its rights or remedies under the



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          Loan  Documents  against  any Person  other  than any of the  Lenders, irrespective of whether as a result thereof Agent shall acquire title to any Collateral, either through foreclosure, deed in lieu of foreclosure or otherwise, each Lender, upon demand therefor from time to time, shall contribute its share (based on its Pro Rata Share) of the reasonable costs and/or expenses of any such advice or other representation, enforcement or acquisition, including, but not limited to, fees of receivers or trustees, court costs, title company charges, filing and recording fees, appraisers' fees and fees and expenses of attorneys to the extent not otherwise reimbursed by Borrower. In the event of any litigation between Agent and any Lender arising out of this Agreement, the non-prevailing party in such litigation shall pay the counsel fees and expenses of the prevailing party(ies) incurred in such litigation. Any loss of principal and interest resulting from any Event of Default shall be shared by Lenders in accordance with their respective Pro Rata Shares. If Agent determines it is necessary to engage counsel for Lenders from and after the occurrence of an Event of Default, said counsel shall be selected by Agent and written notice of such selection, together with a copy of such counsel's engagement letter and fee estimate, shall be delivered to Lenders; provided, however, that such engagement of counsel for Lenders by Agent shall not preclude any Lender from obtaining its own counsel.

               (e) If all or any portion of the Collateral is acquired by Agent as the result of a foreclosure or the acceptance of a deed or assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of Borrower's obligations, the title to any such Collateral, or any portion thereof, shall be held in the name of Agent or a nominee or Subsidiary of Agent, as Agent, for the ratable benefit of all Lenders. Agent shall prepare a recommended course of action for such Collateral (the "Post-Foreclosure Plan"), which shall be subject to the approval of the Requisite Lenders. If Requisite Lenders do not approve such Post-Foreclosure Plan, any Lender shall be permitted to submit an alternative Post-Foreclosure Plan to Agent, and Agent shall submit any and all such additional Post-Foreclosure Plans to the Lenders for evaluation and the approval of Requisite Lenders. Any Post-Foreclosure Plan that has been submitted to all Lenders and that fewer than the Requisite Lenders but Lenders whose Pro Rata Shares represent fifty-one percent (51%) of the aggregate Commitments approve, or are deemed to have approved, shall be binding on all the Lenders if the Requisite Lenders do not approve, or are not deemed to have approved, a PostForeclosure Plan within 90 days after Agent submits its first Post-Foreclosure Plan to all of the Lenders. In accordance with the approved Post-Foreclosure Plan, Agent shall manage, operate, repair, administer, complete, construct, restore or otherwise deal with the Collateral acquired, and shall administer all transactions relating thereto, including, without limitation, employing a management Agent, leasing Agent and other Agents, contractors and employees, including Agents of the sale of such
          Collateral, and the collecting of rents and other sums from such Collateral and paying the expenses of such Collateral. Actions taken by Agent with respect to the Collateral, which are not provided for in the approved Post-Foreclosure Plan or reasonably incidental thereto, shall require the consent of Requisite Lenders by way of supplement to such Post-Foreclosure Plan. Upon demand therefor from time to time, each Lender will contribute its share (based on its Pro Rata Share) of all reasonable costs and expenses incurred by Agent pursuant to the approved Post-Foreclosure Plan in connection with the construction, operation, management, maintenance, leasing and sale of such Collateral. In addition, Agent shall render or cause to be rendered by the managing Agent, to each of the Lenders, monthly, an income and expense statement for such Collateral, and each of the Lenders shall promptly contribute its Pro Rata Share of any operating loss



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          for such Collateral, and such other expenses and operating reserves as
          Agent shall deem reasonably necessary pursuant to and in accordance with the approved Post-Foreclosure Plan. To the extent there is net operating income from such Collateral, Agent shall, in accordance with the approved Post-Foreclosure Plan, determine the amount and timing of distributions to Lenders. All such distributions shall be made to Lenders in accordance with their respective Pro Rata Shares. Lenders acknowledge that if title to any Collateral is obtained by Agent or its nominee, such Collateral will not be held as a permanent investment but will be liquidated as soon as practicable. Agent shall undertake to sell such Collateral, at such price and upon such terms and conditions as the Requisite Lenders reasonably shall determine to be most advantageous. Any purchase money mortgage or deed of trust taken in connection with the disposition of such Collateral in accordance with the immediately preceding sentence shall name Agent, as Agent for Lenders, as the beneficiary or mortgagee. In such case, Agent and Lenders shall enter into an agreement with respect to such purchase money mortgage or deed of trust defining the rights of Lenders in the same Pro Rata Shares as provided hereunder, which agreement shall be in all material respects similar to this Article 11 insofar as the same is appropriate or applicable.

               Section 11.12 Lender Actions Against Collateral. Each Lender agrees that it will not take any action, nor institute any actions or proceedings, against Borrower or the REIT under any of the Loan Documents with respect to exercising claims against or rights in any Collateral without the consent of Requisite Lenders.

               Section  11.13 Assignments and Participations.

               (a) After first obtaining the approval of Agent and Borrower, which approvals will not be unreasonably withheld, each Lender may assign to one or more banks or financial institutions, all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Loans owing to it) and the other Loan Documents; provided, however, that (1) each such assignment shall be of a constant, and not a varying, percentage of the assigning Lender's rights and obligations under this Agreement and the other Loan Documents and the assignment shall cover the same percentage of such Lender's Commitment and Loans; (2) unless Agent and Borrower otherwise consent, the aggregate amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Assumption with respect to such assignment) shall in no event be less than $10,000,000 and shall be an integral multiple of $1,000,000; (3) after giving effect to such assignment, the aggregate amount of the Commitment, if any, retained by the assigning Lender shall in no event be less than $10,000,000.00; (4) at all times prior to its resignation or replacement, as Agent, Wells Fargo's Commitment shall be equal to or exceed the Commitment of each other Lender; (5) the parties of each such assignment shall execute and deliver to Agent, for its approval and acceptance, an Assignment and Assumption; and (6) Agent shall receive from the assignor a processing fee of $3,000. Without restricting the right of Borrower or Agent to reasonably object to any bank or financial institution becoming an assignee of an interest of a Lender hereunder, each proposed assignee must be an existing Lender or a bank or financial institution which (A) has (or, in the case of a bank which is a subsidiary, such bank's parent has) a rating of its senior debt obligations of not less than Baa-2 by Moody's Investors Services, Inc. or a comparable rating by a rating agency acceptable to Agent, and (B) has total assets in excess of



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          $10,000,000,000.  Each of Agent and Borrower shall give written notice to the assigning Lender if it objects to the proposed assignment (together with a written explanation of the reasons behind such objection) within ten Business Days following receipt of the assigning Lender's written request for approval of the proposed assignment. Upon such execution, delivery, approval and acceptance, and upon the effective date specified in the applicable Assignment and Assumption,
          (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, have the rights and obligations of a Lender hereunder, and (ii) the Lender-assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations under this Agreement.

               (b) By executing and delivering an Assignment and Assumption, the Lender-assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Assumption, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, or any other instrument or document furnished pursuant hereto; (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the REIT, or the performance or observance by Borrower or the REIT, Paragon GP Holdings or Paragon LP Holdings, of any of their respective obligations under any Loan Document or any other instrument or document furnished pursuant hereto; (3) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
          Article 5 or delivered pursuant to Article 6 to the date of such assignment and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption;
          (4) such assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, make its own credit decisions in taking or not taking action under this Agreement;
          (5) such assignee appoints and authorizes Agent to take such action as Agent on its behalf, and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (6) such assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender in accordance with their terms.

               (c) Agent shall maintain at its address referred to on the counterpart signature pages hereof, a copy of each Assignment and Assumption delivered to and accepted by it, and shall record in the Loan Account the names and addresses of each Lender and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. Borrower, Agent and Lenders may treat each Person whose name is recorded in the Loan Account as a Lender hereunder for all purposes of this Agreement.

               (d) Upon its receipt of an Assignment and Assumption executed by an assigning Lender and an assignee, Agent shall, if such Assignment and Assumption has been properly


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          completed  and is in  substantially  the form of Exhibit A, (1) accept such Assignment and Assumption; (2) record the information contained therein in the Loan Account; and (3) give prompt notice thereof to Borrower. Upon request, Borrower will execute and deliver to Agent an appropriate replacement Loan Note or replacement Loan Notes in favor of each assignee (and assignor, if such assignor is retaining a portion of its Commitment and Loans) reflecting such assignee's (and assignor's) Pro Rata Share(s) of the Facility. Upon execution and delivery of such replacement Loan Notes the original Loan Note or Loan Notes evidencing all or a portion of the Commitments and Loans being assigned shall be canceled and returned to Borrower.

               (e) Each Lender may sell  participations  to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Loans owing to it) and the other Loan Documents; provided, however, that (1) such Lender's obligations under this Agreement (including, without limitation, its Commitment to Borrower hereunder) and the other Loan Documents shall remain unchanged; (2) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; (3) Borrower, Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and with regard to any and all payments to be made under this Agreement; and (4) the holder of any such participation shall not be entitled to voting rights under any participation agreement except for voting rights with respect to (A) increases in the Facility; (B) extensions of the Maturity Date, except as provided in Section 2.1(d); (C) decreases in the interest rates described in this Agreement; and (D) the release of all or substantially all of the Collateral, except as specifically authorized in Sections 3.2 and 11.11. No participant shall be entitled to vote on any matter until the Lender with which such participant is participating in the Facility and the Loans confirms such participant's status as a participant hereunder.

               (f) Borrower will use reasonable efforts to cooperate with Agent and Lenders in connection with the assignment of interests under this Agreement or the sale of participations herein.

               (g) Borrower agrees that any Lender may disseminate to any such potential purchaser, assignee or participant provided that such prospective purchaser, assignee, or participant first agrees to be bound by Section 12.21, all documents and information (including without limitation all financial information) which have been or are hereafter provided to or known to Lender with respect to: (1) any Borrowing Base Property and its operation; (2) any party connected to the Facility (including without limitation, the Borrower and the REIT); and/or (3) any lending relationship other than the Facility which any Lender may have with any party connected with the Facility.

               (h) Anything in this Agreement to the contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements of this Agreement, including Section 11.13, any Lender may at any time and from time to time pledge and assign all or any portion of its rights under all or any of the Loan Documents to a Federal Reserve Bank. No such pledge or assignment shall release such Lender from its obligations under the Loan Documents. To facilitate any such pledge or assignment Agent shall, at the request of such Lender, enter into a letter



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          agreement with the Federal Reserve Bank  substantially  in the form of the exhibit to Appendix C to the Federal Reserve Bank of New York Operating Circular No. 12.

               (i) Anything in this Agreement to the contrary notwithstanding, any Lender may assign all or any portion of its rights and obligations under this Agreement or the other Loan Documents to another branch bank or Affiliate of such Lender without first obtaining the approval of Agent and Borrower; provided that (1) at the time of such assignment such Lender is not a Defaulting Lender; (2) such Lender gives Agent and Borrower at least 15 days prior written notice of any such assignment; (3) the parties to each such assignment execute and deliver to Agent an Assignment and Assumption; and (4) Agent receives from assignor a processing fee of $3,000.

               (j) No Lender shall be permitted to assign or sell all or any portion of its rights and obligations under this Agreement or the other Loan Documents to Borrower or any Affiliate of Borrower.

               Section11.14 Ratable Sharing. Subject to Sections 11.3 and 11.4, Lenders agree among themselves that (a) with respect to all amounts received by them which are applicable to the payment of the Obligations, equitable adjustment will be made so that, in effect, all such amounts will be shared among them ratably in accordance with their Pro Rata Shares, whether received by voluntary payment, by the exercise of a right of set-off or banker's lien, by counterclaim or cross action, or by the enforcement of any or all of the Obligations or the Loan Documents; and (b) if any of them shall by voluntary payment or by the exercise of any right of counterclaim, set-off, banker's lien or otherwise, receive payment of a proportion of the aggregate amount of the Obligations held by it which is greater than its Pro Rata Share of the payments on account of the Obligations, the Lender receiving such excess payment shall purchase, without recourse or warranty, an undivided interest and participation (which it shall be deemed to have done simultaneously upon the receipt of such payment) in such Obligations owed to the other Lenders so that all such recoveries with respect to such Obligations shall be applied ratably in accordance with their Pro Rata Shares; provided, that if all or part of such excess payment received by the purchasing Lender is thereafter recovered from it, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to that Lender to the extent necessary to adjust for such recovery, but without interest except to the extent the purchasing Lender is required to pay interest in connection with such recovery. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 11.14 may, to the fullest extent permitted by law, exercise all of its rights of payment (including, subject to Section 12.4, the right of set-off) with respect to such participation, as fully as if such Lender were the direct creditor of Borrower in the amount of such participation. No Lender shall exercise any set-off, banker's lien, or other similar right, in respect of any Obligations without the prior written approval of Agent.

               Section11.15 Delivery of Documents. Agent shall as soon as reasonably practicable distribute to each Lender at its primary address set forth on the appropriate counterpart signature page hereof, or at such other address as a Lender may request in writing, copies of all documents that Agent receives from Borrower pursuant to Sections 6.1 and 12.7, all documents that Agent receives or sends pursuant to Article 2 (other than a Loan Account for Borrower or any other Lender), and all documents, including notices, that Agent receives from Borrower requesting any amendment,



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          modification or waiver of a provision of this Agreement.  In addition, within 15 Business Days after receipt of a request in writing from a Lender for written information or documents provided or prepared by Borrower or for a statement of the Loan Account pursuant to Section 2.3, Agent shall deliver such written information or documents to such requesting Lender if Agent has possession of such written information or documents in its capacity as Agent or as a Lender.

               Section11.16 Notice of Events of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Unmatured Event of Default or Event of Default (other than nonpayment of principal of or interest on the Loans) unless Agent has received notice in writing from a Lender or Borrower referring to this Agreement or any other Loan Documents, describing such event or condition and expressly stating that such notice is a notice of an Unmatured Event of Default or Event of Default. Should Agent receive such notice of the occurrence of an Unmatured Event of Default or Event of Default, or should Agent send Borrower a notice of Unmatured Event of Default or Event of Default, Agent shall promptly deliver a copy of the notice thereof to each Lender.


                                   ARTICLE 12
                                  MISCELLANEOUS

         Section 12.1      Expenses.

               (a) Generally. Borrower agrees upon demand to pay, or reimburse Agent for, all of Agent's external audit, legal, appraisal, valuation and investigation expenses, and for all other reasonable out-of-pocket costs and expenses of every type and nature (including, without limitation, the reasonable fees, expenses and disbursements of Agent's outside counsel, auditors, accountants, appraisers, investment bankers, printers, insurance and environmental advisers, and other consultants and Agents incurred by Agent at any time (whether prior to, on or after the date of this Agreement) in connection with (1) its own audit and investigation of Borrower and the Borrowing Base; (2) the negotiation, preparation and execution of this Agreement (including, without limitation, the satisfaction or attempted satisfaction of any of the conditions set forth in Article 4), the Mortgage Documents and the other Loan Documents and the making of the Loans; (3) the review and, if applicable, acceptance of additional Borrowing Base Properties, including appraisal fees, title charges, recording fees and reasonable attorneys' fees and costs incurred in connection therewith; (4) the creation, perfection or protection of Agent's Liens on the Collateral (including, without limitation, any reasonable fees and expenses for title and lien searches, local counsel in various jurisdictions, filing and recording fees and taxes, duplication costs and corporate search fees); (5) administration of this Agreement, the other Loan Documents, the Loans and the Collateral, including, without limitation, consultation with attorneys in connection therewith and obtaining periodic Appraisals of the Borrowing Base Properties; and (6) the protection, collection or enforcement of any of the Obligations or the Collateral.

               (b) After an Event of Default. Borrower further agrees to pay, or reimburse Agent and Lenders, for all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements incurred by Agent or Lenders after the



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          occurrence of an Event of Default (1) in enforcing  any  Obligation or in foreclosing against the Collateral or evaluating, exercising or enforcing any other right or remedy available by reason of such Event of Default; (2) in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or in any insolvency or bankruptcy proceeding; (3) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to Borrower, the REIT, Paragon GP Holdings, or Paragon LP Holdings, and related to or arising out of the transactions contemplated hereby; (4) in taking any other action in or with respect to any suit or proceeding (whether in bankruptcy or otherwise); (5) in
          protecting,   preserving,   collecting,   leasing,   selling,   taking
          possession and/or liquidating any of the Collateral; or (6) attempting to enforce or enforcing any Lien in any of the Collateral or any other rights under the Mortgage Documents.

          Section 12.2 Indemnity. Borrower further agrees to defend, protect, indemnify and hold harmless Agent, each of the Lenders, each of their respective Affiliates and participants, and each of the respective officers, directors, employees, Agents, attorneys and consultants (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in Article 4) of each of the foregoing (collectively, the "Indemnitees") from and against any and all Liabilities and Costs, imposed on, incurred by, or asserted against such Indemnitees (whether based on any federal or state laws or other statutory regulations, including, without limitation, securities and commercial laws and regulations, under common law or at equitable cause, or on contract or otherwise, including any Liabilities and Costs under federal, state or local Environmental Laws, or arising as a result of a "prohibited transaction" under ERISA) to the extent arising from, or in connection with the past, present or future operations of the Borrower, the REIT, or their respective predecessors in interest, or the past, present or future environmental condition of any Borrowing Base Property, the presence of asbestos-containing materials at any Borrowing Base Property, the presence of Contaminants in groundwater at any Borrowing Base Property, or the Release or threatened Release of any Contaminant into the environment from any Borrowing Base Property), in any manner relating to or arising out of this Agreement, the Mortgage Documents or the other Loan Documents, or any act, event or transaction related or attendant thereto, the making of and participation in the Loans and the management of the Loans, or the use or intended use of the proceeds of the Loans (collectively, the "Indemnified Matters"); provided, however, that Borrower shall have no obligation to any Indemnitee hereunder with respect to (1) matters for which such Indemnitee has been compensated pursuant to, or for which an exemption is provided in, Sections 2.4(g), and 2.7 or any other provision of this Agreement; and (2) Indemnified Matters caused by or resulting from the willful misconduct, (which shall include fraud and bad faith) or gross negligence, of that Indemnitee, as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

          Section 12.3 Change in Accounting Principles. Except as otherwise provided herein, if any changes in accounting principles from those used in the preparation of the most recent financial statements delivered to Agent pursuant to the terms hereof are hereinafter required or


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          permitted by the rules,  regulations,  pronouncements  and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by the Borrower, the REIT, Paragon GP Holdings, Paragon LP Holdings, or the Management Company, with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, standards or terms found herein, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes, with the desired result that the criteria for evaluating the financial condition of Borrower shall be the same after such changes as if such changes had not been made; provided, however, that no change in GAAP that would affect the method of calculation of any of the financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to Agent and all Lenders, to so reflect such change in accounting principles.

          Section 12.4 Setoff. In addition to any Liens granted to Agent and any rights now or hereafter granted under applicable law, and not by way of limitation of any such Liens or rights, upon the occurrence and during the continuance of any Event of Default, Agent and each Lender, upon approval of Agent, is hereby authorized by Borrower at any time or from time to time, without notice to Borrower, or to any other Person (any such notice being hereby expressly waived) to set off, appropriate, and apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured but not including trust accounts) and any other Indebtedness at any time held or owing by Agent or such Lender to or for the credit or the account of Borrower against, and on account of, the Obligations of Borrower to Agent or such Lender, including but not limited to, all Loans and all claims of any nature or description arising out of or connected with this Agreement or any of the other Loan Documents, irrespective of whether or not (1) Agent or such Lender shall have made any demand hereunder, or (2) Agent shall have declared the principal of and interest on the Loans and other amounts due hereunder to be due and payable as permitted by Article 11 and although said Obligations and liabilities, or any of them, may be contingent or unmatured. Agent shall provide written notice to Borrower of the exercise of any right granted in this Section 12.4 within three Business Days after such right is exercised.

          Section 12.5 Amendments and Waivers. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of Requisite Lenders (after notice to all Lenders) and Borrower (except for amendments to Section 11.4(a) which do not require the consent of Borrower). No termination or waiver of any provision of this Agreement (including, without limitation, any waiver of an Event of Default which does not specifically require the consent of all Lenders), or consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of Requisite Lenders (after notice to all Lenders), which Requisite Lenders shall have the right to grant or withhold at their sole discretion. Notwithstanding the foregoing, (a) any provision that requires consent or approval of the Supermajority Lenders or that provides for funding or distributions based on Pro Rata Shares shall not be amended, modified, or waived without the written agreement of the Supermajority Lenders such that (1) the consent or approval of the Supermajority Lenders is no longer required or (2) funding or distributions are based on anything other than Pro Rata Shares, (b) the written consent of the Supermajority Lenders shall be required to amend, modify or waive any provision of Article 11, if such amendment, modification



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          or waiver would have a Material Adverse Effect on any Lender,  and (c)
          the following amendments, modifications or waivers shall require the consent of all Lenders:

          (1) Increasing the Commitments or a Lender's Commitments;

          (2) Changing the principal amount or final maturity of the Loans, except as provided in Section 2.1(d);

          (3) Reducing, modifying or amending the interest rate provisions applicable to the Loans;

          (4) Reducing the rates on which fees payable pursuant hereto are determined;

          (5)  Forgiving  or delaying  any amount  payable or  receivable  under
          Article 2 (other than late fees);

          (6) Changing the definition of "Requisite Lenders," "Supermajority Lenders," "Loan Availability," "Maximum Loan Amount," "Pro Rata Shares" or "Borrowing Base Value;"

          (7) Changing any provision contained in Section 3.1(b), Section 11.10(d), this Section 12.5 or Addendum I to this Agreement;

          (8) Releasing any obligor under any Loan Document, unless such release is otherwise required or permitted by the terms of this Agreement; and

          (9) Consent to assignment by Borrower of all of its duties and Obligations under the Loan Documents.

          Without limitation of the foregoing, no amendment, modification, termination or waiver of any provision of Article 11 or any other provision referring to Agent shall be effective without the written concurrence of Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 12.5 shall be binding on each assignee, transferee or recipient of Agent's or any Lender's Commitment under this Agreement or the Loans at the time outstanding.

               Section 12.6 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Unmatured Event of Default if such action is taken or condition exists, and if a particular action or condition is expressly permitted under any covenant, unless expressly limited to such covenant, the fact that it



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          would  not be  permitted  under  the  general  provisions  of  another covenant shall not constitute an Event of Default or Unmatured Event of Default if such action is taken or condition exists.

              Section 12.7 Notices and Delivery. Unless otherwise specifically provided herein, any consent, notice or other communication herein required or permitted to be given shall be in writing, and may be personally served, telecopied or sent by courier service or United States mail, and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy, or four Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). Notices to Agent pursuant to Article 2 shall not be effective until received by Agent. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 12.7 shall be as set forth below each party's name on the counter signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. All deliveries to be made to Agent for distribution to the Lenders shall be made to Agent at the addresses specified for notice on the counter signature pages hereto and in addition, a sufficient number of copies of each such delivery shall be delivered to Agent for delivery to each Lender at the address specified for deliveries on the counter signature page hereto or such other address as may be designated by Agent in a written notice.

               Section 12.8 Survival of Warranties, Indemnities and Agreements. All agreements, representations, warranties and Indemnities made or given herein shall survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Loans hereunder, and such Indemnities shall survive termination hereof.

              Section 12.9 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Agent or any Lender in the exercise of any power, right or privilege under any of the Loan Documents shall impair such power, right or privilege or be construed to be a waiver of any Event of Default or Unmatured Event of Default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude further exercise thereof or of any other right, power or privilege. All rights and remedies existing under the Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

               Section 12.10 Marshalling; Recourse to Security; Payments Set Aside. Neither any Lender nor Agent shall be under any obligation to marshall any assets in favor of Borrower or any other party or against or in payment of any or all of the Obligations. Recourse to security shall not be required at any time. To the extent that Borrower makes a payment or payments to Agent or the Lenders, or Agent or the Lenders enforce their Liens, or exercise their rights of setoff, and any such payment, or the proceeds of such enforcement or setoff, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.



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          Section 12.11  Severability.  If any provision in or obligation  under this Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby; provided, however, that if the rates of interest or any other amount payable hereunder, or the collectability thereof, are declared to be or become invalid, illegal or unenforceable, Lenders' obligations to make Loans shall not be enforceable.

          Section 12.12 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          Section 12.13 Governing Law. THIS AGREEMENT HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS FROM TIME TO TIME IN EFFECT EXCEPT TO THE EXTENT PREEMPTED BY UNITED STATES FEDERAL LAW. This Agreement and the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. It is expressly stipulated and agreed to be the intent of Borrower and Lenders at all times to comply with the applicable Texas law governing the maximum rate or amount of interest payable on the Obligations (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Loan Documents or contracted for, charged, taken, reserved or received with respect to the Obligations, or if the acceleration of the maturity of the Obligations or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower's and Lenders' express intent that all excess amounts theretofore paid to Lenders be credited on the principal balance of the Obligations (or, if the Obligations have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Loan Documents immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. All sums paid or agreed to be paid to Lenders for the use, forbearance or detention of the Obligations shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Obligations until payment in full so that the rate or amount of interest on account of such Obligations does not exceed the usury ceiling from time to time in effect and applicable to the Obligations for so long as the Obligations are outstanding. To the extent that Lenders are relying on
          Article 5069-1.04, as amended, of the Revised Civil Statutes of Texas to determine the maximum rate ("Maximum Rate") payable on the Obligations, Lender will utilize the indicated (weekly) rate ceiling from time to time in effect as provided in Article 5069.04, as amended. To the extent United States federal law permits Lenders to contract for, charge or receive a greater amount of interest, Lenders will rely on United States federal law instead of such Article 5069-1.04, as amended, for the purpose of determining the Maximum Rate. Additionally, to the extent permitted by applicable law now in effect, Lenders may, at their option and from time to time, implement any other method of computing the Maximum Rate under such Article 5069-1.04, as amended, or under other applicable law by giving notice, if

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          required,  to Borrower as provided by applicable  law now or hereafter in effect. In no event shall the provisions of Article 5069, chapter 15 of the Revised Civil Statutes of Texas (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to the Loans. Notwithstanding anything to the contrary contained in this Agreement or in any of the other Loan Documents, it is not Lenders' intention to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

          Section 12.14 LIMITATION OF LIABILITY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, NO CLAIM MAY BE MADE BY BORROWER, THE REIT, PARAGON GP HOLDINGS, OR PARAGON LP HOLDINGS, ANY Lender, OR ANY OTHER PERSON, AGAINST Agent OR ANY Lender, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY OTHER THAN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND BORROWER, THE REIT, PARAGON GP HOLDINGS, PARAGON LP HOLDINGS, AND EACH Lender HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR; PROVIDED, THAT IF A Lender REFUSES TO FUND A LOAN AND A COURT OF COMPETENT JURISDICTION FINDS THAT SUCH REFUSAL WAS WITHOUT JUSTIFICATION AND IN BAD FAITH, SUCH Lender SHALL BE LIABLE TO BORROWER FOR BORROWER'S REASONABLE AND FORESEEABLE DAMAGES RESULTING FROM SUCH REFUSAL TO FUND.

          Section 12.15 Successors and Assigns. This Agreement and the other Loan Documents shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and permitted assigns of Agent and Lenders. The terms and provisions of this Agreement shall inure to the benefit of any assignee or transferee of the Loans and the Commitments of Lenders under this Agreement, and in the event of such transfer or assignment, the rights and privileges herein conferred upon Agent and Lenders shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. Borrower's rights or any interest therein hereunder, and Borrower's duties and Obligations hereunder, shall not be assigned without the consent of all Lenders.

          Section 12.16 Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. EXCEPT WITH RESPECT TO FORECLOSURE PROCEEDINGS AGAINST ANY COLLATERAL WHICH BY REQUIREMENT OF LAW MUST BE BROUGHT IN THE JURISDICTION WHERE SUCH COLLATERAL IS LOCATED, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST BORROWER, THE REIT, PARAGON GP HOLDINGS, AND PARAGON LP HOLDINGS, WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE AND ALL JUDICIAL PROCEEDINGS BROUGHT BY ANY OF BORROWER, THE REIT, PARAGON GP HOLDINGS AND PARAGON LP HOLDINGS WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE



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          BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION HAVING
          SITUS WITHIN THE BOUNDARIES OF THE FEDERAL COURT DISTRICT OF THE NORTHERN DISTRICT OF TEXAS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF BORROWER, THE REIT, PARAGON GP HOLDINGS AND PARAGON LP HOLDINGS ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. EACH OF BORROWER, THE REIT, PARAGON GP HOLDINGS AND PARAGON LP HOLDINGS HEREBY DESIGNATES AND APPOINTS STUTZMAN & BROMBERG, A PROFESSIONAL CORPORATION, TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH PERSON TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. SUCH APPOINTMENT SHALL BE REVOCABLE ONLY WITH Agent'S PRIOR WRITTEN APPROVAL. EACH OF BORROWER, THE REIT, PARAGON GP HOLDINGS, AND PARAGON LP HOLDINGS IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE COUNTER SIGNATURE PAGES HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN DAYS AFTER SUCH MAILING. TO THE EXTENT PERMITTED BY LAW, EACH OF BORROWER, THE REIT, PARAGON GP HOLDINGS, PARAGON LP HOLDINGS, AGENT AND THE LENDERS IRREVOCABLY WAIVES (A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT; AND (B) ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF Agent OR ANY Lender TO BRING PROCEEDINGS AGAINST ANY OF THE BORROWER, THE REIT, PARAGON GP HOLDINGS AND PARAGON LP HOLDINGS IN THE COURTS OF ANY OTHER JURISDICTION.

          Section 12.17 Counterparts; Effectiveness; Inconsistencies. This Agreement and any amendments, waivers, consents or supplements may be executed in counterpart, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective when Borrower, the REIT, Paragon GP Holdings, Paragon LP Holdings, the initial Lenders and Agent have duly executed and delivered counterpart execution pages of this Agreement to each other (delivery by Borrower, the REIT, Paragon GP Holdings, and Paragon LP Holdings, to Lenders and by any Lender to Borrower, the REIT, Paragon GP Holdings, and Paragon LP Holdings, and any other Lender being deemed to have been made by delivery to Agent). This Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent one with the other, but to the



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          extent that the terms and  conditions  of this  Agreement are actually and directly inconsistent with the terms and conditions of any other Loan Document, this Agreement shall govern.

          Section 12.18 Performance of Obligations. Upon and during the continuance of an Event of Default, Borrower agrees that Agent may, but shall not have obligation to, make any payment or perform any act required of Borrower or the REIT under any Loan Document or take any other action which Agent in its discretion deems necessary or desirable to protect or preserve the Collateral including, without limitation, any action to (1) pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against any Collateral; and (2) effect any repairs or obtain any insurance called for by the terms of any of the Loan Documents, and to pay all or any part of the premiums therefor and the costs thereof.

          Section 12.19 Construction. The parties acknowledge that each party and its counsel have reviewed and had an opportunity to revise this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

          Section 12.20 Entire Agreement. This Agreement, taken together with all of the other Loan Documents and all certificates and other documents delivered by Borrower to Agent, embodies the entire agreement of the parties and supersedes all prior agreements, written and oral, relating to the subject matter hereof.

          Section 12.21 Confidentiality. Confidential Information obtained by Agent or Lenders pursuant to this Agreement or in connection with the Facility shall not be disseminated by Agent or any Lender and shall not be disclosed to third parties other than (a) to regulators, taxing authorities and other governmental agencies having jurisdiction over Agent or any Lender; (b) in response to Requirements of Law; (c) to their respective auditors and legal counsel; (d) in connection with regulatory, administrative and judicial proceedings, including enforcement proceedings relating to the Loan Documents; and (e) to any prospective assignee of or participant in a Lender's interest under the Agreement or any prospective purchaser of the assets or a controlling interest in any Lender; provided that such prospective assignee, participant or purchaser first agrees to be bound by the provisions of this Section 12.21.

          Section 12.22 Estoppel Certificates. If required by the underwriters in connection with a public offering of securities of the REIT, Agent shall provide an estoppel certificate certifying, as of such date, that (a) to Agent's actual knowledge no Unmatured Event of Default or Event of Default then exists (if such is the case, or if such is not the case, specifying any Unmatured Event of Default or Event of Default) and (b) the aggregate outstanding amount of the Loans. Such certification shall not (1) prevent Agent or any Lender from later making assertions or taking actions which are inconsistent with such certification, if new facts or circumstances thereafter become known to Agent or any Lender which would have a bearing thereon and which were not known and could not reasonably have been known at the time such estoppel certificate was delivered, and (2) shall not expose
          Agent or any Lender to any liability or damages (direct or consequential) for or by reason of any Person's reliance thereon.




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          Section  12.23  Limitation  of  Liability.  (a)  None  of  Paragon  GP
          Holdings, Paragon LP Holdings, the REIT nor any officer, employee, servant, controlling person, executive, director, Agent or authorized representative of such Person (herein referred to as "operatives") shall be liable personally for the Obligations. The sole recourse of the Lenders and the Agent for satisfaction of the Obligations shall be to the Borrower as an entity and the Borrower's assets, and not to any assets of any of Paragon GP Holdings, Paragon LP Holdings, the REIT or their respective operatives. In the event that an Event of Default occurs in connection with the Obligations, no action shall be brought against any of Paragon GP Holdings, Paragon LP Holdings, the REIT, or their respective operatives. In the event of foreclosure or any other sale or disposition of Property, no judgment for any deficiency relating to the Obligations shall be obtainable by the Lenders or the Agent against any of Paragon GP Holdings, Paragon LP Holdings, the REIT, or their respective operatives.

               (b) Notwithstanding anything in Section 12.23(a) above to the contrary, (1) nothing herein shall limit or otherwise prejudice in any way the right of the Agent or any Lender to proceed against Borrower with respect to the enforcement of any Obligations or the liability of Borrower for such Obligations, (2) nothing herein shall limit or otherwise prejudice in any way the right of the Agent or any Lender to proceed against each of Paragon GP Holdings, Paragon LP Holdings and the REIT with respect to enforcement of its agreements to be bound by certain provisions of this Agreement as expressly set forth in such Person's counterpart signature page hereto or its liability for any violation of such provisions, and (3) such limitations of liability shall not apply to operatives if and to the extent that such Persons commit fraud or willful misrepresentation.

         This Section 12.23 shall be deemed incorporated in each Loan Document.

                           COUNTERPART EXECUTION PAGE


     By execution of this Counterpart Execution Page to that certain Fifth Amended and Restated Credit Agreement dated as of July 27, 1996, by and among Paragon Group L.P. as Borrower, Wells Fargo Realty Advisors Funding, Incorporated, as Agent for certain Lenders, and the Lenders (as defined therein) (the "Agreement"), the undersigned acknowledges that it is bound by the terms and conditions of the Agreement. The undersigned acknowledges that this Counterpart Execution Page shall become a part of the Agreement and may be attached thereto. The undersigned further acknowledges its receipt of a copy of the Agreement.

                           "BORROWER"
                            PARAGON GROUP L.P., a Delaware limited partnership

                            BY: Paragon Group GP Holdings, Inc., a Delaware corporation, its General Partner


                            By:      ______________________________________
                                     Lynn T. Caldwell, Senior Vice President

                                     ADDRESS FOR NOTICE:
                                     7557 Rambler Road, Suite 1200
                                     Dallas, Texas  75231-4167
                                     Attention: Lynn T. Caldwell
                                     Telephone: (214) 891-2000
                                     Facsimile: (214) 891-2019

                                     WITH A COPY TO:
                                     Stutzman & Bromberg, P.C.
                                     2323 Bryan Street, Suite 2200
                                     Dallas, Texas  75201-2689
                                     Attention: Carl C. Christoff
                                     Telephone: (214) 969-4900
                                     Facsimile: (214) 969-4999

                           COUNTERPART EXECUTION PAGE


     By execution of this Counterpart Execution Page to that certain Fifth Amended and Restated Credit Agreement dated as of July 27, 1996, by and among Paragon Group L.P. as Borrower, Wells Fargo Realty Advisors Funding, Incorporated, as Agent for certain Lenders, and the Lenders (as defined therein) (the "Agreement"), the undersigned acknowledges that it is bound by the terms and conditions of the Agreement. The undersigned acknowledges that this Counterpart Execution Page shall become a part of the Agreement and may be attached thereto. The undersigned further acknowledges its receipt of a copy of the Agreement.

                                  "LENDER"

COMMITMENT $45,000,000.00         WELLS FARGO REALTY ADVISORS
                                  FUNDING, INCORPORATED, a Colorado
                                  corporation

                              By: Wells Fargo Real Estate Group,
                                  a California corporation, its agent

                              By: ______________________________
                                  J. Kent  Howard
                                  Vice President

                              By: ______________________________
                                  Joyce L. Demyan
                                  Assistant Secretary

                                  ADDRESS FOR NOTICE:
                              c/o Wells Fargo Real Estate Group Disbursement
                                  Center
                                  2120 East Park Place, Suite 100
                                  El Segundo, CA  90245
                                  Attention: Manager, AU #5847, Loan #5914.ZMD
                                  Telephone: (310) 615-0200
                                  Facsimile: (310) 615-1014

                                  WITH A COPY TO:
                                  Wells Fargo Real Estate Group, Inc.
                                  12377 Merit Drive, Suite 300
                                  Dallas, TX  75251
                                  Attention: Account Officer
                                  Telephone: (214) 661-8980
                                  Facsimile (214) 386-4723

                           COUNTERPART EXECUTION PAGE


     By execution of this Counterpart Execution Page to that certain Fifth Amended and Restated Credit Agreement dated as of July 27, 1996, by and among Paragon Group L.P. as Borrower, Wells Fargo Realty Advisors Funding, Incorporated, as Agent for certain Lenders, and the Lenders (as defined therein) (the "Agreement"), the undersigned acknowledges that it is bound by the terms and conditions of the Agreement. The undersigned acknowledges that this Counterpart Execution Page shall become a part of the Agreement and may be attached thereto. The undersigned further acknowledges its receipt of a copy of the Agreement.

                                    "LENDER"

COMMITMENT: $30,000,000.00           NATIONSBANK OF TEXAS, N.A.,
                                     a national banking association


                                     By:________________________
                                     Name:______________________
                                     Title:_____________________

                                     ADDRESS FOR NOTICE:
                                     NationsBank of Texas, N.A.
                                     901 Main Street, 51st Floor
                                     Dallas, Texas 75202
                                     Attention:  John Lamb
                                     Telephone: (214) 508-1521
                                     Facsimile: (214) 508-1571

                                     WITH A COPY TO:
                                     NationsBank of Texas, N.A.
                                     901 Main Street, 51st Floor
                                     Dallas, Texas 75202
                                     Attention: Loan Administration
                                     Telephone:        (214) 508-1569
                                     Facsimile:        (214) 508-1571

                           COUNTERPART EXECUTION PAGE


     By execution of this Counterpart Execution Page to that certain Fifth Amended and Restated Credit Agreement dated as of July 27, 1996, by and among Paragon Group L.P. as Borrower, Wells Fargo Realty Advisors Funding, Incorporated, as Agent for certain Lenders, and the Lenders (as defined therein) (the "Agreement"), the undersigned acknowledges that it is bound by the terms and conditions of the Agreement. The undersigned acknowledges that this Counterpart Execution Page shall become a part of the Agreement and may be attached thereto. The undersigned further acknowledges its receipt of a copy of the Agreement.

                                    "LENDER"

COMMITMENT: $10,000,000.00           THE BOATMEN'S NATIONAL BANK OF ST.LOUIS,
                                     a national banking association


                                     By:________________________
                                     Name:______________________
                                     Title:_____________________

                                     ADDRESS FOR NOTICE:
                                     7800 Forsyth Blvd., Suite 450
                                     Clayton, Missouri  63105
                                     Attention: Laura D. Kenny
                                     Telephone: (314) 466-0558
                                     Facsimile: (314) 466-0585

                           COUNTERPART EXECUTION PAGE


         By execution of this Counterpart Execution Page to that certain Fifth Amended and Restated Credit Agreement dated as of July 27, 1996, by and among Paragon Group L.P. as Borrower, Wells Fargo Realty Advisors Funding, Incorporated, as Agent for certain Lenders, and the Lenders (as defined therein) (the "Agreement"), the undersigned acknowledges that it is bound by the terms and conditions of the Agreement. The undersigned acknowledges that this Counterpart Execution Page shall become a part of the Agreement and may be attached thereto. The undersigned further acknowledges its receipt of a copy of the Agreement.

                              "AGENT"

                               WELLS FARGO REALTY ADVISORS FUNDING,
                               INCORPORATED, a Colorado corporation

                          By:  Wells Fargo Real Estate Group,
                               a California corporation, its agent


                          By:  _______________
                                  J. Kent Howard
                                  Vice President


                          By:   ___________________
                                 Joyce L. Demyan
                                 Assistant Secretary

                         ADDRESS FOR NOTICE:
                         c/o Wells Fargo Real Estate Group Disbursement Center 2120 East Park Place, Suite 100
                         El Segundo, CA  90245
                         Attention: Manager, AU #5847, Loan #5914.ZMD
                         Telephone: (310) 615-0200
                         Facsimile: (310) 615-1014

                         WITH A COPY TO:
                         Wells Fargo Real Estate Group, Inc.
                         12377 Merit Drive, Suite 300
                         Dallas, TX  75251
                         Attention: Account Officer
                         Telephone: (214) 661-8980
                         Facsimile (214) 386-4723

                         LIBOR OFFICE:
                         c/o Wells Fargo Real Estate Group Disbursement Center 2120 East Park Place, Suite 100
                         El Segundo, CA  90245
                         Attention: Manager, AU No. 5847, Loan No. 5914.ZMD
                         Telephone: (310) 615-0200
                         Facsimile: (310) 615-1014

                           COUNTERPART EXECUTION PAGE


     By execution of this Counterpart Execution Page to that certain Fifth Amended and Restated Credit Agreement dated as of July 27, 1996, by and among Paragon Group L.P. as Borrower, Wells Fargo Realty Advisors Funding, Incorporated, as Agent for certain Lenders, and the Lenders (as defined therein) (the "Agreement"), the undersigned acknowledges that it is bound by the terms and conditions of Sections 4.1(b), 4.1(f)(2), 5.2, 7.2, 8.2,
     12.14 and 12.16 of the Agreement. The undersigned acknowledges that this Counterpart Execution Page shall become a part of the Agreement and may be attached thereto. The undersigned further acknowledges its receipt of a copy of the Agreement.

                                    "REIT"

                                     PARAGON GROUP, INC., a Maryland corporation


                                     By:_______________________________________
                                        Lynn T. Caldwell, Senior Vice President


                                        ADDRESS FOR NOTICE:
                                        7557 Rambler Road, Suite 1200
                                        Dallas, Texas  75231-4167
                                        Attention: Lynn T. Caldwell
                                        Telephone: (214) 891-2000
                                        Facsimile: (214) 891-2019

                                        WITH A COPY TO:
                                        Stutzman & Bromberg, P.C.
                                        2323 Bryan Street, Suite 2200
                                        Dallas, Texas  75201-2689
                                        Attention: Carl C. Christoff
                                        Telephone: (214) 969-4900
                                        Facsimile: (214) 969-4999

                           COUNTERPART EXECUTION PAGE


     By execution of this Counterpart Execution Page to that certain Fifth Amended and Restated Credit Agreement dated as of July 27, 1996, by and among Paragon Group L.P. as Borrower, Wells Fargo Realty Advisors Funding, Incorporated, as Agent for certain Lenders, and the Lenders (as defined therein) (the "Agreement"), the undersigned acknowledges that it is bound by the terms and conditions of Sections 4.1(c), 4.1(f)(3), 5.3, 7.3, 8.3, 12.14, and 12.16 of the Agreement. The undersigned acknowledges that this Counterpart Execution Page shall become a part of the Agreement and may be attached thereto. The undersigned further acknowledges its receipt of a copy of the Agreement.

                                   "PARAGON GP HOLDINGS"

                                    PARAGON GROUP GP HOLDINGS, INC., a Delaware corporation


                                    By:
                                    Lynn T. Caldwell, Senior Vice President


                                    ADDRESS FOR NOTICE:
                                    7557 Rambler Road, Suite 1200
                                    Dallas, Texas  75231-4167
                                    Attention:  Lynn T. Caldwell
                                    Telephone: (214) 891-2000
                                    Facsimile: (214) 891-2019

                                    WITH A COPY TO:
                                    Stutzman & Bromberg, P.C.
                                    2323 Bryan Street, Suite 2200
                                    Dallas, Texas  75201-2689
                                    Attention: Carl C. Christoff
                                    Telephone: (214) 969-4900
                                    Facsimile: (214) 969-4999

                           COUNTERPART EXECUTION PAGE


     By execution of this Counterpart Execution Page to that certain Fifth Amended and Restated Credit Agreement dated as of July 27, 1996, by and among Paragon Group L.P. as Borrower, Wells Fargo Realty Advisors Funding, Incorporated, as Agent for certain Lenders, and the Lenders (as defined therein) (the "Agreement"), the undersigned acknowledges that it is bound by the terms and conditions of Sections 4.1(d), 4.1(f)(4), 5.4, 7.4, 8.4, 12.14, and 12.16 of the Agreement. The undersigned acknowledges that this Counterpart Execution Page shall become a part of the Agreement and may be attached thereto. The undersigned further acknowledges its receipt of a copy of the Agreement.

                                  "PARAGON LP HOLDINGS"

                                   PARAGON GROUP LP HOLDINGS, INC., a Delaware corporation


                                   By:______________________________________
                                      Lynn T. Caldwell, Senior Vice President


                                      ADDRESS FOR NOTICE:
                                      7557 Rambler Road, Suite 1200
                                      Dallas, Texas  75231-4167
                                      Attention:  Lynn T. Caldwell
                                      Telephone: (214) 891-2000
                                      Facsimile: (214) 891-2019

                                      WITH A COPY TO:
                                      Stutzman & Bromberg, P.C.
                                      2323 Bryan Street, Suite 2200
                                      Dallas, Texas  75201-2689
                                      Attention: Carl C. Christoff
                                      Telephone: (214) 969-4900
                                      Facsimile: (214) 969-4999

                         ADDENDA, EXHIBITS AND SCHEDULES

Addenda:

Addendum I        -        Borrower's Financial Covenants

Exhibits:

A        -        Form of Assignment and Assumption
B        -        Form of Borrowing Base Certificate
C        -        Closing Checklist
D        -        Form of Compliance Certificate
E        -        Funds Transfer Agreement
F        -        Form of Loan Note
G        -        Form of Notice of Borrowing
H        -        Form of Notice of Borrowing Worksheet
I        -        Form of Conversion Date Certificate
J        -        Form of Project Budget
K        -        Form of Loan Availability Certificate

Schedules:

1        -        List of Borrowing Base Stabilized Properties
2        -        List of Borrowing Base Development Properties
5.1(q)   -        Borrower Environmental Matters
5.1(v)   -        Contractual Obligations Not Terminable in 30 Days
5.3(p)   -        Partner Interests of Paragon GP Holdings in Subsidiaries of
                  the Borrower
7.1(b)   -        Business Names Used by Borrower
7.2(i)   -        Reimbursement and Indemnification Obligations of the Borrower
                  to the REIT
7.3(g)   -        Reimbursement and Indemnification Obligations of the Borrower
                  to Paragon
                  GP Holdings
7.4(g)   -        Reimbursement and Indemnification Obligations of the Borrower
                  to Paragon LP Holdings

                                   ADDENDUM I

                         Borrower's Financial Covenants

         1.       Defined Terms.

               (a) "Capital Expenditures" means, on an annualized basis, with respect to residential apartment properties for which the final certificate of occupancy has been issued, Two Hundred ($200.00) per dwelling unit and with respect to office properties and retail properties, ($1.00) per square foot. With respect to the financial covenants contained herein (1) Capital Expenditures shall be pro rated on a quarterly basis and (2) Capital Expenditures with respect to Investment Affiliates will be adjusted to reflect the Borrower's ownership in such Investment Affiliates.

               (b) "Debt Service" means for any period, Interest Expense for such period plus scheduled principal amortization for such period on all Indebtedness of the Borrower on a consolidated basis.

               (c) "EBITDA" means, for any period (1) the sum of the amounts for such period of (i) Net Income of Borrower, the REIT and their respective Subsidiaries for such period (excluding equity in net earnings or net loss of Investment Affiliates), (ii) depreciation and amortization expense and other non-cash items deducted on the Financial Statements in determining such Net Income for Borrower, the REIT and their respective Subsidiaries for such period, (iii) interest expense of Borrower, the REIT and their respective Subsidiaries, for such period as reflected in such Person's financial statements, (iv) Taxes of Borrower, the REIT and their respective Subsidiaries for such period, and (v) cash dividends and distributions actually received by Borrower from Investment Affiliates, minus (2) the extraordinary gains (and plus the extraordinary losses) of Borrower, the REIT and their respective Subsidiaries resulting from asset sales, write-ups, or forgiveness of Indebtedness, determined in each case on a consolidated basis in accordance with GAAP.

               (d) "Funds From Operations" means, for any period, Borrower's Net Income (or loss) for such period calculated on a GAAP basis excluding gains (or losses) from debt restructuring and sales of property, plus
          (i) real estate depreciation and amortization, (ii) adjustments for Investment Affiliates, and (iii) adjustments for extraordinary or unusual items, along with significant non-recurring items incurred outside of the fundamental operations of the Borrower and as reflected in Borrower's Form 10Q or 10K, as the case may be, filed with the SEC.

               (e) "Gross Asset Value" means the sum of (1) annualized prior Fiscal Quarter EBITDA (excluding (i) dividends and any other distributions from Investment Affiliates, (ii) EBITDA attributable to properties not owned by Borrower for the entire prior Fiscal Quarter and (iii) any EBITDA from Development Properties valued as Work In Process) capitalized at 9.25%, plus (2) the price paid for any operating properties acquired during the prior Fiscal Quarter, plus
          (3) cash and Cash Equivalents (excluding tenant deposits), plus (4) 100% of Work In Process , plus (5) Borrower's pro rata share of annualized prior Fiscal Quarter Net Operating Income for Investment Affiliate operating properties (excluding EBITDA attributable to operating properties

                                  Addendum - 1
          not owned by such Investment Affiliates for the entire prior Fiscal Quarter) capitalized at 9.25% for multifamily properties and 10% for office and/or industrial properties, plus (6) Borrower's pro rata share of the price paid for operating properties acquired by Investment Affiliates during the prior Fiscal Quarter, plus (7) Borrower's pro rata share of Work In Process relating to properties owned by Investment Affiliates.

               (f) "Interest Expense" means, for any period, all paid, accrued or capitalized interest (but excluding (1) capitalized interest covered by an interest reserve established under a loan facility, including the Facility, (2) interest attributable to capital expenditures of Borrower for accounting purposes and not resulting from actual borrowings, and (3) any non-cash deferred loan cost amortization resulting from interest rate buy down expenses incurred prior to the Restatement Date, loan fees, loan closing costs, and other debt issuance costs included in Borrower's reported interest expense pursuant to GAAP on a consolidated basis). Interest Expense also shall include Borrower's Share (disregarding the contribution obligations of co-owners or partners) of accrued, paid or capitalized interest (except as excluded under clauses (1), (2), and (3) above) with respect to any Accommodation Obligation.

               (g) "Net Worth" means, at any time, (1) the sum of (A) the total shareholders' equity of the REIT; (B) the value of all Units owned by Persons other than Paragon GP Holdings and Paragon LP Holdings; and
          (C) depreciation and amortization of the REIT, the Borrower, and their respective Subsidiaries after June 30, 1994; minus (2) the sum of (A) all intangible assets of the REIT; and (B) any intangible assets of Borrower relating to minority interests in Borrower, determined on a consolidated basis in accordance with GAAP.

               (g) "Total Liabilities" means all GAAP liabilities, plus (1) Indebtedness and Accommodation Obligations of Borrower that are not GAAP liabilities; (2) 100% of the recourse liabilities of Borrower as a general partner of any partnership that are not GAAP liabilities; and (3) Borrower's pro rata share of non-recourse debt of Investment Affiliates that are not GAAP liabilities. Total Liabilities, however, shall exclude up to $15,000,000 (in aggregate) of accounts payable, accrued liabilities and tenant security deposits.

               (h) "Work in Process" means the aggregate Expended Project Costs as reviewed and approved by Agent (as of the certification date), including the cost of Land for Borrowing Base Development Properties and the pro rata share of Expended Project Costs for Development Properties other than Borrowing Base Development Properties.

          2. Minimum Net Worth. Borrower shall maintain a Net Worth of not less than 90% of the Net Worth of the REIT as of March 31, 1996. The Net Worth of the REIT as of March 31, 1996, was $173,445,000.00.

          3. Total Liabilities to Gross Asset Value Ratio. The ratio of Borrower's Total Liabilities to Gross Asset Value shall not exceed 0.575:1.

          4. EBITDA to Interest Expense Ratio. The ratio of EBITDA to Interest Expense shall not be less than 2.00:1.



                                  Addendum - 2

          5. EBITDA to Fixed Charges Ratio. The ratio of EBITDA to the sum of Fixed Charges shall not be less than 1.75:1.

          6. Distributions. Distributions by Borrower on account of Units shall not exceed (a) 130% of Funds From Operations for the Fiscal Quarter ending June 30, 1996; (b) 115% of Funds From Operations for the Fiscal Quarter ending September 30, 1996; (c) 110% of Funds From Operations for the Fiscal Quarters ending December 31, 1996, and March 31, 1997; and (d) 105% of Funds From Operations for the Fiscal Quarter ending June 30, 1997. Except as otherwise provided above, distributions by Borrower on account of Units shall not exceed 95% of Funds From Operations for any Fiscal Quarter. If a monetary Event of Default has occurred and is continuing, then such distributions in any Fiscal Year shall not exceed the minimum amount of taxable income that Borrower must distribute in order to remain qualified as a real estate investment trust, as defined in Section 856 of the Internal Revenue Code, or any successor provision. Borrower's Funds From Operations for the Fiscal Quarter immediately preceding the date on which any such distribution is made shall be used to determine Borrower's compliance with the distribution limitations set forth in this provision.

          7. Permitted Investments. Borrower's primary business will be the development, ownership, operation and management of apartment, retail and commercial properties, asset management and business activities and investments incidental thereto; provided, however, unimproved land holdings, stock holdings (excluding short term equity investments maintained for cash management purposes), investments in partnerships and joint ventures which are Investment Affiliates, and Investment
          Mortgages shall not exceed the following percentages of Gross Asset Value.

                                                             Maximum Percentage
                   Permitted Investment                     of Gross Asset Value
          Land:                                                           2.5%
          Securities of Persons other than the REIT,                        5%
          Paragon GP Holdings, Paragon LP Holdings,
          and the Management Company:
          Partnerships and joint ventures which are                      22.5%
          Investment Affiliates of either Borrower or the REIT:
          Investment Mortgages:                                             5%

     The value of Permitted Investments other than investments in partnerships and joint ventures shall be calculated in conformity with GAAP. The value of Permitted Investments in partnerships and joint ventures shall be calculated in conformity with the calculation of Gross Asset Value. The aggregate Permitted Investments of Borrower shall not exceed 25% of Gross Asset Value.



                                  Addendum - 3

     Additionally, the aggregate amount of the Construction Budgets for Development Properties in which Borrower either has a direct or indirect ownership interest shall not exceed (a) $100,000,000 from July 27, 1996, through December 31, 1996; (b) $80,000,000 from January 1, 1997, through June 30, 1997; and (c) $60,000,000 thereafter. If a Development Property is owned by an Investment Affiliate of Borrower, then the product of (1) Borrower's ownership interest in such Investment Affiliate and (2) the amount of the Construction Budget for the Development Property shall be used in calculating such Investment limitation.

     8. Calculation. Each of the foregoing ratios and financial requirements shall be calculated as of the last day of each Fiscal Quarter and shall be satisfied at all times.




                                  Addendum - 4

                                    EXHIBIT C


                                CLOSING CHECKLIST

1.       Fifth Amended and Restated Credit Agreement

2.       Loan Notes

         (a)      Wells Fargo Realty Advisors Funding, Incorporated

                  (i)      $5,600,000 Loan Note
                  (ii)     $5,145,000 Loan Note
                  (iii)    $34,255,000 Loan Note

         (b)      NationsBank of Texas, N.A.

                  (i)      $3,733,333 Loan Note
                  (ii)     $3,430,000 Loan Note
                  (iii)    $22,836,667 Loan Note

         (c)      The Boatmen's National Bank of St. Louis

                  (i)      $1,244,447 Loan Note
                  (ii)     $1,143,333 Loan Note
                  (iii)    $7,612,220 Loan Note

3.       Borrower's Affidavit

4        REIT Affidavit

5.       Paragon GP Holdings Affidavit

6.       Paragon LP Holdings Affidavit

7.       Borrower's Counsel Legal Opinion

8.       Compliance Certificate



                                       C-1